UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.  )
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Filed by the Registrant

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Filed by a Party other than the Registrant

CHECK THE APPROPRIATE BOX:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material under §240.14a-12

Select Water Solutions, Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
PAYMENT OF FILING FEE (CHECK ALL BOXES THAT APPLY):
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No fee required

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Fee paid previously with preliminary materials

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2025
NOTICE OF ANNUAL MEETING
OF STOCKHOLDERS AND
PROXY STATEMENT

LETTER FROM OUR CHAIRMAN, PRESIDENT AND
CHIEF EXECUTIVE OFFICER
Dear Fellow Stockholder:
It is my pleasure to invite you to attend the 2025 Annual Meeting of Stockholders of Select Water Solutions, Inc. (the “Annual Meeting”) to be held on Friday, May 2, 2025, at 1:00 p.m. Central Time, at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240.
The following Notice of Annual Meeting describes the business to be conducted at the Annual Meeting. We encourage you to review the materials and vote your shares.
THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU CAST YOUR VOTE “FOR”
PROPOSALS 1, 2, AND 3, AS DESCRIBED IN THE PROXY STATEMENT.
The Board has fixed the close of business on March 6, 2025 as the record date (the “Record Date”) for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Accordingly, only stockholders of record at the close of business on the Record Date are entitled to notice of, and shall be entitled to vote at, the Annual Meeting or any postponement or adjournment thereof. Attendance is limited to stockholders of the Company, their proxy holders, and our guests. Stockholders holding stock in brokerage accounts must bring a legal proxy or other evidence of share ownership as of March 6, 2025 to be admitted to the meeting.
Whether or not you plan to attend the Annual Meeting, it is important that your shares be represented and voted at the meeting. You can ensure that your shares are represented and voted at the meeting by submitting your proxy card or voting instruction form over the Internet or by telephone. If you received your proxy materials by mail, you may also submit your proxy card or voting instruction form by mail by using the traditional proxy card or voting instruction form that was included. Instructions for these convenient ways to vote are set forth on both the Notice of Internet Availability of Proxy Materials and the proxy card or voting instruction form.
If the Annual Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You may change or revoke your proxy until it is voted. If you are planning to attend the Annual Meeting, please check the website one week prior to the meeting date. To ensure your vote is counted, we encourage you to vote your shares prior to the Annual Meeting.
Thank you for your continued support of Select Water Solutions, Inc.
Sincerely,
John D. Schmitz
Chairman of the Board, President, and
Chief Executive Officer

2025 Proxy Statement	i

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
DATE AND TIME Friday, May 2, 2025 1:00 p.m. Central Time
WHO CAN VOTE
Stockholders of record as the close of business on March 6, 2025 will be entitled to notice of, and to vote at, the 2025 Annual Meeting of Stockholders (the “Annual Meeting”), or any postponement or adjournment thereof

LOCATION 1820 N I-35 Gainesville, TX 76240
VOTING ITEMS
PROPOSALS	BOARD VOTE RECOMMENDATION	FOR FURTHER DETAILS
1. To elect the eight director nominees named in the Proxy Statement to our Board	“FOR” each director nominee	Page 14
2. To ratify the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025	“FOR”	Page 28
3. To conduct a non-binding, advisory vote to approve Named Executive Officer compensation	“FOR”	Page 30
Stockholders will also transact any other business that may be properly presented at the Annual Meeting. The accompanying Proxy Statement is dated March 18, 2025 and will be made available to stockholders beginning on or about March 18, 2025. The accompanying Proxy Statement more fully describes these matters. At this time, we have not received notice of any other matter that may be properly presented at the Annual Meeting.
Only holders of common stock of record at the close of business on March 6, 2025, are entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. For security purposes, you may be required to present evidence of your share ownership and a valid, government-issued photo identification, such as a driver’s license or passport, to gain admission to the Annual Meeting. The use of cameras, sound recording equipment, communication devices or other similar equipment is prohibited. Packages, boxes, handbags, briefcases, and other items are subject to inspection.
Your vote is important — Please submit your proxy card or voting instruction form over the Internet or by telephone by following the instructions on the Notice of Internet Availability of Proxy Materials about how to view the proxy materials. If you received your proxy materials by mail, you may submit your proxy card or voting instruction form over the Internet or by telephone or by completing, signing, dating, and promptly mailing your proxy card or voting instruction form that was included. A postage-paid return envelope was provided. If you attend the Annual Meeting, you may vote in person.
By Order of the Board of Directors,
Christina M. Ibrahim
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 2, 2025
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

2025 Proxy Statement	1

2	Select Water Solutions

FORWARD-LOOKING STATEMENTS AND WEBSITE REFERENCES

This document may contain “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, which statements are subject to substantial risks and uncertainties and are based on estimates and assumptions. All statements, other than statements of historical fact included in the Proxy Statement are forward-looking statements, including statements about the Company’s Board of Directors, corporate governance practices, executive compensation program, equity compensation utilization and sustainability initiatives. In some cases, you can identify forward-looking statements by terms such as “may,” “might,” “will,” “objective,” “intend,” “should,” “could,” “can,” “would,” “expect,” “believe,” “design,” “estimate,” “predict,” “potential,” “plan” or the negative of these terms, and similar expressions intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the forward-looking statements expressed or implied in the Proxy Statement. Such risks, uncertainties and other factors include those identified in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the U.S. Securities and Exchange Commission (“SEC”) and other subsequent documents we file with the SEC. The Company expressly disclaims any obligation to update or alter any statements whether as a result of new information, future events or otherwise, except as required by law. Any standards of measurement and performance made in reference to our sustainability plans and goals are developing and based on assumptions that continue to evolve, and no assurance can be given that any such plan, initiative, projection, goal, commitment, expectation, or prospect can or will be achieved. The inclusion of information related to our sustainability goals and initiatives is not an indication that such information is material under the standards of the SEC.
This document includes references to websites, website addresses and materials found on those websites. The content of any websites and materials named, hyperlinked or otherwise referenced in this document are not incorporated Website references throughout this document are inactive textual references and provided for convenience only, and the content on the referenced websites is not incorporated herein by reference and does not constitute a part of the Proxy Statement into this document or in any other report or document we file with the SEC, and any references to such websites and materials are intended to be inactive textual references only.

PROXY STATEMENT SUMMARY
The Board of Directors (our “Board”) of Select Water Solutions, Inc. (which we refer to as “Select Water Solutions,” “Select Water,” “Select,” the “Company,” “we,” “our,” or “us”) is furnishing this Proxy Statement to you over the Internet or delivering this Proxy Statement to you by mail in connection with the solicitation of proxies by our Board and the solicitation of voting instructions, in each case for use at the Annual Meeting of Stockholders to be held on May 2, 2025, and at any adjournments or postponements thereof.
On or about March 18, 2025, we will commence mailing the Notice of Internet Availability of Proxy Materials to most of our stockholders, and we also will commence mailing to some of our stockholders, and make available electronically over the Internet to all of our stockholders: (1) the Notice of Annual Meeting of Stockholders and this Proxy Statement; and (2) our 2024 Annual Report to Stockholders, which includes our Annual Report on Form 10-K for the year ended December 31, 2024 and our audited financial statements (the “Annual Report”). If you receive your proxy materials by mail, a proxy card or voting instruction form will be included.
The following summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting.

2025 Proxy Statement	3

DATE AND TIME Friday, May 2, 2025 1:00 p.m. Central Time	LOCATION Select Water Solutions, Inc. 1820 N I-35 Gainesville, TX 76240	RECORD DATE March 6, 2025
VOTING MATTERS		BOARD’S VOTE RECOMMENDATIONS	FOR FURTHER INFORMATION
PROPOSAL 1	Election of eight director nominees named in this Proxy Statement	“FOR” each director nominee	Page 14
PROPOSAL 2	Ratification the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for fiscal year 2025	“FOR”	Page 28
PROPOSAL 3	Non-binding, advisory vote to approve Named Executive Officer compensation	“FOR”	Page 30
HOW TO VOTE

INTERNET
www.proxyvote.com
Available until 11:59 p.m. Eastern time on May 1, 2025. You must have the control number that appears on your Notice of Internet Availability of Proxy Materials or proxy card or voting instruction form.

TELEPHONE
Call 1-800-690-6903
Available until 11:59 p.m. Eastern time on May 1, 2025. You must have the control number that appears on your Notice of Internet Availability of Proxy Materials or proxy card or voting instruction form.
MAIL Complete, sign and date your proxy card or voting instruction form and mail in the postage-paid return envelope.	IN PERSON If you plan to attend to vote in person, you will need to present at the meeting evidence of your share ownership and a valid, government-issued photo identification.
Company Overview and Business Strategy

Select Water Solutions, Inc. is a leading provider of sustainable water-management solutions to the energy industry in the United States (“U.S.”). As a leader in the water management industry, we place the utmost importance on safe, environmentally responsible management of water throughout the lifecycle of a well. Additionally, we believe that responsibly managing water resources through our operations to help conserve and protect the environment in the communities in which we operate is paramount to our continued success. With a diverse geographic footprint across the U.S., we operate through three primary segments:

1. Water Infrastructure,
2. Water Services, and
3. Chemical Technologies.

4	Select Water Solutions

Water Infrastructure — Our Water Infrastructure segment develops, builds, and operates permanent and semi-permanent infrastructure solutions to support full life cycle water management and waste treatment solutions. These solutions incorporate both new oil and gas well development and ongoing production activity, including recycling and disposal of flowback and produced water and the associated logistics. As our customers transition from appraisal to full-field development, and also transition to treated produced water to complete new wells, our fixed infrastructure networks can provide environmental benefits by reducing the demand for water disposal, water hauling by truck and fresh water demand, while at the same time enabling economies of scale that help reduce customer capital expenditures and lease operating expenses over the life of the field. These water networks can also help balance water supply across regions and customers to promote greater water reuse.
Our Water Infrastructure operations are underpinned by a growing portfolio of long-term contractual agreements, and accompanying customer commitments, that encompass the delivery of water needed for the near-term development of new oil and gas wells but also provide the long-term solutions that manage produced water over the entire production life of a well. These agreements, which commonly entail higher operating margins over a longer contractual term, underscore our commitment to our customers and our role as primary environmental steward for these operations. Our infrastructure networks facilitate the gathering and takeaway of produced water, as well as the treatment, reuse and delivery of treated produced water. Our infrastructure assets include permanent pipeline infrastructure, semi-permanent pipeline infrastructure, fixed and mobile treatment and recycling facilities, water storage facilities, saltwater disposal wells (“SWDs”) and landfill facilities.
We are actively expanding our portfolio of water recycling facilities across multiple regions, emphasizing water recycling opportunities as a cornerstone of our operations. We recognize produced water as an invaluable, sustainable non-potable water source, naturally generated from ongoing oil and/or gas production. Through our dedicated efforts in recycling, we aim to progressively reduce the proportion of produced water being reinjected into SWDs over time, thereby diminishing the industry’s reliance on fresh water and reinforcing our commitment to responsible resource management.
Additionally, we are pursuing recycling solutions beyond traditional reuse for oil and gas operations that could enable the beneficial reuse of produced water for non-energy applications. This could enable substitution of treated produced water in general industry and agriculture, or other stewardship-oriented applications such as wildlife rehabilitation, carbon capture and sequestration, or drought mitigation, among other opportunities. Further advancements could preserve substantial fresh water sources and enable the industry to become a contributor to the water lifecycle.
Water Services — Our Water Services segment provides the complex services needed to support new well completions as well as ongoing production over the life of the well, including water transfer, water sourcing, flowback and well testing, water containment, fluids hauling, water monitoring and water network automation, as well as various on-site rental equipment and accommodation offerings. Through our patented WaterONE™ automation services and our proprietary AquaView® software platform, our Water Services segment provides extensive technology solutions that enable 24/7 monitoring and visibility for our customers into all of their water-related operations, including hydrographic mapping, water volume and quality monitoring, remote pit and tank monitoring, leak detection, asset and fuel tracking and automated-equipment services. We believe these technologies help our customers lower their operating costs, improve well productivity, increase safety, reduce the risk of spills and reduce the environmental footprint of their operations.
Chemical Technologies — Our Chemical Technologies segment develops, manufactures, manages logistics and provides a full suite of chemicals used in hydraulic fracturing, stimulation, cementing, pipelines and well completions. Our completion chemicals are sold primarily to leading integrated and independent E&P companies and pressure-pumping service companies in the U.S. to support well stimulation and completion. We also provide customized water treatment and flow assurance solutions across the completion and production lifecycle. Additionally, through our FluidMatch™ solutions, we provide comprehensive testing and analysis of our customers’ application conditions, product chemistry and key performance requirements for oil and gas well completion fluid-system design. This process may include water profiling, application and fluid assessment, treatment assessment, product selection, optimization and customization.
Over the past decade, Select has become the premier water management company serving the energy industry, growing our organization and expertise, developing innovative solutions and advancing new technologies. Everything we do is connected by water, including our values & guiding principles. Working Safe, Accountability, Teamwork, Excellence and Respect are the foundation on which we successfully execute our mission to deliver operational excellence and develop sustainable water management and chemistry solutions every day.

2025 Proxy Statement	5

Director Nominees
The following provides summary information about each director nominee.
				COMMITTEE MEMBERSHIPS
NAME AND OCCUPATION	INDEPENDENT	AGE	OTHER PUBLIC BOARDS	Audit	Compensation	NG&S
JOHN D. SCHMITZ Chairman, President and CEO Select Water Solutions, Inc.		64	N
GAYLE L. BURLESON Former SVP of Business Development and Land Concho Resources, Inc.	✓	59	Y
RICHARD A. BURNETT* President and CEO Silver Creek Exploration III, LLC	✓	51	N
BRUCE E. COPE Former SVP, CAO and Controller Hunt Consolidated, Inc. / Hunt Oil Company	✓	65	N
LUIS FERNANDEZ-MORENO Interim President and CEO Ingevity Corporation	✓	63	Y
ROBIN H. FIELDER Former EVP, Low Carbon Strategy and Chief Sustainability Officer Talos Energy Inc.	✓	44	N
TIMOTHY A. ROBERTS Chief Executive Officer and Partner Iron Horse Midstream, LLC	✓	45	N
DOUGLAS J. WALL Former President and CEO Patterson-UTI Energy, Inc.	✓	72	N
Audit — Audit Committee
Compensation — Compensation Committee
NG&S — Nominating, Governance, and Sustainability Committee
— Chair

— Member

 *
— Lead Independent Director

Corporate Governance Highlights
✓ Directors elected annually	✓ Director onboarding orientation program and ongoing education initiatives
✓ Lead independent director	✓ Majority independent standing committees
✓ Average director tenure of 3.3 years	✓ Annual Board and committee self-evaluations

6	Select Water Solutions

CORPORATE GOVERNANCE
Board Composition
Under the Company’s Bylaws, the number of members of our Board will be determined from time to time by resolution of our Board. Currently, the number of directors comprising our Board is set at nine. Our Board consists of a single class of directors, each serving one-year terms.
Director Independence
As a public company, we are subject to various requirements of Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”) and the rules of the NYSE and the SEC. Generally, these rules require that a specified number or percentage of directors serving on the board and certain committees meet applicable standards of independence. Our Board may increase the number of directorships to ensure that our Board includes the requisite number of independent directors pursuant to Sarbanes-Oxley and rules of the NYSE and the SEC.
In evaluating director candidates, we assess whether a candidate possesses the integrity, judgment, knowledge, experience, diversity, skills, and expertise that are likely to enhance the board’s ability to manage and direct our affairs and business, including, when applicable, to enhance the ability of the committees of the board to fulfill their duties. Our Board has determined that, with the exception of Mr. Schmitz, all of our current directors (Mmes. Burleson and Fielder and Messrs. Burnett, Cope, Fernandez-Moreno, Roberts, Thacker and Wall) are independent under the independence standards of the NYSE. In making this determination, the Board affirmatively determined that each independent director has no material relationship with the Company.
Leadership Structure of the Board
The Bylaws and Corporate Governance Guidelines provide the Board with flexibility to combine or separate the positions of Chairman of the Board and Chief Executive Officer and/or to appoint a lead independent director (the “Lead Director”) in accordance with its determination that utilizing one or the other structure would be in the best interests of our Company. Since January 2021, Mr. Schmitz has served as our President, Chief Executive Officer, and Chairman of the Board. He facilitates communications between members of the Board and works with management in the preparation of the agenda for each Board meeting. All of our directors are encouraged to make suggestions for Board agenda items or pre-meeting materials. Mr. Burnett was appointed in March 2023 as the Lead Director, effective following our 2023 Annual Meeting of Stockholders. As Lead Director, Mr. Burnett establishes the agenda for the meetings of the independent directors in executive sessions and presides over these gatherings. He offers guidance and feedback to our management team on behalf of the independent directors, while also contributing valuable input regarding the Board’s structure. Additionally, when necessary, Mr. Burnett serves as the Board’s representative in communications with stockholders and other stakeholders. Mr. Burnett’s duties as Lead Director also include the following:
•
Serve, as necessary, as a liaison between the Chairman and the independent directors.

•
Review and approve information sent to the Board.

•
Review, approve and help develop the agendas and scheduling for Board and committee meetings.

•
Call, as necessary, meetings of the independent directors.

•
Be available for consultation and communication with stockholders, as appropriate.

The Board has concluded that our current leadership structure is appropriate at this time. It will continue to periodically review Select’s leadership structure and may implement changes in the future as deemed necessary. By meeting in executive sessions on a regular basis, the independent directors have the opportunity to identify and evaluate issues facing the Company, engaging in a frank and candid dialogue without management being present. The Board believes that its programs for overseeing risk, as described under “Role of Board in Risk Oversight Process,” would be effective under a variety of board leadership frameworks. Accordingly, the Board’s risk oversight function does not significantly impact its selection of the current leadership structure.

2025 Proxy Statement	7

Role of Board in Risk Oversight Process
Risk assessment and oversight are an integral part of our governance and management processes. The Board encourages management to promote a culture that incorporates risk management into our corporate strategy and day-to-day business operations. Management discusses strategic and operational risks at regular management meetings and conducts specific strategic planning and review sessions during the year that include a focused discussion and analysis of the risks facing the Company. Throughout the year, senior management reviews these risks with the Board at regular Board meetings as part of management presentations that focus on business functions, operations or strategies, and presents the steps taken by management to mitigate or eliminate such risks.
The Board does not have a standing risk management committee, but rather administers this oversight function directly through the Board as a whole. The Board is responsible for monitoring and assessing strategic risk exposure, and the Audit Committee assists the Board in fulfilling its oversight responsibilities by overseeing our major financial risk exposures and the steps our management has taken to monitor and control these exposures. The Audit Committee also monitors compliance with legal and regulatory requirements and considers and approves or disapproves any related-person transactions.
BOARD
Oversees the Company’s processes for assessing and managing risk.
AUDIT COMMITTEE	COMPENSATION COMMITTEE	NOMINATING, GOVERNANCE, & SUSTAINABILITY COMMITTEE

•
Reviews and discusses the Company’s practices with respect to risk assessment and risk management, significant financial risk exposures and the actions management has taken to monitor and control such risk exposures. Oversee risks from cybersecurity threats and our cybersecurity practices.

	• Oversees the assessment of the risks related to the Company’s compensation policies and programs applicable to officers, employees and directors.	• Oversees risks related to corporate governance, including sustainability and succession planning regarding the CEO and members of the Board.

MANAGEMENT

Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, Chief Accounting Officer, and General Counsel, Chief Compliance Officer & Corporate Secretary and other members of management monitor and implement policies for managing the Company’s risks, including those related to legal, accounting, and financial matters, and report periodically on these matters to the Board and its Committees.

Identification of Director Candidates
It is the responsibility of the Nominating, Governance, and Sustainability (NG&S) Committee to identify, evaluate, and recommend to the Board the director nominees for election at the annual meeting of stockholders, as well as to fill vacancies or additions on our Board that may occur between annual meetings. The NG&S Committee endeavors to recommend only director candidates who possess the highest personal values and integrity; who have experience and have exhibited achievements in one or more of the key professional, business, financial, legal and other challenges that face a U.S. oilfield services company; who exhibit sound judgment, intelligence, personal character, and the ability to make independent analytical inquiries; who demonstrate a willingness to devote adequate time to Board duties; and who are likely to be able to serve on our Board for a sustained period. The Board and the NG&S Committee are also committed to

8	Select Water Solutions

providing investors with disclosure concerning the backgrounds, skills, and qualifications of our directors. We have found that the diversity of backgrounds, perspectives, and experiences and strength of our directors’ professional and leadership experience allows for open and robust dialog and enhances the Board’s decision-making ability.
The Board and the NG&S Committee have reflected in the charter of the NG&S Committee our commitment to consider diversity in professional experience, skills, and background; and the optimal enhancement of the current mix of talent and experience on the Board when considering individual director candidates and future opportunities for strengthening our Board’s composition. In that regard, the NG&S Committee endeavors to achieve an overall variety and mix of diversity in such areas among our directors over time. The NG&S Committee assesses its effectiveness in this regard as part of the annual Board and committee evaluation process. The NG&S Committee believes the current members of the Board reflect diverse experience in the oil and gas industry and accounting and investment analysis fields, among other areas, as well as demonstrated leadership experience. The NG&S Committee will continue to seek opportunities to enhance this equal opportunity employment and does not discriminate based upon race, religion, sex, national origin, age, disability, citizenship, or any other legally protected status.
In identifying potential director candidates, the NG&S Committee relies on any source available for the identification and recommendation of candidates, including current directors and officers and our stockholders. In addition, the NG&S Committee may from time to time engage a third-party search firm to identify or evaluate, or assist in identifying or evaluating potential candidates, for which the third-party search firm will be paid a fee. As part of the search process for each new director, the NG&S Committee seeks a diverse pool of candidates in terms of opinions, perspectives, professional and personal experiences, and backgrounds, as well as other differentiating characteristics, from which Board nominees are chosen. The NG&S Committee will treat recommendations for directors that are received from the Company’s stockholders equally with recommendations received from any other source; provided, that the recommendations comply with the procedures in this Proxy Statement.
The following chart shows skills, experience, characteristics, and other criteria that will be represented on the Board following the Annual Meeting, if each director nominee is elected. This chart is not intended to be an exhaustive list for each director nominee, but instead intentionally focuses on the primary skillsets each director nominee contributes. Information populated in this chart has been derived from director nominee’s responses to their most recently completed director and officer questionnaire and existing public disclosures.
	Schmitz	Burleson	Burnett	Cope	Fernandez- Moreno	Fielder	Roberts	Wall
Capital Markets / Finance / M&A			●				●
Energy Industry	●	●	●	●	●	●	●	●
Operations / Strategic Planning	●	●	●	●	●	●	●	●
Executive Leadership (CEO or non-CEO)	●	●	●	●	●	●	●	●
Audit / Financial Reporting		●	●	●		●	●
Human Capital Management	●				●	●		●
Risk Management			●		●
Corporate Governance / Public Company	●	●	●		●	●		●
Outside Board	●	●	●		●	●		●
Legal / Regulatory / Government Affairs	●				●	●
Energy Transition and Sustainability					●	●
Technology / Engineering		●			●	●

2025 Proxy Statement	9

Committees of the Board of Directors
We have an Audit Committee, a Compensation Committee, and a Nominating, Governance, and Sustainability Committee of our Board and may have such other committees as our Board shall determine from time to time. Each of the standing committees of our Board have the composition and responsibilities described below.
Each of these committees has a charter, which, along with our Financial Code of Ethics and Corporate Code of Business Conduct and Ethics are available under the “Corporate Governance” tab on the Investors section of our website, investors.selectwater.com. Stockholders may obtain printed copies of these documents, free of charge, by sending a written request to Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240; Attn: Corporate Secretary. Information contained on or available through our website is not part of or incorporated by reference into this Proxy Statement or any other report we may file with the SEC. On January 24, 2025, Mr. Thacker notified Select that he will not be standing for re-election to the board at the 2025 annual meeting of stockholders.
AUDIT COMMITTEE
MEMBERS: Richard A. Burnett* (Chair) Bruce E. Cope* Robin H. Fielder Timothy A. Roberts* Troy W. Thacker* *Audit Committee Financial Expert
PRINCIPAL RESPONSIBILITIES:
The Audit Committee assists the Board in overseeing our accounting and financial reporting processes and the audits of our financial statements. The Audit Committee assists the Board in fulfilling its oversight responsibilities regarding the integrity of the Company’s financial statements; the Company’s compliance with legal and regulatory requirements; qualifications, independence, and performance of the independent registered public accounting firm; and the effectiveness and performance of the Company’s internal audit function. The Audit Committee annually prepares an Audit Committee Report and publishes the report in our annual meeting proxy statement, in accordance with applicable rules and regulations.
Our Board has affirmatively determined that each of Ms. Fielder and Messrs. Burnett, Cope, Roberts and Thacker meets the definition of “independent director” for purposes of the applicable stock exchange rules and the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Our board has also determined that each of Messrs. Burnett, Cope, Roberts and Thacker qualifies as an “audit committee financial expert” as defined by SEC rules. Each of Mses. Fielder and Messrs. Burnett, Cope, Roberts and Thacker has been determined by our Board to be financially literate and to have accounting or related financial management expertise. For more information about the responsibilities of the Audit Committee, please see “Report of the Audit Committee.”

10	Select Water Solutions

COMPENSATION COMMITTEE
MEMBERS: Gayle L. Burleson (Chair) Luis Fernandez-Moreno Timothy A. Roberts Douglas J. Wall
PRINCIPAL RESPONSIBILITIES:
Responsibilities of the Compensation Committee include among other duties, the responsibility to:
•
periodically review the compensation, employee benefit plans and benefits paid to, or provided for, executive officers of the Company;

•
approve the annual salaries, annual performance-based compensation, including cash incentives and share-based awards paid to the Company’s executive officers;

•
periodically review and recommend to the full Board total compensation for each non-employee director for services as a member of our Board and its committees; and

•
exercise oversight of all matters of executive compensation policy.

The Compensation Committee also oversees the Company’s human capital management, to assist in the identification, development, and retention of superior talent. The Compensation Committee is delegated all authority of the Board as may be required or advisable to fulfill the purposes of the Compensation Committee. The Compensation Committee may form and delegate some or all of its authority to sub-committees when it deems appropriate. Meetings may, at the discretion of the Compensation Committee, include members of the Company’s management, other members of our Board, consultants or advisors, and such other persons as the Compensation Committee or its chairperson may determine. The Compensation Committee will consult with the Company’s Chief Executive Officer when evaluating the performance of, and setting the compensation for, the Company’s executive officers other than the Chief Executive Officer.
The Compensation Committee has the sole authority to retain, amend the engagement with, and terminate any compensation consultant to be used to assist in the evaluation of director, Chief Executive Officer, or executive officer compensation, including employment contracts and change in control provisions. The Compensation Committee has sole authority to approve the consultant’s fees and other retention terms and has authority to cause the Company to pay the fees and expenses of such consultants. For more information, please see “Compensation Discussion and Analysis.”
Our Board has affirmatively determined that each of Ms. Burleson and Messrs. Fernandez-Moreno, Roberts and Wall meets the definition of “independent director” in accordance with NYSE listing standards, including the heightened independence requirements applicable to compensation committee members. Each of Ms. Burleson and Messrs. Fernandez-Moreno, Roberts and Wall qualifies as a “non-employee director” within the meaning of Rule 16b‑3(b)(3) promulgated under the Exchange Act.

2025 Proxy Statement	11

NOMINATING, GOVERNANCE, AND SUSTAINABILITY COMMITTEE
MEMBERS: Douglas J. Wall (Chair) Bruce E. Cope Luis Fernandez-Moreno Robin H. Fielder
PRINCIPAL RESPONSIBILITIES:
The Nominating, Governance, and Sustainability Committee assists our Board in identifying, evaluating, and recommending potential qualified nominees to serve as members of our Board, recommending committee members and structure, and advising our Board about corporate governance processes and practices. Additionally, the Nominating, Governance, and Sustainability Committee assists in advising our Board with support for Select’s sustainability efforts and providing oversight of our sustainability initiatives, as discussed below.
Our Board has affirmatively determined that each of Ms. Fielder and Messrs. Cope, Fernandez-Moreno and Wall meets the definition of “independent director” in accordance with NYSE listing standards.

Meetings of the Board of Directors, Board and Committee Member Attendance and Annual Meeting Attendance
During 2024, the Board met seven times, the Audit Committee met four times, the Compensation Committee met four times, and the NG&S Committee met three times. Each of our directors attended at least 75% of the Board and applicable committee meetings on which that director served during year 2024. We encourage all of our directors and nominees for director to attend the Annual Meeting; however, attendance is not mandatory. All of our directors attended the 2024 Annual Meeting, and all of the directors are expected to attend the Annual Meeting this year.
Code of Business Conduct and Ethics
The Board has adopted a code of business conduct and ethics (the “Code of Business Conduct and Ethics”) that applies to all directors, officers, and employees, including our principal executive officer, principal financial officer and principal accounting officer. The purpose of the Code of Business Conduct and Ethics is to promote honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships; to promote full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by us; and to promote compliance with all applicable rules and regulations that apply to us and our officers. Any waiver or amendment of this code may be made only by our Board and will be promptly disclosed on our website within four business days following the date of the amendment or waiver. The Code of Business Conduct and Ethics is available at investors.selectwater.com/corporate-governance.
Corporate Governance Guidelines
The Board has adopted corporate governance guidelines (“Corporate Governance Guidelines”) in accordance with the corporate governance rules of the NYSE. The Corporate Governance Guidelines are available at investors.selectwater.com/corporate-governance.
Stockholder and Interested Party Communications with the Board of Directors
Should stockholders and interested parties wish to communicate with the Board or any specified individual directors, such correspondence should be sent to the attention of the Corporate Secretary at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240. The mailing envelope must contain a clear notation indicating that the enclosed letter is a “WTTR Stockholder — Board Communication” or “WTTR Stockholder — Director Communication.” All such letters must identify the author as a stockholder and clearly state whether the intended recipients are all members of the Board or just certain specified individual directors. The Company’s Corporate Secretary will review each communication received from stockholders and other interested parties and will forward the communication, as expeditiously as reasonably practicable, to the addressees if: (i) the communication complies with the requirements of any applicable policy adopted by the Board relating to the subject matter of the communication and (ii) the communication falls within the scope of matters generally

12	Select Water Solutions

considered by the Board. If the subject matter of a communication relates to matters that have been delegated by the Board to a committee or to an executive officer of the Company, then the Company’s Corporate Secretary may forward the communication to the executive officer or chairman of the committee to which the matter has been delegated. If requested, any questions or comments will be kept confidential to the extent reasonably possible. The acceptance and forwarding of communications to the members of the Board or an executive officer does not imply or create any fiduciary duty of the Board members or executive officer to the person submitting the communications.
Non-Employee Director Compensation
We believe that attracting and retaining qualified non-employee directors is critical to the future value of our growth and governance. Each of our non-employee directors is eligible to receive cash and equity compensation in accordance with our director compensation program. As Chief Executive Officer, Mr. Schmitz does not receive any compensation for his service on the Board.
During 2024, the cash retainers payable to our non-employee directors were as follows:
•
Annual cash retainer of $70,000;

•
Supplemental retainer of $20,000 for the chair of the Audit Committee;

•
Supplemental retainer of $15,000 for the chair of the Compensation Committee;

•
Supplemental retainer of $10,000 for the chair of the NG&S Committee;

•
Supplemental retainer of $20,000 for the Lead Director; and

•
Supplemental retainer of $100,000 for the Chairman of the Board.

Non-employee directors are also eligible for annual grants of restricted shares generally subject to a one-year vesting period with an aggregate value of $150,000 at the date of grant. In accordance with our director compensation program, each of our non-employee directors were granted 16,447 restricted shares on May 7, 2024 that will vest on May 7, 2025.
As discussed above under “Compensation Discussion and Analysis — Other Compensation-Related Guidelines and Policies — Stock Ownership and Retention Guidelines,” our non-employee directors are subject to certain stock ownership and retention requirements. Board members are also reimbursed for all reasonable out-of-pocket expenses incurred in the performance of their services to Select. Additionally, we purchase and maintain directors’ and officers’ liability insurance for, and provide indemnification to, each member of our Board.
2024 Director Compensation Table
NAME	FEES EARNED OR PAID IN CASH ($)	STOCK AWARDS ($)(1)	TOTAL ($)
Gayle L. Burleson	$90,777	$151,477	$242,254
Richard A. Burnett(2)	$115,777	$151,477	$267,254
Luis Fernandez-Moreno	$75,777	$151,477	$227,254
Robin H. Fielder	$75,777	$151,477	$227,254
Troy W. Thacker(3)	$75,777	$151,477	$227,254
Douglas J. Wall	$85,777	$151,477	$237,254

(1)
The amounts in this column reflect the aggregate grant date fair value of the restricted shares granted in 2024, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures, based on the closing price of our Class A common stock on May 7, 2024, the date of grant, of $9.21. The aggregate number of unvested restricted shares held by each of our non-employee directors as of December 31, 2024, is 16,447.

(2)
Mr. Burnett serves as the Lead Director of the Company.

(3)
On January 24, 2025, Mr. Thacker notified Select that he will not be standing for re-election to the board at the 2025 annual meeting of stockholders.

2025 Proxy Statement	13

PROPOSAL 1 —
ELECTION OF DIRECTORS

The Board currently consists of nine directors. At the recommendation of the NG&S Committee, the Board has nominated the following slate of eight director nominees: John D. Schmitz, Gayle L. Burleson, Bruce E. Cope, Richard A. Burnett, Luis Fernandez-Moreno, Robin H. Fielder, Timothy A. Roberts, and Douglas J. Wall for election as directors to serve until our 2026 Annual Meeting or until their respective successors are duly elected and qualified. Mr. Cope and Mr. Roberts, who were appointed to the Board in January 2025, were recommended by a non-management director and our Chief Executive Officer. On January 24, 2025, Troy W. Thacker notified Select of his decision not to stand for re-election to the Board. Effective as of the Annual Meeting, our authorized number of directors on the Board will be reduced to eight.
All such nominees named above have indicated a willingness to serve as directors but should any of them decline or be unable to serve, proxies may be voted for another nominee as a substitute by the Board. There are no family relationships among the Company’s directors and executive officers.
The following information is furnished with respect to each of the nominees of the Board, including information regarding their business experience, director positions held currently or at any time during the last five years, involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes, or skills that caused the NG&S Committee and the Board to determine that the nominees should serve as our directors.
Biographical information for each nominee is contained in the “Board of Directors’ Nominees” section below.
Vote Required
The election of directors in this Proposal 1 requires the affirmative vote of a plurality of the votes cast in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. Neither withhold votes nor broker non-votes will have any effect on the outcome of voting on director elections. “Plurality” means that the individuals who receive the highest number of votes cast “FOR” are elected as directors.

Our Board recommends a vote “FOR” the election of each nominee.
Board of Directors’ Nominees
The following table provides summary information about each of the director nominees standing for election to the Board for a one-year term expiring on the date of our 2026 Annual Meeting. The nominees for director, each of whom has consented to serve, if elected, are as follows:
NAME	AGE	POSITION
John D. Schmitz	64	Chairman of the Board, President, and Chief Executive Officer
Gayle L. Burleson	59	Independent Director
Richard A. Burnett	51	Lead Independent Director
Bruce E. Cope	65	Independent Director
Luis Fernandez-Moreno	63	Independent Director
Robin H. Fielder	44	Independent Director
Timothy A. Roberts	45	Independent Director
Douglas J. Wall	72	Independent Director

14	Select Water Solutions

JOHN D. SCHMITZ
COMMITTEES • None OTHER PUBLIC COMPANY BOARDS • None
BACKGROUND
•
Appointed President and Chief Executive Officer on January 2021, and has served as Chairman of the Board since January 2020.

•
Previously served as our Executive Chairman from November 2017 until December 2019. Prior to the Company’s combination with Rockwater Energy Solutions, Inc. (“Rockwater”) in November 2017 (the “Rockwater Merger”), Mr. Schmitz served as our Chief Executive Officer and Chairman from November 2016 and served as the Chief Executive Officer and Chairman of SES Holdings, LLC (“SES Holdings”) since we were originally founded as Peak Oilfield Services, LLC and began operations in 2007.

•
Served as the North Texas Division Manager for Complete Production Services, Inc. (“Complete”) (formerly NYSE: CPX) before its sale to Superior Energy Services, Inc. (NYSE: SPN) in February 2012. Mr. Schmitz’s involvement with Complete originated when his initial oilfield services holding company, BSI Holdings, Inc., was recapitalized by SCF Partners, L.P. in 2003 and was rebranded underneath the Complete Energy Services, Inc. umbrella. Mr. Schmitz founded Brammer Supply, Inc., the predecessor to BSI Holdings, Inc., in 1983 and spent the 20 years thereafter growing the Company, both organically and through acquisitions, into an integrated wellsite service provider with over 16 locations in North and East Texas, Oklahoma and Louisiana.

•
Responsible for the founding and subsequent recapitalization of Allied Production Solutions, LP, a production surface tank equipment manufacturer, which ultimately merged into Forum Energy Technologies, Inc. (NYSE: FET) in August 2010.

•
Founder and President of: (i) B-29 Family Holdings, LLC, the family office representing the business interests of Mr. Schmitz, (ii) B-29 Investments, LP, the private equity arm of Mr. Schmitz’s family office, and (iii) Sunray Capital, LP, a subsidiary of B-29 Investments, LP that contains privately held interests in various oil and gas investments. Through Mr. Schmitz’s oversight of these investment holding companies, he has been instrumental in the successful closing of numerous upstream and midstream transactions including the sales of property packages across the Barnett, Eagle Ford, and Fayetteville basins to EOG Resources, Inc., Chesapeake Energy Corporation, and XTO Energy Inc., respectively, and the sale of Cimmarron Gathering, LP, a natural gas pipeline company, to Copano Energy, LLC (formerly NASDAQ: CPNO).

•
Became the Chief Executive Officer of Endurance Lift Holdings, LLC, in January 2020, which is the holding company for Bell Supply Company, LLC and Endurance Lift Solutions, LLC. Bell Supply Company is a retailer and distributor of parts and supplies for the oil and gas industry. Endurance Lift Solutions focuses on a variety of different types of artificial lift offerings.

•
Serves on the board of multiple private oil and gas companies, and currently serves as Chairman of Silver Creek Exploration III, LLC.

As our founder, Mr. Schmitz is a main driving force behind our success to date. Mr. Schmitz has successfully grown our company through his vision, leadership skills and business judgment, and for this reason we believe Mr. Schmitz is an asset to our Board and is the appropriate person to serve as our Chairman of the Board.

2025 Proxy Statement	15

GAYLE L. BURLESON
COMMITTEES • Compensation (Chair) OTHER PUBLIC COMPANY BOARDS • Sitio Royalties Corp. (NYSE: STR) • Atlas Energy Solutions Inc. (NYSE: AESI)
BACKGROUND
•
Has served as a member of our Board since June 2021.

•
Over 30 years of experience in the oil and gas industry, primarily with exploration and production companies.

•
Most recently with Concho Resources Inc. (NYSE: CXO) as the Senior Vice President of Business Development and Land and held that position until Concho’s acquisition by ConocoPhillips (NYSE: COP) in January 2021. She was employed for 15 years at Concho Resources in various roles and capacities with ever increasing leadership responsibilities.

•
Prior to joining Concho Resources in 2006, served in a number of engineering and operations positions of increasing responsibility at BTA Oil Producers, Mobil Oil Corporation, Parker & Parsley Petroleum Company, and Exxon Corporation.

•
Ms. Burleson received a B.S. in Chemical Engineering from Texas Tech University.

We believe Ms. Burleson is well-qualified to serve on our Board given her experience as an oil and gas executive in U.S. Shale development and significant board level experience.
RICHARD A. BURNETT
COMMITTEES • Audit (Chair) OTHER PUBLIC COMPANY BOARDS • None
BACKGROUND
•
Has served as a member of our Board since November 2016 and our Lead Director.

•
Currently serves as the President and Chief Executive Officer of Silver Creek Exploration III, LLC, a privately held company focused on direct investments in non-operated working interests and royalties. Previously, Mr. Burnett served in the same roles at Silver Creek Oil & Gas, LLC, beginning in November 2019.

•
Previously served as the Chief Financial Officer of Covey Park Energy, a private exploration and production company sponsored by Denham Capital, from June 2017 to October 2019.

•
Prior to joining Covey Park, served as Chief Financial Officer of Double Eagle Energy Holdings II, a U.S. onshore exploration and production partnership with Apollo Natural Resource Partners from August 2016 until its sale to Parsley Energy, Inc. during the first half of 2018. Prior to Double Eagle Energy Holdings II, Mr. Burnett served as Vice President, Chief Financial Officer and Chief Accounting Officer at EXCO Resources, Inc., a publicly traded U.S. onshore exploration and production company, from November 2013 through August 2016.

16	Select Water Solutions

•
From 2002 to November 2013, was at KPMG LLP, an international accounting firm, serving as a Partner beginning in 2007. Starting in June 2012, Mr. Burnett served as the Partner in charge of the Energy Audit Practice within the Dallas/Ft. Worth Business Unit. Prior to joining KPMG LLP in 2002, Mr. Burnett spent time at Arthur Andersen LLP and Marine Drilling Companies, Inc.

•
Mr. Burnett received a B.B.A. in Accounting from Texas Tech University.

•
Mr. Burnett served on the Board of Directors and as the Chairman of the Audit Committee for US Well Services, Inc., (NYSE: USWS) from 2018 through its sale in November 2022 and served on the board of directors for Ranger Oil Corporation (NYSE: ROCC) from to October 2021 to June 2023 when it was sold to Baytex Energy Corp.

Mr. Burnett brings extensive business and financial expertise to our board from his two decades of financial management, accounting and public company expertise in the oil and gas and accounting industries. For these reasons we believe he is well-qualified to serve on our Board.
BRUCE E. COPE
COMMITTEES • Audit • Nominating, Governance, and Sustainability OTHER PUBLIC COMPANY BOARDS • None
BACKGROUND
•
Has served as a member of our Board since January 2025.

•
Previously served as the Senior VP/Chief Accounting Officer at Hunt Consolidated Inc., a privately held exploration and production company, from 1993 to 2020.

•
Before joining Hunt, he held various positions of increasing responsibility at Pacific Enterprises Oil Company USA from 1988 to 1993 and Frates Enterprises from 1984 to 1988.

•
He has been involved with various professional organizations, including as a Board Member of the Dallas Petroleum Club from 2017 to 2019, including the role of Secretary in 2019, Past Advisory Board Member for the Institute of Petroleum Accounting at North Texas State University, Committee Member for the Energy Special Interest Group at Financial Executives International, and Member of the UT Dallas Institute for Excellence in Corporate Governance.

•
Mr. Cope received recognition from D-CEO Magazine as Controller of the Year for Large Private Companies in 2016.

•
Mr. Cope began his career with KMG Main Hurdman (now KPMG) where he worked as an Auditor from 1981 to 1984.

•
Mr. Cope holds a Bachelor of Business Administration degree in Accounting from Harding University and a Master of Business Administration degree from Oklahoma State University.

•
He is also an active Certified Public Accountant (CPA) in Arkansas.

We believe Mr. Cope is well-qualified to serve on our Board given his extensive experience in financial management within the energy sector, his industry recognition, and his expertise in the energy and petroleum sectors aligns well with our focus on water and chemical solutions.

2025 Proxy Statement	17

LUIS FERNANDEZ-MORENO
COMMITTEES • Compensation • Nominating, Governance, and Sustainability OTHER PUBLIC COMPANY BOARDS • Ingevity Corporation (NYSE: NGVT)
BACKGROUND
•
Has served as a member of our Board since May 2022.

•
Currently serves as Interim President and CEO and as a board member of Ingevity Corporation (NYSE: NGVT), a products and technologies company, since October 2024.

•
Currently serves as sole manager of Strat and Praxis, LLC (“Strat and Praxis”), a business and management consulting firm specializing in design of corporate strategy, development of processes, and organizational design, since May 2018.

•
Prior to founding Strat and Praxis, served as Senior Vice President of Ashland Company until February 2017, with responsibilities as president of its Chemicals group since April 2015. Mr. Fernandez-Moreno previously served as president of Ashland Specialty Ingredients from 2013 to 2015, and as president of Ashland Water Technologies from 2012 to 2013. Before joining Ashland, Mr. Fernandez-Moreno was executive vice president of HTH Water Products & Wood Protection for Arch Chemicals, Inc. from 2010 to 2011.

•
Spent approximately 25 years at Rohm & Haas Company until it was acquired by Dow Chemical Company, after which he managed the newly formed Dow Coatings Materials business until 2010.

•
Mr. Fernandez-Moreno serves as a director of Huber Engineered Materials and Hasa, Inc. and is a member of the Director’s Council at the University of Pennsylvania Museum of Archeology and Anthropology. Mr. Fernandez-Moreno previously served on the boards of Ascensus Specialties and OQ Chemicals.

•
Mr. Fernandez-Moreno received his B.S. in Chemical Engineering from Universidad Iberoamericana in Mexico City, Mexico and is a graduate from the University of Pennsylvania Wharton Management Program.

We believe Mr. Fernandez-Moreno has extensive executive experience across the chemical and water industries, as well as operational and organizational management skills which make him well-qualified to serve on our Board.

18	Select Water Solutions

ROBIN H. FIELDER
COMMITTEES • Audit • Nominating, Governance, and Sustainability OTHER PUBLIC COMPANY BOARDS • None
BACKGROUND
•
Has served as a member of our Board since November 2022.

•
Served as the Executive Vice President, Low Carbon Strategy and Chief Sustainability Officer of Talos Energy Inc. (NYSE: TALO), an independent exploration and production company, from December 2021 through March 2024 where she oversaw ESG and sustainability initiatives and reporting obligations. She also served as the lead executive for Talos’ carbon capture and sequestration portfolio and business segment, Talos Low Carbon Solutions, which was divested to TotalEnergies.

•
Prior to joining Talos in December 2021, served as President, Chief Executive Officer and Director of the general partner of Noble Midstream Partners LP beginning in October 2020 after serving as its President and Chief Operating Officer, with Ms. Fielder’s appointment to such role in January 2020.

•
Previously served as President, Chief Executive Officer, and Director of the general partners of Western Midstream Operating LP (formerly Western Gas Partners LP) and Western Midstream Partners LP (NYSE: WES) (formerly Western Gas Equity Partners LP) from January 2019 to August 2019, and as President and Director of the general partners from November 2018 to January 2019.

•
Served as Senior Vice President, Midstream of Anadarko Petroleum Corporation from November 2018 to August 2019. Prior to these positions, Ms. Fielder served in positions of increasing responsibility at Anadarko, including Vice President, Investor Relations from September 2016 to November 2018, Midstream Corporate Planning Manager from December 2015 to September 2016, Director, Investor Relations from June 2014 to December 2015 and General Manager, Carthage/North Louisiana from June 2013 to June 2014. Prior to serving in these roles, Ms. Fielder held various exploration and operations engineering positions at Anadarko in both the U.S. onshore and the deepwater Gulf of Mexico.

•
Serves as a member of the PRAGMA (enabling a pragmatic approach to the Energy Transition through Investment, Technology, Talent and Advocacy) energy advisory board, the Women Corporate Directors and National Association of Corporate Directors, and has served as a member of the board of directors of the Greater Houston March of Dimes since 2019. She is also a member of the executive council of the KBH Energy Center at the McCombs School of Business at the University of Texas at Austin.

•
Ms. Fielder holds a Bachelor of Science in Petroleum Engineering from Texas A&M University and is a registered Professional Engineer in the State of Texas and a member of the Society of Petroleum Engineers.

We believe Ms. Fielder’s extensive experience in the energy industry, as well as her expertise with sustainability matters, provides the Board with valuable experience and insight and makes her well-qualified to serve on our Board.

2025 Proxy Statement	19

TIMOTHY A. ROBERTS
COMMITTEES • Audit • Compensation OTHER PUBLIC COMPANY BOARDS • None
BACKGROUND
•
Has served as a member of our Board since January 2025.

•
Currently serves as Chief Executive Officer and Partner of Iron Horse Midstream, LLC (previously Cardinal Midstream III, LLC), a company that provides natural gas gathering, processing, compression, treating, and transmission services, since May 2017.

•
Previously held positions of increasing responsibility within the Iron Horse & Cardinal Midstream Family of Companies, including Chief Financial Officer & Partner at Cardinal Midstream II, LLC, and Vice President — Finance at Cardinal Midstream, LLC from April 2009 to April 2013.

•
Before joining Iron Horse & Cardinal Midstream, he worked at American Capita Ltd.’s Energy Group from July 2006 to April 2009, progressing from Associate to Vice President.

•
Started his career in investment banking as a Senior Analyst at Wachovia Energy Investment Banking Group in Houston from September 2003 to July 2006.

•
Began his professional journey as an Audit Associate at KPMG LLP Assurance and Advisory Services in Houston from September 2002 to August 2003.

•
Mr. Roberts holds a Master in Professional Accounting (MPA) from The University of Texas at Austin, McCombs School of Business, graduating summa cum laude, and a Bachelor of Arts in Business Administration, Accounting and Philosophy from the University of Notre Dame, graduating magna cum laude.

We believe Mr. Roberts is well-qualified to serve on our Board given his extensive experience in the midstream energy sector, his proven leadership in private equity-backed companies, and his expertise in financial management and corporate development, which aligns well with our company’s strategic goals and operations.

20	Select Water Solutions

DOUGLAS J. WALL
COMMITTEES • Compensation • Nominating, Governance, and Sustainability (Chair) OTHER PUBLIC COMPANY BOARDS • None
BACKGROUND
•
Rejoined our Board in November 2016, having previously served on the board of SES Holdings from January 2012 through December 2014.

•
Formerly served as President and Chief Executive Officer of Patterson-UTI Energy, Inc. from October 2007 through September 2012, after joining the company as Chief Operating Officer in April 2007.

•
Joined Patterson-UTI Energy, Inc. after a 16-year career with Baker Hughes, Inc., most recently as Group President, Completions & Production. In that role, Mr. Wall was responsible for the operations of Baker Oil Tools, Inc., Baker Petrolite Corporation, and Centrilift, Inc., as well as the company’s production optimization efforts.

•
From 2003 to 2005, served as President of Baker Oil Tools, Inc., and from 1997 to 2003, he was President of Hughes Christensen Company. From 1991 to 1997, he was President and Chief Executive Officer of Western Rock Bit Company Ltd., then Hughes Tool Company’s distributor in Canada. Prior to joining Baker Hughes, Inc. and its predecessors, Mr. Wall held a variety of senior executive positions with oilfield service companies in Canada. He began his career in the drilling industry in 1978 with ATCO Drilling (previously Thomson Drilling) and later spent 10 years with Adeco Drilling & Engineering Company Ltd., an affiliate of Parker Drilling Company.

•
Served on the board of directors of Fugro N.V., a Dutch-based company involved in the geotechnical, survey, subsea and seismic business from 2014 to May 2021. Additionally, from August 2016 through April 2017, Mr. Wall served on the board of directors of Seventy-Seven Energy Inc., an Oklahoma-based oilfield services company providing drilling, pressure pumping, oilfield rental tools and other services to U.S. onshore exploration and production companies.

•
Mr. Wall received a B.A. in Economics from the University of Calgary and an M.B.A. in Finance and Marketing from the University of Alberta.

We believe Mr. Wall’s extensive experience as a public energy company executive and his service on multiple public company boards brings valuable experience and insight to our Board.

2025 Proxy Statement	21

SUSTAINABILITY AND CORPORATE RESPONSIBILITY
We are committed to a corporate strategy that not only supports the long-term viability of our business model, but does it in a manner that focuses on and protects our people, our customers, the environment, and the communities in which we operate. Whether it’s about uniting our teams around long-term end-to-end water solutions, creating sustainable partnerships with our customers, integrating and expanding large infrastructure networks, or being good stewards for our surrounding communities, our business is all about fostering connections. Whether it’s molecules or pipelines or people, we are all connected by water.
We believe this focus helps our customers achieve their short-term and long-term sustainability goals, helps us attract and retain top talent, and furthers our efforts to generate stockholder returns. We believe our commitment to foster a culture of corporate responsibility is an important part of being a company with operations spanning the contiguous United States. Further, we believe being a good corporate steward is strategic to our growth in the energy industry and will better allow us to develop solutions that both address the needs of our customers and contribute to sustainable business practices.
As a leader in the water solutions industry, we place the utmost importance on safe, environmentally responsible management of water throughout its lifecycle. Additionally, we believe that responsibly managing water resources through our operations helps conserve and protect the environment in the communities in which we operate. This is paramount to our continued success. We have identified the following four priorities as part of our comprehensive corporate responsibility initiative: Environmental Consciousness; Health and Safety; Human Capital Management; and Community Outreach. As a service company, we compete with other service providers based on various factors, including safety and operational performance, technological innovation, process efficiencies and reputational awareness. We believe there is a strong link between these corporate responsibility initiatives and our ability to provide value in our industry.
Prior Sustainability-Linked Credit Facility
In March 2022, SES Holdings and Select Water Solutions, LLC f/k/a Select Energy Services, LLC (“Select LLC”) entered into a $270.0 million amended and restated senior secured sustainability-linked revolving credit facility (the “Prior Sustainability-Linked Credit Facility”) that replaced our previous credit facility. Under the Prior Sustainability-Linked Credit Facility, the interest rate margin and the facility fee rates are subject to adjustments based on Select LLC’s performance of specified sustainability target thresholds with respect to (i) total recordable incident rate (“TRIR”), as the Employee Health and Safety Metric and (ii) barrels of produced water recycled at permanent or semi-permanent water treatment and recycling facilities owned or operated, as the Water Stewardship Metric, in each case, subject to limited assurance verification by a qualified independent external reviewer. The adjustment for the interest rate margin is a range of plus and minus 2.5 basis points for each of the Employee Health and Safety Metric and the Water Stewardship Metric, and the adjustment for the fee margin is a range of plus and minus 0.5 basis points for each of the Employee Health and Safety Metric and the Water Stewardship Metric, subject to the mechanics under the Sustainability-Linked Credit Facility. The threshold for TRIR and barrels of produced water recycled in 2024 were 1.55 and 40.0 million barrels, respectively. The target for TRIR and barrels of produced water recycled in 2024 were 1.16 and 43.8 million barrels, respectively. In 2024, we outperformed the target for each metric with a TRIR of 0.54 and approximately 185.4 million barrels of produced water recycled at our fixed facilities, achieving the maximum downward adjustment to our interest rate margin and fee margin.

22	Select Water Solutions

New Sustainability-Linked Credit Facility
In January 2025, SES Holdings and Select LLC entered into a new five-year senior secured sustainability-linked credit facility (“New Sustainability-Linked Credit Facility”), which initially provides for $300 million of revolving commitments and $250 million of term loan commitments. In connection with the entry into the Credit Facility, Select’s obligations under the Prior Sustainability-Linked Credit Facility have been repaid in full and the Prior Sustainability-Linked Credit Facility was terminated on the closing date of the New Sustainability-Linked Credit Facility. The New Sustainability-Linked Credit Facility maintains the reporting performance target mechanics that were included in the Prior Sustainability-Linked Credit Facility, Employee Health and Safety Metric (i.e., TRIR) and the Water Stewardship Metric, while setting new, more ambitious threshold and target amounts for each of the reporting years, beginning in 2025.
Environmental Consciousness
As a public company whose primary focus is on the management of water and water logistics supporting the energy industry, we acknowledge our crucial role in responsibly handling water resources. Accordingly, the importance of water stewardship through our operations, including our growing water recycling efforts to help conserve fresh water and protect the environment, is paramount to our continued success and sustained growth. We view our unique position as an opportunity to transform water management by leveraging all of our business lines to develop innovative produced water management solutions that increase our customers’ ability to reuse produced water and add value to their operations.
For example, our Company was founded with a focus on water transfer through temporary and permanent pipeline, which substantially reduces the industry’s use of traditional trucking services for water transfer operations, thereby significantly reducing emissions generated by semi-trucks moving water and reducing the level of truck traffic on the roads in the areas in which we operate. We estimate that we eliminate approximately 4,000 truckloads of water during a single well completion job using our temporary and permanent pipeline solutions. We also work diligently to implement sustainability initiatives when possible that reduce our environmental footprint. It is with this same spirit that we continue to innovate our practices today and into the future.
Our choice of environmentally friendly chemicals in our processes is another example. Our chemical technologies business routinely utilizes non-detectable solvents, which replace nonylphenol ethoxylates with alcohol ethoxylates, and replacing crude oil-derived raw materials with cleaner, natural gas derived materials. The practices have been developed to allow for extended use of produced water and the reuse of produced water without the need for extensive reconditioning measures.
While we are proud of what we have accomplished, we are constantly striving to improve in these areas. We regularly interact with local, state, and federal governments in order to promote compliance with applicable laws, and we aim to develop partnerships with officials to enhance the responsible use of natural resources as oil and gas development matures.
Environmental Highlights
Responsible Water Management and Conservation — We believe water is a valuable resource and understand that the energy industry is competing for this resource. As a company, we continue to provide access to water as demanded by our customers. However, we have significantly increased our focus on the recycling and reuse of produced water, as well as industrial water sources, to meet the industry’s water demand and align our operations with the sustainability goals of our customers. By doing so, we strive to both reduce the amount of produced water being injected into saltwater disposal wells and to reduce the industry usage of fresh water.
In 2024, we estimate that we recycled approximately 282 million barrels of produced water at our fixed facilities and through our modular recycling solutions. We recycled approximately 185 million barrels of produced water at our fixed facilities, representing a 324% outperformance of our 2024 Water Stewardship Metric associated with our Prior Sustainability-Linked Credit Facility. Additionally, we collectively treated and conditioned over 477 million barrels of water prior to use in the hydraulic fracturing process. This compares to approximately 157 million barrels of produced water recycled at our fixed facilities and over 438 million barrels of water treated and conditioned in 2023. Further, we estimate that more than 70% of our water transfer jobs in the Permian Basin executed during 2024 transported produced water, treated produced water or otherwise non-fresh water for our customers. We believe produced water recycling and reuse

2025 Proxy Statement	23

will satisfy a significant portion of the water demand in our industry in the coming years, and we have meaningfully supplemented our capabilities and solutions through organic investment and acquisitions during 2024.
Minimizing Emissions During Flowback Operations — The Select Flowback and Well Testing team remains dedicated to finding solutions for reducing emissions, ensuring operators meet production targets while upholding stringent environmental standards. We’ve engineered a ventless flowback solution capable of handling flow rates up to 500 BPH boosting production efficiency. With this solution, all gas produced is captured and either sold, repurposed and/or effectively destructed, leading to a significant decrease in emissions. Furthermore, Select provides cutting-edge portable combustion technology that outperforms flaring by offering better residence time, turbulence, and higher temperatures for efficient and effective waste gas destruction. Our combustors are uniquely designed with dynamic turn-down capability to adapt to fluctuating flow rates in real-time, usable throughout various phases of the well from drilling, well completion, production and end of well life. Our team of experts ensures proper sizing for effective emission reduction in both rental and service applications. To further minimize emissions, a significant portion of Select’s test separator fleet has been revamped to operate using solar power for telemetry and air supplied pneumatic valve operation, reducing environmental impact. Select offers one of the largest portable test separator fleets available today.
Significantly Reducing Trucking Requirements — Our Company was developed with a focus on water transfer through temporary and permanent pipeline, which can substantially reduce the industry’s use of traditional trucking services for water transfer operations. An average well in the Permian Basin may use as much as 500,000 barrels of water when being completed, which is the equivalent of nearly 4,000 120-barrel truckloads of water. Over the course of a single three-mile water transfer job, our services displace the need for approximately 4,000 trucks that would travel approximately 24,000 miles using approximately 4,000 gallons of diesel fuel and the related emissions.
Over the course of 2024, we were working on an average of 40 water transfer jobs per day. With approximately 3,000 miles of permanent and temporary pipelines operational across the U.S., we are actively transporting millions of barrels of water via permanent and temporary pipeline solutions every single day. Combined, we believe our water transfer operations are significantly more efficient than traditional trucking transportation services, and believe they not only greatly reduce carbon emissions but also reduce environmental dangers that coincide with more trucks on the road in the communities in which we operate.
Automation Through AquaView® — Automation services are a growing focus of our Company. AquaView® is our full suite of automated water transfer and treatment solutions, which are capable of being monitored and adjusted in real time without the need for employees to physically drive to the job location. Automation creates additional efficiencies for water services equipment, burning less fuel than non-automated equipment and responding more quickly to any threatened risk or actual release of fluids. This response not only helps to mitigate the results of any release, it also can reduce the likelihood of certain releases of water by reading tank levels and automatically responding when certain thresholds are met. AquaView® is more cost efficient than non-automated systems and reduces the manpower required by our operations. Further, utilizing automation in our chemical treatment solutions allows us to implement these same efficiency and emission reduction efforts across other areas of our operations. Our ability to provide fully automated solutions reduces costs to our customers, increases our efficiencies, enhances the safety of our employees, and reduces the likelihood of releasing contaminated fluids into the environment.
Air Emissions Management — With a large workforce constantly on the move, we pay close attention to reducing emissions relating to our operations. Over the course of recent years, we have:
•
implemented alerts to reduce the number of vehicles idling in our everyday operations;

•
reduced the use of red dye diesel to low sulfur, which burns cleaner; and

•
replaced several vehicles with semi-permanent trailers that reduce the need for additional trucks traveling to and idling on a job, and cool more efficiently for employee use while in the field.

We also have a team of engineers whose primary focus is to maximize the efficiency of our water transfer operations, considering elevation changes, water volume requirements, flow rates, and similar factors, which helps us to have the right equipment on a job without needlessly generating additional emissions from transporting unnecessary equipment.
Air Quality Compliance Program — We are required by various governmental agencies to obtain certain permits, licenses, and certificates with respect to our operations. These laws and regulations include the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Clean Air Act, the Clean Water Act, the Resource Conservation and Recovery Act and similar laws that provide for responses to, and liability for, releases of

24	Select Water Solutions

hazardous substances into the environment. In connection with our previously disclosed agreement regarding the Clean Air Act and as part of our air emissions management program, we implemented our Clean Air Act Compliance Program, which we believe supports that (1) vehicles in our fleet are operating properly and in conformity with environmental emissions requirements, (2) employees are trained in compliance with Clean Air Act requirements and understand the implications that violations of the Clean Air Act have on the environment, and (3) employees who report potential environmental misconduct are protected from retaliation. We are firmly committed to reducing emissions intensity in various aspects of our operations.
Lower emission intensity source of power — We have continued to adapt and adjust our standard practices in the field to deliver the same or better results with less emissions. For example, we have implemented a standard practice of making line power a priority for any existing and new fixed facilities. Additionally, where local infrastructure allows, we have begun to utilize more electric pumps on water transfer jobs which both reduce emissions, reduce noise pollution, and improve safety on site. To learn more, please read our most recent Sustainability Report at https://www.selectwater.com/sustainability/home/.
Health and Safety
We emphasize the safety of our employees and the execution of our operations, including rigorous safety training for our employees and the development of a variety of safety programs designed to make us a market leader in safety standards. We believe this is one of the key tenets of a successful ESG strategy. Our employees are the reason we believe we are a leader in the water management and chemical solutions businesses, and their safety and well-being is a top priority. We continuously strive to develop and maintain systems to safeguard people, property, and the environment. Our employees are trained in current worksite safety procedures as well as how to work safely with certified, properly maintained equipment. We take pride in the initiatives and programs we implement and the improvements we have seen from such efforts. These efforts are instrumental in fostering strong and lasting relationships with our customers and attracting and retaining talented personnel. Our environmental, health and safety (“EHS”) group supports our efforts to minimize incidents and improve our safety incident rates by identifying and implementing critical controls, developing standardized procedures, and delivering technical training and communications across the workforce.
Health and Safety Highlights
Learning Management System — The Select Learning Management System (“LMS”) enhances our employee operating and safety training. The LMS has several applications and is tailored to respond to training logistical challenges associated with having geographically diverse operations, complementing instructor-led training, and giving our employees opportunities to be successful. Our Safety Leadership Seminar (“SLS”) was created internally for employees and supervisors to help them take the next step in becoming a safety leader. The LMS and SLS provide our employees with an awareness of all the latest safety processes and initiatives we implement across the organization.
Safe Driving Technology — Select initiated a program to implement safe driving technology in our Company-provided vehicles driven by employees. This technology provides real-time audio coaching which guides our employees on driving improvements, as well as an alert system used to help monitor journey management, speed, distracted driving, seat belt use, acceleration, braking, forward impact, close following, fatigue and turning. This technology not only helps prevent accidents, but it also assists the Company in understanding what safety issues drivers face most so that our training can be tailored to be as effective as possible.
Select’s Life Saving Rules — Select’s Life Saving Rules is built around the hazard energy wheel but specifically personalized to highlight the elements we want our employees focused on prior and during day-to-day task. These Life Saving Rules, “Drive Safely, Zero Energy, Bypassing Safety Controls, Valid Work Permits, Trained and Competent, and Safe Mechanical Lifting aid in the prevention or mitigation of life-altering incidents. Select’s Life Saving Rules are an integral part of our Core Value Water in W-working safe.
Select’s Safety Recognition Program — Our Safety Recognition Program (“SRP”) was implemented in 2016 to enhance our safety culture by driving positive recognition and rewarding proactive participation. Using a five-tier medallion system, the SRP is designed to recognize employees who demonstrate a commitment to a safe work environment and exhibit safety leadership. Once an employee is nominated by a supervisor or a member of the HSE team for a safety medallion, he or she is evaluated and awarded based on the level of safety leadership exhibited. Recipients of all five tiers of

2025 Proxy Statement	25

medallions are eligible to participate in the Annual SRP Event where select recipients will be eligible to win various prizes. This program highlights the high value we place on safety and incentivizes an emphasis on safety within our operations.
Select has also included a safety target, TRIR, as its Employee Health and Safety Metric in both its Prior Sustainability-Linked Credit Facility and New Sustainability-Linked Credit Facility, which impacts the interest rate margin and fee margin thereunder. The TRIR threshold and target for 2024 in Select’s Prior Sustainability-Linked Credit Facility were 1.55 and 1.16, and we outperformed the target with a TRIR of 0.54. The following chart shows TRIR and our lost time incident rate (“LTIR”) from 2015 to present:

SELECT WATER SOLUTIONS, INC. - SAFETY METRICS
TRIR
LTIR
MVIR
1.7
0.76
0.87
1.19
0.37
0.75
0.95
0.21
1.15
0.72
0.18
0.65
0.33
0.07
0.31
0.53
0.17
0.88
0.66
0.19
0.82
0.62
0.20
0.37
0.44
0.16
0.57
0.54
0.25
0.34
2015
2016
2017
2018
2019
2020
2021
2022
2023
2024

Through these and similar initiatives, programs and training processes, our Company continues to focus on the safety of people, property, and the environment. While the above results are promising, we continue to strive to be a market leader in safety practices.
Human Capital Management
Attracting, retaining, and developing the talent needed to address current and future business needs is a key component of our human capital strategy. We invest in our workforce by offering competitive wages and benefits, working to create a strong company culture, and engaging our talent. We believe we have an industry-leading safety program, featuring a robust Safety Recognition Program, that makes our Company an attractive place to work. Our goal is to reduce turnover and increase employee retention. Through these efforts and other initiatives discussed below, we were able to maintain a low turnover rate of 14.15% in 2024 for employees with a tenure of one year or more. Continued low turnover has been driven by significant improvements in our recruiting program and employee-centric initiatives that are designed to create an environment where employees can thrive long-term.
Core Values — Select has come a long way in the past decade — growing our organization and advancing technologies to become the premier water management company. Everything we do is connected by water, including our values & guiding principles. Working Safe, Accountability, Teamwork, Excellence and Respect are the foundation on which we successfully execute our mission to deliver operational excellence and develop sustainable water management and chemistry solutions every day.
Drop of Excellence — To help build a strong company culture, we developed an employee recognition program to acknowledge and celebrate employees’ successes. At Select, we believe that many drops of excellence can create a

26	Select Water Solutions

wave of impact. Drop of Excellence is our highest recognition award for our employees, and the recipients of such recognition represent the best of the best across the Company. Drop of Excellence nominations are submitted by regional leadership and recognize individuals that have made significant contributions to our success and serving our customers.
Develop Talent In-House — We recognize the importance of succession planning and the long-term benefit of improved engagement. Our Company has an online employee job portal that allows employees to apply for open positions quickly and easily within the Company, whether it be a change of location, a promotion, or a new position in a different service line. In some service lines where career progression can be easily mapped, job progression is outlined allowing an employee to visualize the path necessary to achieve job competency, mastery, and promotion. We also offer training to support the roll-out of new initiatives and skills required for growth.
Select Family Fund — Select Cares is our program for giving — both to the community and our employees. The Select Cares Family Fund (formerly Grant-a-Wish) was established in 2020 to support employees facing unexpected crises. Each relief fund granted is made possible by the generous donations of employees through payroll deductions and matched annually by Select. In 2024, there was a total of 23 wishes granted for fellow employees or their families, totaling more than $88,344.
Inclusion Initiatives — Select recognizes the many benefits of having an inclusive workforce and strives to provide equal employment opportunities. By fostering a culture of inclusivity and equal opportunity, we aim to create a workplace that not only values the differences among our employees but also leverages these unique perspectives to drive innovation, creativity, and overall success. We strive for Select to be an employer of choice for talented individuals from all walks of life. Select provides employee resources such as handbooks, procedures, and training in more than one language and continually looks for ways to be more inclusive and tap into the talent of our workforce.
Focus on Communication and Job Performance — From organizational announcements to quarterly leadership updates and employee initiatives, company-wide communication helps employees be successful and informed in their roles. A key part of this effort is encouraging employees to align their efforts with Select’s priorities by communicating company goals and participating in individual goal setting. Performance against employees’ goals is reviewed and rated annually to support ongoing development and growth at Select.
Community Outreach
Community Relations — Select believes it must take a proactive role in creating a dialogue with landowners, communities, operators, local agencies, and state agencies in areas where oil and gas activities occur. We view each of these constituents as a partner to our Company and have identified the following areas of focus as we foster these partnerships: minimize our footprint; drive top-level performance while holding our team to a higher standard; strengthen our partnerships with landowners and customers in the areas in which we operate; minimize downtime and disruption; and cultivate long-term relationships with landowners and our customers to expedite resolution of issues in an efficient manner.
Emergency Relief Funds — When disaster strikes close to home, we do our best to assist the community in its recovery by creating a funding account and contributing man hours toward recovery efforts. For example, in the aftermath of Hurricane Harvey in Houston, Texas we donated recovery funds consisting of employee donations and a company match to various organizations throughout the area and contributed countless hours of volunteer services in the recovery efforts. Additionally, following the devastating tornadoes in El Reno, Oklahoma in 2019, we organized recovery and assistance efforts for our employees impacted by these events, as well as the local community.
By contributing our time and resources, we help to build stronger communities and create a better environment for our employees, customers, and communities. Today, more than ever, our customers need solutions that meet the most rigorous operational demands while doing so in an environmentally sound manner and Select remains committed to delivering those solutions.

2025 Proxy Statement	27

PROPOSAL 2 —
RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has engaged Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025 and is seeking ratification of such appointment by our stockholders at the Annual Meeting. Grant Thornton LLP has audited our financial statements and/or those of our predecessor since 2016. Representatives of Grant Thornton LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and are expected to be available to respond to appropriate questions.
Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Grant Thornton LLP as our independent registered public accounting firm. However, the Audit Committee is submitting the appointment of Grant Thornton LLP to our stockholders for ratification as a matter of good corporate practice. If our stockholders fail to ratify the appointment, the Audit Committee will reconsider whether to retain Grant Thornton LLP. Even if the appointment is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if they determine that such a change would be in the best interests of the Company and our stockholders.
Vote Required
The approval of this Proposal 2 requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

Our Board recommends that stockholders vote “FOR” the proposal to ratify the appointment of Grant Thornton LLP as Select Water Solutions’ independent registered public accounting firm for fiscal year 2025.

Principal Accountant Fees and Services
The following table provides information regarding the aggregate fees incurred by the Company from Grant Thornton LLP during the last two years:
	2024	2023
Audit Fees(1)	$2,069,552	$1,923,170
Audit-Related Fees(2)	$30,000	$20,000
Tax Fees	—	—
All Other Fees	—	—
Total	$2,099,552	$1,943,170

(1)
Audit fees represent amounts billed for each of the years presented for professional services rendered in connection with those services normally provided in connection with statutory and regulatory filings or engagements including comfort letters, consents and other services related to SEC matters.

(2)
Audit-related fees represent amounts billed in connection with an attestation engagement required by certain contractual provisions.

Pre-Approval Policies and Procedures
The Audit Committee pre-approves all audit and non-audit services provided by our independent registered public accounting firm and pre-approved all the fees reported above. This policy is set forth in the charter of the Audit Committee, which is available at investors.selectwater.com/corporate-governance.

28	Select Water Solutions

Report of the Audit Committee
The Audit Committee of the Board is responsible for independent, objective oversight of the Company’s accounting functions and internal control over financial reporting. During 2024, the Audit Committee was composed of four directors, each of whom is independent as defined by the NYSE listing standards. The Audit Committee operates under a written charter approved by our Board, which is available at investors.selectwater.com/corporate-governance.
Management is responsible for the Company’s internal control over financial reporting. The independent auditor is responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with generally accepted auditing standards in the United States of America and issuing a report thereon. The independent auditor is also responsible for performing an independent audit of the Company’s internal control over financial reporting. The Audit Committee’s responsibility is to monitor and oversee these processes.
Grant Thornton LLP served as the Company’s independent auditor during 2024 and was appointed by the Audit Committee to serve in that capacity for 2025 (and we are seeking ratification by the Company’s stockholders at this Annual Meeting of such appointment). Grant Thornton LLP has served as the Company’s independent auditor since prior to its initial public offering in 2017.
In connection with these responsibilities, the Audit Committee met with management and the independent auditor to review and discuss the audited consolidated financial statements for the year ended December 31, 2024 and management’s assessment of the effectiveness of the Company’s internal control over financial reporting as of December 31, 2024. The Audit Committee also discussed with the independent auditor the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”) and the SEC.
The Audit Committee also received the written disclosures and the letter from the independent auditor required by the applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence and has discussed with the independent auditor that firm’s independence.
Based upon the Audit Committee’s review and discussions with management and the independent auditor referred to above, the Audit Committee recommended to our Board that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 19, 2025.
Audit Committee of the Board of Directors,
RICHARD A. BURNETT, CHAIR
BRUCE E. COPE, MEMBER
ROBIN H. FIELDER, MEMBER
TIMOTHY A. ROBERTS, MEMBER
TROY W. THACKER, MEMBER

2025 Proxy Statement	29

PROPOSAL 3 —
NON-BINDING, ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION

As a publicly traded company, we are required by Section 14A of the Exchange Act to offer our stockholders an opportunity to cast an advisory, non-binding, vote on the compensation of our Named Executive Officers, as disclosed in this Proxy Statement, pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act enacted in July 2010 (commonly referred to as a “say on pay” vote). This vote is not intended to address any specific item of compensation, but rather the overall compensation of Named Executive Officers and the philosophy, policies and practices described in this Proxy Statement. Although the vote is non-binding, we value constructive feedback from our stockholders on executive compensation and other important matters, and the Board and the Compensation Committee will consider the voting results when making future compensation decisions.
Our Compensation Committee, which is responsible for approving (or recommending to the Board for approval) the compensation payable to the executive officers of the Company, has designed our executive compensation program to link a substantial portion of each executive’s realized compensation to the achievement of the Company’s performance objectives as well as to align realized compensation with changes in the value of stockholders’ investments.
In connection with your vote on this proposal, we urge you to read the Summary Compensation Table and other related compensation tables and narratives that follow (excluding the Pay Versus Performance Table and related narratives), which provide detailed information on the compensation of our Named Executive Officers. Our Compensation Committee and our Board believe that the policies and procedures articulated in these sections of this Proxy Statement are effective in achieving our goals.
In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we are asking stockholders to approve the compensation of our Named Executive Officers, as disclosed in this Proxy Statement. Consistent with stockholder support at our 2024 Annual Meeting of Stockholders, our Board’s current policy is to hold annual say-on-pay votes, and thus, we expect that we will conduct our next say-on-pay vote at the 2026 Annual Meeting of Stockholders.
Vote Required
The approval of this Proposal 3 requires the affirmative vote of the majority of the shares present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

Our Board recommends that you vote “FOR” the approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers

30	Select Water Solutions

INFORMATION ABOUT OUR EXECUTIVE OFFICERS
The following persons are the executive officers of the Company. Biographical information for Mr. Schmitz, our Chairman of the Board, President, and Chief Executive Officer, is included above with the director biographies.
NAME	AGE	POSITION
John D. Schmitz	64	Chairman of the Board, President, and Chief Executive Officer
Christopher K. George	38	Executive Vice President and Chief Financial Officer(1)
Michael C. Skarke	43	Executive Vice President and Chief Operating Officer
Michael J. Lyons	41	Executive Vice President, Chief Strategy & Technology Officer(2)
Cody J. Ortowski	48	Executive Vice President, Business and Regulatory Affairs
Christina M. Ibrahim	57	Senior Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary

(1)
Mr. George assumed the role of Executive Vice President and Chief Financial Officer effective March 4, 2024, following the departure of Nick L. Swyka, former Senior Vice President and Chief Financial Officer, effective March 29, 2024. He previously held the position of Senior Vice President, Corporate Development, Investor Relations & Sustainability.

(2)
Mr. Lyons, who has served as Executive Vice President & Chief Strategy Officer since September 2023, assumed the additional role of interim Chief Technology Officer following the departure of Suzanne J. Colbert, former Senior Vice President and Chief Technology Officer, effective December 31, 2023. On May 16, 2024, the interim designation was removed.

Christopher K. George, Executive Vice President and Chief Financial Officer — Mr. George has served as Executive Vice President and Chief Financial Officer since March 2024. Mr. George previously served as Senior Vice President, Corporate Development, Investor Relations & Sustainability from January 2022 to March 2024. Mr. George also recently served as Treasurer of the Company from May 2018 until March 2022. Since joining Select in January 2012, Mr. George has served in a variety of roles of increasing responsibility, including as Vice President, Investor Relations and Senior Director, Corporate Finance & Investor Relations. Prior to joining Select, Mr. George spent a number of years in the Global Energy Investment Banking Group at UBS Investment Bank, where he focused on public equity and debt capital raises and M&A advisory work within the energy industry. Mr. George attained both his Bachelor of Business Administration in Accounting from the Business Honors Program and his Master in Professional Accounting from the McCombs School of Business at the University of Texas at Austin.
Michael C. Skarke, Executive Vice President and Chief Operating Officer — Mr. Skarke has served as Executive Vice President and Chief Operating Officer since April 2021, and previously served as our Executive Vice President of Corporate Development, Sales, and Operational Support since April 2020, our Executive Vice President, Water Infrastructure since March 2019, and the Executive Vice President, Water Solutions beginning with the Rockwater Merger in November 2017. Prior to the Rockwater Merger, Mr. Skarke served in various positions for the Company since June 2009, including Vice President of Water Solutions from 2013 to 2017 and Treasurer from 2012 to 2013. Prior to joining the Company, Mr. Skarke was an Assistant Vice President for Amegy Bank from June 2005 to June 2009, where he focused on debt financing solutions for public and private oilfield service companies. Mr. Skarke received a B.S. in Finance from the University of Texas at Austin.
Michael J. Lyons, Executive Vice President, Chief Strategy & Technology Officer — Mr. Lyons has served in the Executive Vice President and Chief Strategy Officer role since August 2023. In this role he is responsible for the development, coordination, and delivery of overall corporate strategy and individual segment strategies to accelerate growth, enhance value delivery, and increase shareholder return. Mr. Lyons has also served as the Interim Chief Technology Officer from January 2024 until May 2024, when the interim designation was removed. In this role he is responsible for corporate IT platforms, cybersecurity, data engineering & analytics, field operating technology & ticketing systems, and Select’s research & development program. Prior to joining Select, Mr. Lyons spent more than 20 years in the energy industry in both management consulting and front-line engineering and operations. Mr. Lyons joins Select after 18 years with BCG Houston where he was a Managing Director & Partner focused in delivering transformational strategies and large-scale value delivery programs across the oil and gas, oilfield services, and chemicals industries. He was responsible for over 85 successful client engagements accounting for more than $10 billion of recurring annual value for

2025 Proxy Statement	31

his clients. He was also a leader within BCG X (BCG’s digital solutions entity) and a member of BCG’s North America Climate & Sustainability Leadership Team. Prior to BCG, Mr. Lyons held various positions at Lyondell Equistar across planning, engineering & front-line operations and various EHS positions at the Anheuser-Busch brewery in Houston. Mr. Lyons holds a Bachelor of Science in Chemical Engineering from Rice University (with honors) and an MBA from Harvard University.
Cody J. Ortowski, Executive Vice President, Business and Regulatory Affairs — Mr. Ortowski has served as Executive Vice President, Business and Regulatory Affairs since the Rockwater Merger in November 2017. Prior to the Rockwater Merger, Mr. Ortowski served as our President since we were incorporated in November 2016 and as President of SES Holdings since September 2014. He joined SES Holdings’ predecessor in 2007, serving as the Vice President of Operations and was promoted to Executive Vice President and Chief Operating Officer in 2011. He joined the Company in connection with our acquisition of Impact Energy Services, LLC, a water transfer company he co-founded in 2004. Prior to founding Impact, Mr. Ortowski worked for 14 years for Pumpco Energy Services, Inc., a stimulation and cementing company headquartered in Gainesville, Texas, where he served as Vice President of Stimulation Services. While serving as Vice President of Stimulation Services, Mr. Ortowski was instrumental in growing Pumpco’s operations throughout the Barnett Shale of North Texas and expanding into other U.S. markets. Mr. Ortowski received a B.B.A. in Financial Management from Abilene Christian University.
Christina M. Ibrahim, Senior Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary — Ms. Ibrahim has served as Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary since May 2023. Prior to this role, Ms. Ibrahim was the Chief Operating Officer, General Counsel and Chief Compliance Officer of Avalon Advisors, LLC, a privately held wealth management company, from August 2021 to April 2023, where she was responsible for overseeing business operations as well as the legal and compliance activities. Prior to Avalon, Ms. Ibrahim was the Executive Vice President, General Counsel, Chief Compliance Officer & Corporate Secretary for Weatherford International Plc, from April 2015 to June 2020, where she was responsible for the global legal and compliance functions. Prior to Weatherford, Ms. Ibrahim had multiple leadership roles with Halliburton, including Vice President, Corporate Secretary & Chief Commercial Counsel. Ms. Ibrahim earned her Bachelor of Business Management and Finance from Virginia Tech University and her Juris Doctorate from Texas Southern University.
COMPENSATION DISCUSSION AND ANALYSIS
This Compensation Discussion and Analysis (“CD&A”) provides information regarding the compensation of our Named Executive Officers (“NEOs”), including the objectives, principles, policies, and practices of our executive compensation program. Our NEOs for the year ended December 31, 2024, were as follows:
NAME	PRINCIPAL POSITION
John D. Schmitz	Chairman of the Board, President, and Chief Executive Officer
Christopher K. George	Executive Vice President and Chief Financial Officer(1)
Michael C. Skarke	Executive Vice President and Chief Operating Officer
Michael J. Lyons	Executive Vice President, Chief Strategy & Technology Officer
Cody J. Ortowski	Executive Vice President, Business and Regulatory Affairs
Nick L. Swyka	Former Senior Vice President and Chief Financial Officer(1)

(1)
On March 4, 2024, Mr. George was appointed Executive Vice President and Chief Financial Officer to succeed Mr. Swyka. Mr. George previously held the position of Senior Vice President, Corporate Development, Investor Relations & Sustainability.

32	Select Water Solutions

Executive Summary
Our executive compensation program is structured to achieve a number of objectives, including:
•
aligning executive interests with our long-term strategy and those of our stockholders;

•
tying a significant portion of compensation directly to our operating and financial performance and execution of strategic objectives;

•
enabling us to attract and retain high performing executives through competitive pay practices; and

•
aligning pay and performance in a way that is transparent and understood by all executives and stockholders.

This CD&A provides detail on how our Company achieves these objectives and best aligns our NEO interests with those of our stockholders.
2024 Performance Highlights
Select Water Solutions delivered strong performance in 2024, demonstrating resilience and growth in a challenging market environment:
•
delivered total shareholder returns of 79% during 2024, including a 17% increase to the quarterly dividend;

•
generated full year 2024 consolidated revenue of $1.5 billion;

•
achieved Water Infrastructure full year 2024 revenues of $291 million, up 26% year-over-year, with gross profit up 62% year-over-year;

•
realized full year 2024 operating cash flow of $235 million and generated significant free cash flow; and

•
expanded our contract portfolio of long-term dedication and right-of-first refusal agreements.

2024 Executive Compensation Highlights
Our 2024 executive compensation decisions reflect our strong performance and commitment to aligning pay with stockholder interests:
•
Annual Bonus Payout — Based on our 2024 performance, the Compensation Committee approved a bonus payout of 95.1% of target for our NEOs. For 2024, we replaced free cash flow (“FCF”) per share with FCF.

•
Vesting of 2022 PSU — The performance share units (PSUs) granted in 2022 based on relative return on assets (ROA) performance vested at 132% of target, and PSUs based on FCF performance vested at 62% of target over the three-year performance period ending December 31, 2024.

•
2024 LTI Design Changes — For the 2024 long-term incentive (LTI) awards, we removed FCF as a measure on PSUs and replaced it with Total Shareholder Return (TSR). Additionally, we increased the maximum opportunity to 200% of target.

•
Strategic Component Weighting — As previously announced, we reduced the weighting of the strategic component in our annual bonus program for 2024, emphasizing quantitative financial and operational metrics.

•
PSU Termination Provisions — We modified our PSU agreements to allow for pro-rata vesting upon termination without “Cause,” aligning with market practices and enhancing retention.

These compensation decisions and program enhancements reinforce our pay-for-performance philosophy and commitment to creating long-term stockholder value.

2025 Proxy Statement	33

2024 Compensation Components
Our executive compensation program consists of the following key components and are detailed below:
PRINCIPAL COMPONENTS OF EXECUTIVE COMPENSATION PROGRAM		ATTRACT/ RETAIN/ MOTIVATE	PAY FOR PERFORMANCE	STOCKHOLDER ALIGNMENT
Base Salary	Salary is an essential factor in attracting and retaining qualified personnel	✓
Annual Cash Incentives
Performance-based, short-term cash incentive opportunity that incentivizes the creation of stockholder value through achievement of the following metrics:
•
Adjusted EBITDA;

•
FCF;

•
Safety, environmental and
sustainability performance; and

•
Other strategic goals.

		✓	✓	✓
Long-Term Incentives
Equity incentive compensation that promotes alignment with stockholders by tying executive compensation to creation of long-term stockholder value and encouraging executives to build meaningful equity ownership stakes through a combination of time-based awards and performance-based awards subject to achievement of the following metrics:
•
Relative ROA; and

•
TSR.

		✓	✓	✓

Compensation Governance Best Practices
We follow good governance practices that our Compensation Committee believes are in the best interests of our stockholders. These practices include the following:

✓
Emphasize at-risk pay and pay for performance

✓
Maintain robust stock ownership guidelines

✓
Engage an independent compensation consultant

✓
Perform annual risk assessments of compensation programs

✓
A significant portion of long-term incentives are performance-based and all long-term incentives are impacted by changes in stock price

✓
Underwater stock options may not be repriced or exchanged without stockholder approval

✓
No dividends are paid on unearned performance-based equity awards and dividends on unvested time-based equity awards are subject to the same vesting conditions

✓
No NEOs receive significant perquisites or guaranteed annual bonuses

✓
Executives and employees are prohibited from hedging our securities

✓
Upon a change in control, no NEO is entitled to single-trigger cash payments or tax gross-ups

✓
Maintain a clawback policy applicable to all NEOs

34	Select Water Solutions

What Guides Our Compensation Structure
Compensation Philosophy
We generally reference the middle range of our competitive market for base salaries and target incentive opportunities, and the Compensation Committee maintains a focus on pay-for-performance and compensation in the form of equity awards to leverage the Company’s ability to attract, retain, and motivate key talent. The structure of our executive compensation program, including base pay and “at-risk” compensation (short- and long-term incentives), is intended to achieve the following objectives:
•
Align executive interests with the interests of our stockholders and our long-term strategy while discouraging undue risk taking by emphasizing long-term equity-based incentives and requiring executives to retain a significant portion of these incentives earned over time in common stock;

•
Foster a pay-for-performance culture by tying a significant portion of compensation directly to Select’s operating and financial performance and execution of strategic objectives, including annual operating performance, ROA, and FCF, and linking a portion of compensation to individual performance, including accomplishment of strategic goals that align with company goals. A large percentage of target compensation is “at risk” (84% for our Chief Executive Officer (“CEO”) and an average of 73% for the other NEOs) and performance-related (51% for the CEO and an average of 47% for the other NEOs), as shown below:

•
Attract and retain high performing executives through competitive pay practices (including equity), considering relevant market pay for similarly situated companies in our industry and other factors; and

•
Align pay outcomes with performance in a way that is transparent and understood by all stakeholders through clear and complete disclosure of executive compensation policies and practices, including alignment of certain metrics to strategy.

The Compensation Committee regularly reviews and considers the effectiveness of the Company’s existing compensation programs and modifies such programs or develops new programs to better effectuate the Compensation Committee’s compensation objectives.

2025 Proxy Statement	35

Compensation Setting Process
FEBRUARY/MARCH	MAY	AUGUST	DECEMBER

•
Review & certify
prior year
performance

•
Approve any base salary adjustments

•
Establish financial
and operational
targets for annual
incentive program

•
Grant annual
long-term incentive
awards

	• Compensation risk assessment • Annual assessment of compensation consultant independence • Review performance against incentive plans	• Approve peer group for benchmarking for following year compensation levels • Review Compensation Committee charter and compensation policies	• Review peer group benchmarking • Establish target annual incentives for the next year • Approve design of incentive programs for the next year
Role of the Compensation Committee — The Compensation Committee has ultimate responsibility for reviewing, evaluating, and approving all compensation and awards to the NEOs. The Compensation Committee on its own reviews the performance and compensation of the CEO and approves his level of compensation. The Compensation Committee may choose to gather input from the other members of the Board and may engage in discussions with other persons and advisors as it deems appropriate. For the other NEOs, the Compensation Committee approves each element of compensation following its review of the recommendations made by the CEO. The Compensation Committee also annually approves a number of shares that may be granted in the form of equity-based awards under the 2024 Plan by the CEO to certain non-executive officer employees, generally based on recommendations from the CEO and after consultation with the Compensation Committee’s independent compensation consultant.
Role of the Chief Executive Officer — Our CEO evaluates the performance of all NEOs other than himself and makes compensation recommendations to the Compensation Committee. CEO’s recommendations are based on several factors, including individual performance evaluations, business results, and general information related to compensation at other public companies. In consultation with the CEO, the Compensation Committee has final approval over the compensation to be paid to the executive officers. Either as a director of the Company or in his role with management, the CEO is regularly invited to attend meetings of our Compensation Committee. Additionally, certain members of management may also be invited to attend selected meetings of our Board or Compensation Committee. Following each such meeting, the CEO and, if applicable, any other invited member of management, is excused from non-management executive sessions of our Board or Compensation Committee, as applicable. The CEO does not participate in the Compensation Committee’s determination of his own compensation.
Role of the Independent Compensation Consultant — In May 2024, the Compensation Committee engaged Meridian Compensation Partners (“Meridian”) as its independent compensation consultant, replacing Pearl Meyer & Partners, LLC (“Pearl Meyer”) who had served in this role since late 2018. Pearl Meyer assisted with program design and other compensation-related matters for the 2024 fiscal year, while Meridian has handled the majority of tasks since their appointment, including with respect to the 2025 fiscal year compensation program. Meridian is directly engaged by the Compensation Committee to provide advice and information regarding:
•
Compensation philosophy and practices;

•
Peer group composition;

•
Compensation program design;

•
Short-term and long-term incentive plan administration; and

•
Competitive compensation analysis for executive officers and non-employee directors.

With respect to non-employee director compensation, the independent compensation consultant reviews the Company’s philosophy and practices regarding general Board compensation, committee compensation, committee chair compensation, and non-employee director equity award programs. In connection with these reviews, the independent compensation consultant provides the Compensation Committee comparative market assessments of executive and non-employee director compensation levels, including information relative to compensation trends and prevailing practices.

36	Select Water Solutions

The Compensation Committee meets regularly in executive session with its independent compensation consultant outside the presence of management.
The Compensation Committee regularly reviews the services provided by its outside consultants and, after considering all relevant factors, including the factors listed in Section 303A.05(c)(iv) of the New York Stock Exchange Listed Company Manual, believes that Pearl Meyer was and Meridian is independent in providing executive compensation consulting services. The Compensation Committee monitors the independence of its compensation consultant on a periodic basis. Based on these reviews and this monitoring, the Compensation Committee is not aware of any conflict of interest that has been raised by the work performed by Meridian or Pearl Meyer during 2024.
Role of Market Data — Our Compensation Committee relies in part, but not exclusively, on market data from its independent compensation consultants in determining appropriate levels of pay for our NEOs. Market data provided by Pearl Meyer during 2024 included data from proprietary energy industry and general industry executive compensation data sources and from our peer group. The Compensation Committee reviews the composition of our peer group on an annual basis and, after consultation with its independent compensation consultant, revises the group as it deems appropriate. The information from the compensation peer group is used to help define the competitive market for executive pay in similarly situated companies in our industry for each of our NEOs, to the extent available, and information from compensation surveys more generally helps define the competitive market for executive pay for our other NEOs for which peer group information is unavailable.
Pearl Meyer employed the following general approach when analyzing our 2023 peer group to determine if any updates should be made for 2024:
1.
Focused the pool of potential peer companies based on the GICS industry (Energy Equipment & Services) and sub-industry (Oil & Gas Equipment & Services), direct competitors identified by management, companies identified as peers by our competitors, companies listed in various institutional investor research reports, and companies listed in shareholder advisor reports.

2.
Looked for any potential removals due to acquisition, bankruptcy, etc.

3.
Screened out potential additions based on a combination of the following:

•
Public companies — Eliminated privately-held companies, subsidiaries, recently acquired firms, or financially distressed companies to provide assurance that more relevant executive compensation and financial results will be disclosed.

•
Company size — Current and projected revenue, employees, market capitalization, and assets, excluding companies outside a reasonable revenue range compared to Select (approximately 1/3x to approximately 3x) as executive compensation levels are generally correlated with company financial size.

•
Financial/ Operating/ Business — Considered factors such as type of business, structure, geographic footprint, corporate office location, and stock price correlation to provide more appropriate performance comparisons, make pay and performance analyses more meaningful, and ensure that peers are operating in similar areas or are located in areas where direct competition for executives is more pronounced.

As a result of their review, the compensation consultant recommended, and our Compensation Committee approved, the removal of DNOW Inc. (formerly NOW Inc.), Precision Drilling Corporation, and SECURE Waste Infrastructure Corp. (formerly SECURE Energy Services Inc.) and the addition of Aris Water Solutions, Inc., Helmerich & Payne, Inc., and KLX Energy Services Holdings, Inc. The following 16 peers comprised our peer group for 2024:
• Aris Water Solutions, Inc.	• Liberty Energy Inc. (f/k/a Liberty Oilfield Services Inc.)	• ProPetro Holding Corp.
• Archrock, Inc.	• NPK International Inc. (f/k/a Newpark Resources Inc.)	• RPC, Inc.
• Cactus, Inc.	• NexTier Oilfield Solutions Inc.(1)	• TETRA Technologies, Inc.
• Forum Energy Technologies, Inc.	• Nine Energy Services, Inc.	• U.S. Silica Holdings, Inc.(1)
• Helmerich & Payne, Inc.	• Oil States International, Inc.
• KLX Energy Services Holdings, Inc.	• Patterson-UTI Energy, Inc.

(1)
NexTier Oilfield Solutions, Inc. and U.S. Silica Holdings, Inc. were subsequently removed from our peer group following their respective acquisitions.

2025 Proxy Statement	37

Say-on-Pay Vote.   Historically, we have held an advisory vote on the compensation of our NEOs (a “say-on-pay” vote) every three years. However, based on the results of the proposal regarding the frequency of future say-on-pay votes at our 2024 Annual Meeting of Stockholders, where our stockholders expressed a preference for an annual vote, our Board has determined that we will hold an annual say-on-pay vote going forward. Our stockholders continue to express overwhelming support for our executive compensation program, with approximately 98% of our stockholders supporting our 2024 say on pay proposal. Our Compensation Committee values the input of our stockholders and considered their support of the 2024 say on pay proposal when reviewing executive compensation programs and practices.
2024 Executive Compensation Program
Base Salary
Each NEO’s base salary is a fixed component of compensation and does not vary depending on the level of performance achieved. Base salaries are determined for each NEO based on individual roles and responsibilities, internal equity, and positioning relative to similarly situated executives in our peer group. Our Compensation Committee reviews the base salaries for each NEO annually as well as at the time of any promotion or significant change in job responsibilities, and in connection with each review, our Compensation Committee considers individual and company performance over the course of the applicable year. During 2024, our Compensation Committee approved an increase to Mr. George’s base salary in recognition of his promotion to Executive Vice President and Chief Financial Officer.
The base salary for 2024 of each of our NEOs employed as of December 31, 2024, as established by our Compensation Committee, is as follows:
NAME	BASE SALARY (AS OF 12/31/2023)	BASE SALARY (AS OF 12/31/2024)	PERCENTAGE INCREASE
John D. Schmitz	$800,000	$800,000	0%
Christopher K. George	$340,000	$410,000	20.6%
Michael C. Skarke	$390,000	$390,000	0%
Michael J. Lyons	$390,000	$390,000	0%
Cody J. Ortowski	$365,000	$365,000	0%
Nick L. Swyka(1)	$360,000	N/A	N/A

(1)
Mr. Swyka was terminated without “Cause” effective March 29, 2024.

Annual Cash Incentives
Annual cash incentives for our NEOs are provided through our Short-Term Incentive Plan (“STI Plan”) and are structured to reward achievement relative to annual financial, operational, and individual performance objectives. Our Compensation Committee reviews and approves the annual cash incentive awards for each NEO based upon performance achievements established by the Compensation Committee at the beginning of the year. Our Compensation Committee established the target 2024 annual cash incentive awards for our NEOs based on the level of responsibility and ability to impact our overall results, as well as consideration of market pay practices. The target annual equity awards for 2024 were unchanged from

38	Select Water Solutions

2023 targets. Each NEO’s 2024 target annual incentive, as a percentage of each NEO’s base salary as in effect on February 21, 2024 is set forth below:
NAME	2024 TARGET ANNUAL INCENTIVE (% OF BASE SALARY)
John D. Schmitz	115%
Christopher K. George	80%
Michael C. Skarke	80%
Cody J. Ortowski	80%
Michael J. Lyons	80%
Nick L. Swyka(1)	80%

(1)
Mr. Swyka was terminated without “Cause” effective March 29, 2024.

The Compensation Committee annually evaluates the appropriate performance metrics, and relative weighting of those metrics, for our STI Plan based on financial goals, operational goals, and strategic plans for the Company. These metrics are chosen to align performance and safety throughout the Company and to emphasize stockholder value. For the 2024 annual cash incentive awards, the Compensation Committee selected the below metrics, which are based on fully consolidated Company results for each of our NEOs. In making these selections, the Committee reduced the weighting on Strategic Individual Goals to tie a greater percentage of the bonus to formulaic financial results and increased the weighting on FCF to reflect its importance as a measure of the quality of the company’s cash generating capacity.
WEIGHT	PERFORMANCE METRIC

Adjusted EBITDA:   Consolidated earnings before interest, taxes, depreciation, and amortization (“EBITDA”), plus/(minus) loss/(income) from discontinued operations, plus any impairment and abandonment charges or asset write-offs, plus non-cash losses on the sale of assets or subsidiaries, non-recurring compensation expense, non-cash compensation expense, and other non-recurring or unusual expenses or charges, including severance expenses, transaction costs, or facilities-related exit and disposal-related expenditures, plus/(minus) foreign currency losses/(gains), plus/(minus) losses/ (gains) on unconsolidated entities and plus tax receivable agreements expense less bargain purchase gains from business combinations.

Free Cash Flow (FCF):   Calculated based on our cash flow from operations, determined in accordance with generally accepted accounting principles (“GAAP”) or on a non-GAAP basis consistent with our practices (as determined by our Compensation Committee), minus net capital expenditures, including the impact of asset sales in the ordinary course of business.

Safety:   Based on TRIR, which is calculated as total number of recordable incidents multiplied by 200,000 divided by total number of hours worked by all employees, and LTIR, which is calculated as total number of lost time incidents multiplied by 200,000 divided by total number of hours worked by all employees. If the TRIR target is achieved, the payout percentage for this metric may be increased by up to 20%.

Environmental and Sustainability: Based on recycled water volumes, which is calculated as the volume metered and received into our water recycling facilities that is ultimately put back to reuse.
Strategic Individual Goals: Accomplishment of strategic goals that are aligned to the overall company goals and within the NEO’s areas of responsibility.

2025 Proxy Statement	39

The following table sets forth threshold, target and maximum performance goals established by the Compensation Committee with respect to the company-wide Adjusted EBITDA, FCF, safety and environmental metrics, as well as our actual achievement with respect to those performance metrics. If threshold financial performance is achieved under the STI Plan, then 50% of the target annual incentive awards will be earned by the NEOs, and if maximum financial performance is achieved under the STI Plan, then 200% of the target annual incentive awards will be earned by the NEOs. The payout percentage for safety performance ranges from 100% (threshold and target) to 120% (maximum) of the target annual incentive awards, and the payout percentage for environmental and sustainability performance ranges from 50% (threshold) to 120% (maximum). There is an opportunity for safety and environmental and sustainability payouts above the 120% maximum when Adjusted EBITDA exceeds a 120% payout.
Company-Wide Metrics
PERFORMANCE METRIC	THRESHOLD	TARGET	MAXIMUM	2024 ACTUAL PERFORMANCE	PERCENT OF TARGET METRIC EARNED		WEIGHT	PERCENT OF TARGET BONUS EARNED
Adjusted EBITDA	$191.5 mm	$278.7 mm	$334.4 mm	$258.4 mm	87.8%	x	40%	35.1%
FCF(1)	$50.6 mm	$101.1 mm	$151.7 mm	$98.9 mm	97.8%	x	30%	29.3%
Safety					100%	x	5%	5.0%
TRIR	—	0.68	—	0.54
LTIR	—	0.24	0.20	0.25
Recycled Water Volumes	116.5 mmbbls	233.0 mmbbls	279.6 mmbbls	264.3 mmbbls	113.4%	x	5%	5.7%

(1)
2024 FCF performance results were adjusted by $21.3 million to account for non-budgeted, board-approved capital projects as well as projects budgeted, but not spent during 2024.

Strategic Individual Goals
In determining each NEO’s discretionary individual achievement, the Compensation Committee considered each NEO’s individual contributions to our overall performance during 2024, including successes such as individual achievements, continual development, refining, and execution of the strategic vision for the Company and overall performance of managed departments. The Committee approved a 20% payout for Strategic Individual Goals based on several specific accomplishments, including:
•
the NEOs’ exceptional leadership in expanding the Water Infrastructure segment, resulting in 26% year-over-year revenue growth and a 62% increase in gross profit compared to 2023;

•
The NEOs also excelled in operational management, moving more than 1.5 billion barrels of water in support of customers’ oil and gas development and achieving a 43% increase in disposal volumes year-over-year; and

•
Strategic expansion initiatives were successfully implemented, including securing multiple new long-term contracts for pipeline gathering, recycling & disposal infrastructure projects, with approximately $150 million in new infrastructure capital deployment committed during 2024.

These accomplishments demonstrate the NEOs’ commitment to driving Select Water Solutions’ strategic goals and overall performance, justifying the Compensation Committee’s decision on the Strategic Individual Goals payout.

40	Select Water Solutions

2024 Annual Incentive Payouts
Based on the results above, the Compensation Committee approved the following STI Plan payments:
NAME	TARGET BONUS	COMPANYWIDE METRICS ACHIEVEMENT (WEIGHTED)		INDIVIDUAL ACHIEVEMENT (WEIGHTED)		TOTAL PERCENT OF TARGET EARNED	APPROVED 2024 ANNUAL INCENTIVE PAYOUT
John D. Schmitz	$920,000	75.1%	+	20%	=	95.1%	$875,196
Christopher K. George	$328,000	75.1%	+	20%	=	95.1%	$312,026
Michael C. Skarke	$312,000	75.1%	+	20%	=	95.1%	$296,806
Michael J. Lyons	$312,000	75.1%	+	20%	=	95.1%	$296,806
Cody J. Ortowski	$292,000	75.1%	+	20%	=	95.1%	$277,780
Nick L. Swyka(1)	$70,042	75.1%	+	20%	=	95.1%	$66,631

(1)
In accordance with Mr. Swyka’s Employment Agreement and the terms of the Swyka Separation Agreement (as defined below), his 2024 bonus was prorated for the time he was with the Company in 2024 for a total payout of $66,631.

Long-Term Incentives
2024 Annual Grants

Our Compensation Committee reviews and approves annual equity awards for each NEO. For 2024, these awards were granted under our 2016 Equity Incentive Plan (the “2016 Plan”) and our 2024 Equity Incentive Plan (the “2024 Plan”). Our Compensation Committee uses equity awards to align the executives’ interests with those of our stockholders, retaining our high performing executives and focusing executives on those long-term financial measures that are critical to long-term Company performance. The 2024 grants were comprised 50% of time-based restricted shares that vest ratably over three years, 25% of performance share units (“PSUs”) that vest based on the Company’s relative ROA performance over a three-year performance period (the “Relative ROA PSUs”) and 25% of PSUs based on the Company’s Total Shareholder Return (TSR) performance over a three-year performance period (the “TSR PSUs”). Our Compensation Committee selected relative ROA and TSR as the performance metrics for the PSUs because they:

•
Encourage thorough and disciplined capital allocation decisions;

•
Provide transparency to the next level of management so that award recipients can understand how to impact the metric; and

•
Serve as tangible, communicable and critical value drivers tied to concrete financial measures aligned with stockholder value.

The value of the 2024 annual grants to our NEOs for 2024 are set forth below, which may differ slightly from the grant date fair values reported under “2024 Executive Compensation Tables — 2024 Grants of Plan-Based Awards” below as a result of rounding, the use of a Monte Carlo simulation to determine the grant date fair value of the TSR PSUs, and our use of a five-day trading average to size awards. This methodology helps to smooth out short-term stock price fluctuations and provides a more stable basis for determining award sizes.

2025 Proxy Statement	41

Following a thorough review of market data to ensure our executive compensation remains competitive and aligned with industry standards, the Compensation Committee did not adjust target grant values as a percentage of base salary for 2024. This approach reflects our commitment to maintaining an effective and market-responsive compensation strategy that attracts and retains top talent while aligning executive interests with those of our shareholders.
NAME	2024 RESTRICTED SHARES (50% OF GRANT) ($)	2024 RELATIVE ROA PSUS (25% OF GRANT) ($)	2024 TSR PSUS (25% OF GRANT) ($)	2024 TOTAL ($)
John D. Schmitz	$1,580,000	$790,000	$790,000	$3,160,000
Christopher K. George(1)	$389,500	$194,750	$194,750	$779,000
Michael C. Skarke	$370,500	$185,250	$185,250	$741,000
Michael J. Lyons	$370,500	$185,250	$185,250	$741,000
Cody J. Ortowski	$346,750	$173,375	$173,375	$693,500
Nick L. Swyka(2)	$342,000	$171,000	$171,000	$598,500

(1)
In connection with his promotion to Executive Vice President and Chief Financial Officer, in July 2024, Mr. George received a supplemental grant on the same terms as the annual equity awards granted in February 2024. The amounts reflected in this table include both his February and July grants.

(2)
In accordance with Mr. Swyka’s Employment Agreement and the terms of the Swyka Separation Agreement (as defined below), his restricted shares were forfeited and his PSUs were prorated for the time he was with the Company in 2024.

Relative ROA PSUs
The Relative ROA PSUs will become earned based on our return on assets over the three-year performance period beginning January 1, 2024 and ending December 31, 2026, as compared to the following peer companies (the “Performance Peer Group”):
• Aris Water Solutions, Inc.	• Nine Energy Services, Inc.	• Ranger Energy Services, Inc.
• KLX Energy Service Holdings, Inc.	• Patterson-UTI Energy, Inc.	• RPC, Inc.
• Kodiak Gas Services, Inc.	• ProFrac Holding Corp.	• TETRA Technologies, Inc.
• Liberty Energy Inc.	• ProPetro Holding Corp.	• ChampionX Corporation
ROA is calculated by dividing Adjusted Net Income by Net Assets. For the Company, Adjusted Net Income is calculated by multiplying 0.79 by our adjusted earnings before tax (calculated as Adjusted EBITDA (defined as described under “—Annual Cash Incentives” above) minus Depreciation and Amortization and Interest Expense) and Net Assets is calculated based on our average net property and equipment, plus our average total current assets, less our current liabilities. For each member of the Performance Peer Group, Adjusted Net Income is calculated by multiplying 0.79 by the company’s adjusted earnings before tax (calculated as Adjusted EBITDA minus Depreciation and Amortization and Interest Expense), in each case, adjusted in a manner consistent with the adjustments determined by the Compensation Committee and included in the determination of the Company’s Adjusted Net Income.

42	Select Water Solutions

Achievement under the Relative ROA at the end of the three-year performance period is determined based on the following scale:
LEVEL OF ACHIEVEMENT	PEER GROUP RANKING	RELATIVE ROA PSUS EARNED (% OF TARGET)
Below Threshold	Outside of Top 10	0%
Threshold	Top 10	50%
Target	Top 7	100%
Maximum	Top 3	200%
Notwithstanding the foregoing, the Relative ROA PSUs provide that in the event our total shareholder return over the performance period is negative, no Relative ROA PSUs will be earned, regardless of the Company’s ranking among the Performance Peer Group.
TSR PSUs
The TSR PSUs will become earned based on our annualized Total Shareholder Return over the three-year performance period beginning January 1, 2024 and ending December 31, 2026.
Annualized TSR is calculated by the following formula:
For purposes of the formula, the share price is determined based on the volume-weighted average price per share for the 20 consecutive trading days preceding the beginning and end of the performance period. The amount of dividends and other distributions declared on a share of stock during the performance period will be treated as if it were reinvested in the Company as of the applicable ex-dividend date.
Achievement of the TSR PSUs at the end of the three-year performance period is determined based on the following scale:
LEVEL OF ACHIEVEMENT	ANNUALIZED TSR	TSR PSUS EARNED (% OF TARGET)
Below Threshold	Less than 0%	0%
Threshold	0%	50%
Target	10%	100%
Maximum	Greater than or equal to 30%	200%
Results of the 2022-2024 PSUs
During 2022, each of our NEOs received grants of Relative ROA PSUs and FCF PSUs with three-year performance periods ending December 31, 2024. The terms of these awards are described in our proxy describing 2022 compensation.
With respect to the Relative ROA PSUs, our ROA of 12.1% ranked 5 out of the 13 members of the performance peer group (adjusted to remove members of the performance peer group that were acquired or otherwise no longer publicly traded prior to December 31, 2024) and our total shareholder return over the performance period was 7.33%. As a result of the positive total shareholder return and Relative ROA ranking over the three-year period, the target PSUs earned equals 132% of the target award.
Under the FCF PSUs, the following table sets forth the target FCF per share for each year during the performance period, the actual FCF per share achieved for each year, and the resulting FCF Performance Percentage, which resulted in 62%

2025 Proxy Statement	43

of the target FCF PSUs becoming earned, as determined by our Compensation Committee. The FCF used in the per-share calculation is consistent with the FCF definition outlined in the STI Plan.
YEAR	FCF TARGET ($)	ACTUAL FCF ($)	FCF PERFORMANCE PERCENTAGE(1) (%)
2022	$0.44	($0.06)	—
2023	$1.51	$1.41	—
2024	$0.85	$0.83	—
TOTAL	$2.80	$2.18	62%

(1)
This column represents the percentage of equity awards that vest based on meeting service requirements where vesting is contingent on free cash flow performance targets. The percentage shown indicates the proportion of awards that become available to the recipient over time, not the actual level of free cash flow performance achieved.

Swyka Separation
Nick L. Swyka, Select’s former Senior Vice President and Chief Financial Officer, was terminated without “Cause” effective March 29, 2024. Mr. Swyka and the Company entered into a Separation Agreement (the “Swyka Separation Agreement”), which provided for the severance payments and benefits described below under “2024 Executive Compensation Tables — Potential Payments Upon Termination or Change in Control — Separation Agreement with Mr. Swyka” set forth in his employment agreement.
Other Compensation Elements
Employment Agreements — In May 2023, we entered into an employment agreement with Mr. Schmitz, which provides for an initial term ending December 31, 2025, with automatic renewals for successive one-year periods unless either party provides at least 60 days advance written notice of non-renewal. The employment agreement with Mr. Schmitz provides for an annualized base salary of $800,000, a target annual incentive of 115% of his base salary and eligibility to receive annual equity awards. We also maintain an employment agreement with Mr. Skarke that provides for an initial term of three years, with automatic renewals for successive one-year periods unless either party provides at least 60 days advance written notice of non-renewal. Our other NEOs are not party to an employment agreement.
The employment agreements contain certain restrictive covenants, including provisions that prohibit, with certain limitations, the NEO from competing with the Company and its affiliates, soliciting any of the Company’s or its affiliates’ customers, or soliciting or hiring any of the Company’s or its affiliates’ employees or inducing them to terminate their employment with the Company and its affiliates. These restrictions will generally apply during the term of the NEO’s employment with the Company and for one year following the termination date. The employment agreements each provide for severance payments and benefits upon certain qualifying terminations of employment, as described below under “2024 Executive Compensation Tables — Potential Payments Upon Termination or Change in Control.”
Benefit Plans — We offer participation in broad-based retirement, health and welfare plans to all our employees. We currently maintain a plan intended to provide benefits under section 401(k) of the Code (the “401(k) Plan”), where employees are allowed to contribute portions of their base compensation into a retirement account in order to encourage all employees, including any participating NEO, to save for the future. During 2024, the 401(k) Plan provided a matching contribution in an amount up to 4% of a participant’s eligible compensation. We have not maintained and do not currently maintain a defined benefit pension plan or nonqualified deferred compensation plan.
Other Compensation-Related Guidelines and Policies
Clawback Policy
We maintain the Select Water Solutions, Inc. Clawback Policy, which complies with the requirements of NYSE Listing Standard 303A.14 implementing Exchange Act Rule 10D-1. In the event we are required to prepare an accounting

44	Select Water Solutions

restatement of our financial statements due to material non-compliance with any financial reporting requirement under the federal securities laws or that corrects an error that is not material to previously issued financial statements, but would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period, we will recover the excess incentive-based compensation received by any covered executive officer, including the NEOs, during the prior three fiscal years that exceeds the amount that the executive otherwise would have received had the incentive-based compensation been determined based on the restated amounts.
Stock Ownership and Retention Guidelines
We maintain stock ownership and retention guidelines for all executive officers and directors of the Company. The guidelines are determined by using a multiple of the executive officer’s annual base salary or the non-employee director’s base annual retainer and converting it into a fixed number of shares. The minimum levels of stock ownership, reflecting recent increases in the minimum ownership guidelines for Executive Vice Presidents, Senior Vice Presidents, and Non-Employee Directors in early 2024, are outlined below:
TITLE	OWNERSHIP GUIDELINE
Chief Executive Officer	5x annual base salary
Chief Operating Officer	3x annual base salary
Chief Financial Officer	3x annual base salary
Executive Vice President	3x annual base salary
Senior Vice President	3x annual base salary
Chief Accounting Officer	1.5x annual base salary
Non-Employee Director	5x annual base retainer
Stock ownership levels must be achieved by the later of five years after the initial adoption of the guidelines or five years after the individual’s first appointment as an executive officer or non-employee director. Following any change in title or change in base salary of any executive officer, the corresponding ownership guideline for such person shall be revised accordingly. The executive officer must achieve the new stock ownership level within five years of the effective date of such change in title or base salary. Executive officers must retain all net shares received until the stock ownership guideline is attained unless approval is received from the Board of Directors.
Shares owned directly or indirectly (including, for non-employee directors, shares directly owned by entities, or their affiliates, which are the primary employers of such non-employee directors) by the executive officer or non-employee director and time-vesting restricted shares are counted towards satisfaction of the guidelines. Unexercised stock options and unearned performance-based awards are not counted.
All executive officers and Non-Employee Directors subject to these guidelines have satisfied the minimum ownership level or are on track to satisfy the guideline by the end of the five-year compliance period.
Equity Grant Timing
The Compensation Committee grants annual equity awards each year on February 24th following our annual earnings release and the filing of our Annual Report on Form 10-K. The Compensation Committee may also consider and approve interim or mid-year grants, from time to time based on business needs. During 2024, the Compensation Committee did not take material nonpublic information into account when determining the timing and terms of equity awards, and we did not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Insider Trading and Anti-Hedging Policy
Our Board adopted a securities and insider trading policy (the “Insider Trading Policy”), which governs the purchase, sale and other dispositions of our securities by directors, officers and employees (including, as applicable, their family members

2025 Proxy Statement	45

and controlled entities, in each case, as defined in the Insider Trading Policy) and the Company and is designed to promote compliance with insider trading, rules and regulations, and the NYSE listing standards.
Because hedging transactions can present the appearance of a bet against the Company, hedging or monetization transactions, whether direct or indirect, involving any of the Company’s securities are completely prohibited with respect to all directors, officers, other employees, and consultants of the Company and its subsidiaries. In particular, “short sales” (sales of securities that the seller either does not own at the time of the sale or will not be delivered within 20 days of the sale) are prohibited under the Company’s Insider Trading Policy.
Our Insider Trading Policy generally prohibits all transactions involving Company-based derivative securities, other than holding, exercising, or settling awards such as options, restricted stock, restricted stock units, or other derivative securities granted under a Company equity incentive plan or other substantially similar or related compensation-related transactions as otherwise expressly permitted by the Policy.
In addition, purchasing the Company’s common stock on margin (for example, borrowing money from a brokerage firm or other third party to fund the stock purchase) is strictly prohibited by the Insider Trading Policy, and pledging Company securities as collateral for a loan requires pre-approval from the Audit Committee.
The foregoing summary of the Insider Trading Policy does not purport to be complete and is qualified in its entirety by reference to the full text of the Insider Trading Policy, which is included as Exhibit 19.1 in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 19, 2025.
Risk Management
The Compensation Committee has reviewed our compensation policies as generally applicable to our employees and believes that our policies do not encourage excessive and unnecessary risk-taking, and that the level of risk that they do encourage is not reasonably likely to have a material adverse effect on the Company. Our management team regularly assesses the risks arising from our compensation policies and practices by reviewing and discussing the design features, characteristics, performance metrics at the company and segment levels and approval mechanisms of total compensation for all employees, including salaries, incentive plans, and equity-based compensation awards, to determine whether any of these policies or programs could create risks that are reasonably likely to have a material adverse effect on the Company.
Our compensation philosophy and culture support the use of base salary, performance-based compensation, and benefits that are generally uniform in design and operation throughout our organization and across similarly-situated levels of employees. In addition, the following specific factors applicable to senior management, in particular, reduce the likelihood of excessive risk-taking:
•
Our compensation mix is balanced among (i) fixed components like salary and benefits, (ii) annual incentives that reward our overall short-term financial performance, business unit financial performance, operational measures, and individual performance, and (iii) a portfolio approach for equity-based awards, primarily consisting of ratable vesting and cliff vesting, each over a three-year period.

•
A significant portion of our executive compensation is tied to how our stock price performs over a period of multiple years, with equity-based awards generally vesting over a three-year period. This minimizes the benefit of a temporary spike in stock price.

•
The Compensation Committee has discretion to reduce performance-based awards when it determines that such adjustments would be appropriate based on our interests and the interests of our stockholders.

•
Executive officers are subject to certain holding requirements and our Insider Trading Policy.

Although a significant portion of the compensation provided to NEOs is performance-based, these programs are designed to encourage employees to remain focused on both our short- and long-term operational and financial goals that are reasonable in light of our past performance and market conditions. A portion of the variable compensation we provide is comprised of long-term incentives in the form of time-based restricted shares, which retain value even in a depressed market, so executives are less likely to take unreasonable risks.

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REPORT OF THE COMPENSATION COMMITTEE
The following report of the Compensation Committee of the Company shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall this report be incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.
The Compensation Committee has reviewed and discussed the above Compensation Discussion and Analysis with management and, based on such review and discussions, the Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference to our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 19, 2025.
Compensation Committee of the Board of Directors,
GAYLE L. BURLESON, CHAIRMAN
LUIS FERNANDEZ-MORENO, MEMBER
TIMOTHY A. ROBERTS, MEMBER
DOUGLAS J. WALL, MEMBER
2024 EXECUTIVE COMPENSATION TABLES
2024 Summary Compensation Table
The following table summarizes, with respect to our NEOs, information relating to compensation for services rendered in all capacities during the fiscal years ended December 31, 2024, December 31, 2023 and December 31, 2022.
NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)	BONUS ($)(1)	STOCK AWARDS ($)(2)	NON-EQUITY INCENTIVE PLAN COMPENSATION ($)(3)	ALL OTHER COMPENSATION ($)(4)	TOTAL ($)
John D. Schmitz Chairman, President, and Chief Executive Officer	2024	$800,000	$184,000	$3,214,772	$691,196	$13,880	$4,903,858
	2023	$792,308	$230,000	$2,787,281	$566,628	$13,289	$4,389,506
	2022	$600,000	$258,750	$6,074,602	$675,726	$6,189	$7,615,267
Christopher K. George Executive Vice President and Chief Financial Officer	2024	$381,154	$65,600	$804,565	$246,426	$13,889	$1,511,634
	2023	$340,000	$68,000	$569,802	$167,525	$13,289	$1,158,616
	2022	$321,937	$54,672	$1,547,290	$213,098	$5,298	$2,142,292
Michael C. Skarke Executive Vice President and Chief Operating Officer	2024	$390,000	$62,400	$753,852	$234,406	$24,689	$1,465,347
	2023	$388,846	$68,640	$653,600	$192,161	$24,089	$1,327,336
	2022	$350,684	$63,072	$1,508,371	$225,634	$16,989	$2,164,750
Michael J. Lyons Executive Vice President and Chief Strategy and Technology Officer	2024	$390,000	$62,400	$753,852	$234,406	$13,889	$1,454,547
Cody J. Ortowski Executive Vice President, Business and Regulatory Affairs	2024	$365,000	$58,400	$705,517	$219,380	$13,889	$1,362,186
	2023	$365,000	$73,000	$611,702	$179,843	$13,289	$1,242,834
	2022	$365,000	$51,602	$1,122,983	$269,517	$6,189	$1,815,291
Nick L. Swyka Former Senior Vice President and Chief Financial Officer	2024	$103,154	$14,008	$695,855	$52,623	$474,501	$1,340,141
	2023	$360,000	$51,840	$603,321	$177,379	$13,289	$1,205,829
	2022	$359,901	$51,840	$1,508,371	$225,634	$6,189	$2,151,935

(1)
The amounts reported in this column represent the individual strategic performance component of our 2024 STI Plan.

(2)
The amounts reported in this column for 2024 represent the aggregate grant date fair value of restricted shares and PSUs granted under the 2016 Plan during fiscal year 2024, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. The amount reported with respect to PSUs is based on the probable outcome of the applicable performance conditions. Assuming maximum performance of the PSU performance conditions, the grant date fair value of such awards would be as follows: $3,161,858 for Mr. Schmitz; $741,452 for Mr. Skarke; $785,463 for Mr. George; $693,904 for Mr. Ortowski; $741,452 for Mr. Lyons; and $684,402 for Mr. Swyka. For additional information regarding the assumptions underlying this calculation please see Note 12 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2024. See the section of our CD&A above entitled “2024 Executive Compensation Program — Long-Term

2025 Proxy Statement	47

Incentives” and the “Grants of Plan Based Awards” table below for additional information regarding these awards. Although the full value of such awards are reflected in this column, Mr. Swyka’s restricted shares were forfeited and his outstanding 2024 PSUs were pro-rated for the period of time that he was employed by the Company.
(3)
The portion of the 2024 annual cash incentive awards related to achievement of company-wide performance metrics is reflected in this column, with the portion of the 2024 annual cash incentive awards related to individual strategic performance reflected in the “Bonus” column.

(4)
Amounts reported in this column for 2024 represent Company contributions to the NEOs’ 401(k) Plan accounts and the cost of Company-provided life insurance. For Mr. Skarke, this column also reflects $10,800 in an automobile allowance. For Mr. Swyka, this column also reflects amounts payable under the Swyka Separation Agreement, which include: (i) aggregate severance payments of $448,614, (ii) $66,631 for Mr. Swyka’s pro-rated bonus for 2024, and (iii) $11,998 in reimbursement of COBRA continuation coverage premiums.

2024 Grants of Plan-Based Awards
The table below includes information about awards granted to our NEOs during 2024 under the 2016 Plan, 2024 Plan, and the STI Plan.
	GRANT DATE	ESTIMATED POSSIBLE PAYOUTS UNDER NON-EQUITY INCENTIVE PLAN AWARDS(1)			ESTIMATED FUTURE PAYOUTS UNDER EQUITY INCENTIVE PLAN AWARDS(2)			ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)(3)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(4)
		THRESHOLD ($)	TARGET ($)	MAXIMUM ($)	THRESHOLD (#)	TARGET (#)	MAXIMUM (#)
Schmitz		$345,000	$644,000	$1,214,400
TSR PSU	2/24/24				46,416	92,832	185,664		$980,306
Relative ROA PSU	2/24/24				46,416	92,832	185,664		$600,623
RSA	2/24/24							185,664	$1,633,843
George		$123,000	$229,600	$432,960
TSR PSU	2/24/24				10,047	20,094	40,188		$212,193
Relative ROA PSU	2/24/24				10,047	20,094	40,188		$130,008
RSA	2/24/24							40,188	$353,654
TSR PSU	7/2/24				1,391	2,781	5,562		$29,367
Relative ROA PSU	7/2/24				1,391	2,781	5,562		$21,163
RSA	7/2/24							5,562	$58,179
Skarke		$117,000	$218,400	$411,840
TSR PSU	2/24/24				10,885	21,769	43,358		$229,881
Relative ROA PSU	2/24/24				10,885	21,769	43,358		$140,845
RSA	2/24/24							43,537	$383,126
Lyons		$117,000	$218,400	$411,840
TSR PSU	2/24/24				10,885	21,769	43,358		$229,881
Relative ROA PSU	2/24/24				10,885	21,769	43,358		$140,845
RSA	2/24/24							43,537	$383,126
Ortowski		$109,500	$204,400	$385,440
TSR PSU	2/24/24				10,187	20,373	40,746		$215,139
Relative ROA PSU	2/24/24				10,187	20,373	40,746		$131,813
RSA	2/24/24							40,746	$358,565
Swyka		$26,266	$49,029	$92,455
TSR PSU	2/24/24				10,047	20,094	40,188		$212,193
Relative ROA PSU	2/24/24				10,047	20,094	40,188		$130,008
RSA	2/24/24							40,188	$353,654

(1)
The amounts in these columns represent the potential threshold, target and maximum payouts with respect to the company-wide metrics under the 2024 annual cash incentive program under the STI Plan. The amounts reflected herein do not include amounts that may be earned with respect to the individual strategic performance component of the 2024 annual cash incentive program.

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(2)
The amounts in these columns represent the number of PSUs granted in 2024 that would become earned upon achievement of threshold, target and maximum levels of performance. The actual number of Relative ROA PSUs and TSR PSUs that will become earned and vest will not be determinable until after the three-year performance period ending December 31, 2026.

(3)
The amounts shown in this column represent the number of restricted shares granted to the NEOs. The restricted shares vest in one-third increments on each of February 24, 2025, February 24, 2026, and February 24, 2027. The restricted shares awarded to Mr. George on July 2, 2024 will vest in one-third increments on each of July 2, 2025, July 2, 2026, and July 2, 2027.

(4)
The amounts shown in this column represent the aggregate grant date fair value of restricted shares and PSUs granted during fiscal year 2024, calculated in accordance with FASB ASC Topic 718, disregarding estimated forfeitures. For additional information regarding the assumptions underlying this calculation please see Note 12 to our consolidated financial statements for the year ended December 31, 2024, which is included in our Annual Report on Form 10-K for the year ended December 31, 2024, which is included in our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 19, 2025. See the section of our CD&A above entitled “2024 Executive Compensation Program — Long-Term Incentives.”

Outstanding Equity Awards at 2024 Fiscal Year End
The following table reflects information regarding outstanding equity-based awards held by our NEOs as of December 31, 2024.
	OPTION AWARDS				STOCK AWARDS
NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS EXERCISABLE (#)	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS UNEXERCISABLE (#)	OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)(1)	MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(2)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(3)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(2)
John D. Schmitz	216,853	—	$30.75	1/19/2028	380,694	$5,040,389	649,854	$8,604,060
	195,749		$25.63	1/19/2028
	172,244		$20.50	1/19/2028
Christopher K. George	2,134	—	$20.00	2/7/2027	87,321	$1,156,130	148,439	$1,965,329
Michael C. Skarke	—	—	—	—	89,989	$1,191,454	152,389	$2,017,624
Cody J. Ortowski	—	—	—	—	88,057	$1,165,875	142,617	$1,888,252
Michael J. Lyons	—	—	—	—	99,785	$1,321,153	110,589	$1,464,192
Nick L. Swyka	—	—	—	—	—	—	66,812	$884,594

(1)
The awards reported in this column include restricted shares granted to our NEOs, which vest as set forth in the following table, generally subject to the NEO’s continued employment with Select through the applicable vesting date:

NAME	NUMBER OF RESTRICTED SHARES	REMAINING VESTING SCHEDULE
John D. Schmitz	59,987	February 24, 2025
	135,043	One-half each of February 24, 2025 and February 24, 2026
	185,664	One-third on each of February 24, 2025, February 24, 2026 and February 24, 2027
Christopher K. George	13,964	February 24, 2025
	27,607	One-half on each of February 24, 2025 and February 24, 2026
	40,188	One-third on each of February 24, 2025, February 24, 2026 and February 24, 2027
	5,562	One-third on each of July 2, 2025, July 2, 2026 and July 2, 2027
Michael C. Skarke	14,785	February 24, 2025
	31,667	One-half each of February 24, 2025 and February 24, 2026
	43,537	One-third on each of February 24, 2025, February 24, 2026 and February 24, 2027
Michael J. Lyons	44,848	August 15, 2025
	11,400	One-half each of August 15, 2025 and August 15, 2026

2025 Proxy Statement	49

NAME	NUMBER OF RESTRICTED SHARES	REMAINING VESTING SCHEDULE
	43,537	One-third on each of February 24, 2025, February 24, 2026 and February 24, 2027
Cody J. Ortowski	17,674	February 24, 2025
	29,637	One-half each of February 24, 2025 and February 24, 2026
	40,746	One-third on each of February 24, 2025, February 24, 2026 and February 24, 2027

(2)
The amounts in these columns were calculated by multiplying the number of awards reported by $13.24, the closing price of our Class A common stock as reported on the New York Stock Exchange on December 31, 2024, the last trading day of 2024.

(3)
The awards reported in this column represent PSUs granted to our NEOs during fiscal year 2023 (for the performance period ending December 31, 2025) and fiscal year 2024 (for the performance period ending December 31, 2026), as provided in the table below. In accordance with SEC rules, the number of outstanding PSUs reported reflects (i) the maximum number of the 2023 Relative ROA PSUs, (ii) the target number of 2023 FCF PSUs, (iii) the maximum number of 2024 Relative ROA PSUs, and (iv) the maximum number of 2024 TSR PSUs. The number of PSUs reported herein is not necessarily indicative of the actual payout that will be earned, if any, at the end of the applicable performance periods.

NAME	NUMBER OF 2023 RELATIVE ROA PSUS (#)	NUMBER OF 2023 FCF PSUS (#)	NUMBER OF 2024 RELATIVE ROA PSUS (#)	NUMBER OF 2024 TSR PSUS (#)
John D. Schmitz	177,244	101,282	185,664	185,664
Christopher K. George	36,234	20,705	45,750	45,750
Michael C. Skarke	41,563	23,750	43,538	43,538
Michael J. Lyons	14,963	8,550	43,358	43,358
Cody J. Ortowski	38,897	22,228	40,746	40,746
Nick L. Swyka	38,365	21,923	3,262	3,262
2024 Option Exercises and Stock Vested
The table below reflects restricted shares granted under the 2016 Plan and 2024 Plan which vested during the fiscal year ended December 31, 2024. None of our NEOs exercised outstanding stock options during the fiscal year ended December 31, 2024.
	STOCK AWARDS
NAME	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(1)
John D. Schmitz	1,113,563	$9,061,937
Christopher K. George	97,831	$859,925
Michael C. Skarke	119,903	$1,052,723
Michael J. Lyons	5,701	$62,426
Cody J. Ortowski	105,085	$921,386
Nick L. Swyka	169,257	$1,505,574

(1)
The value realized on vesting was calculated as the number of restricted shares and PSUs that vested (including shares withheld for tax withholding purposes), multiplied by the closing price of our Class A common stock on the applicable vesting date (or the last trading date immediately preceding the vesting date if such vesting date was not a trading date).

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Potential Payments Upon Termination or Change in Control
Employment Agreements
Mr. Schmitz — The employment agreement with Mr. Schmitz provides that if his employment is terminated by the Company without “Cause”, upon expiration of the initial term or a renewal term as a result of the Company’s issuance of a notice of non-renewal, by Mr. Schmitz for “Good Reason” or due to his death or “Disability”, then, subject to execution and non-revocation of a release of claims, Mr. Schmitz will be entitled to receive the following benefits:
•
Severance payment in an amount equal to two times (or three times if the termination occurs within 60 days prior to or within 24 months after the occurrence of a “Change in Control”) the sum of (i) his annualized base salary and (ii) his target bonus under the STI Plan for the year in which the termination occurs, payable in installments over 24 months (or 36 months if such termination occurs within 60 days prior to or within 24 months after the occurrence of a Change in Control);

•
Lump sum payment of an amount equal to a prorated portion of his bonus under the STI Plan for the calendar year in which his termination occurs, if any, as determined in accordance with the performance criteria established under the STI Plan, payable at the same time such bonuses are paid to active executive officers;

•
Lump sum payment of his earned but unpaid bonus under the STI Plan for the calendar year prior to the year in which his termination occurs, if any, payable at the same time such bonuses are paid to active executive officers; and

•
If Mr. Schmitz elects continuation coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985 (“COBRA”), monthly reimbursement for up to 18 months for group health plan continuation coverage premiums.

The employment agreement provides that, in the event any payments to Mr. Schmitz constitute excess parachute payments within the meaning of Section 280G of the Code, payments under the employment agreement will be reduced or paid, whichever produces the better net after-tax position for Mr. Schmitz.
As used in Mr. Schmitz’s employment agreement:
•
“Cause” generally means Mr. Schmitz’s (i) gross negligence or willful misconduct in the performance of his duties; (ii) material breach of any material provision of any Company policy or code of conduct; (iii) willful engagement in conduct that is materially injurious to the Company; or (iv) conviction of or plea of nolo contendre to, or adjusted probation or deferred adjudication received in connection with, any felony involving fraud, dishonesty or moral turpitude.

•
“Change in Control” generally has the same meaning set forth below under “— Equity Incentive Plan Awards.”

•
“Good Reason” generally means (i) a material diminution in base salary (other than a reduction of 25% or less that applies to all executive officers) or (ii) Mr. Schmitz ceasing to be Chief Executive Officer, in each case, subject to notice and cure periods.

Mr. Skarke — The employment agreement with Mr. Skarke provides that if his employment is terminated prior to the expiration of the term by Mr. Skarke “Good Reason,” by the Company without “Cause” (and not as a result of Mr. Skarke’s disability), or as a result of Mr. Skarke’s death, then, subject to execution and non-revocation of a release of claims, Mr. Skarke will be entitled to receive the following benefits:
•
Severance payment in an amount equal to the sum of (i) 12 months (or 18 months if the termination occurs on or within 15 months after the occurrence of a “Change in Control”) of his annualized base salary at the time of the NEO’s termination and (ii) one times (or 1.5 times if the termination occurs on or within 15 months after the occurrence of a Change in Control) the target bonus under the STI Plan for the year in which the termination occurs, payable in installments over 12 months (or 18 months if such termination is on or within 15 months after the occurrence of a Change in Control);

•
Lump sum payment of an amount equal to a prorated portion of Mr. Skarke’s bonus under the STI Plan for the calendar year in which his termination occurs, if any, as determined in accordance with the performance criteria established under the STI Plan, payable at the same time such bonuses are paid to active executive officers; and

•
If Mr. Skarke elects continuation coverage under COBRA, monthly reimbursement for up to 15 months in an amount equal to the difference between the group health plan continuation coverage premiums and the amount that active, similarly situated employees of the Company pay for similar coverage.

2025 Proxy Statement	51

The employment agreement provides that, in the event any payments to Mr. Skarke constitutes excess parachute payments within the meaning of Section 280G of the Code, payments under the employment agreement will be reduced or paid, whichever produces the better net after-tax position for the NEO.
As used in Mr. Skarke’s employment agreement:
•
“Cause” generally means Mr. Skarke’s (i) material breach of the employment agreement or any other written agreement with the Company, (ii) breach of any law applicable to the workplace or employment relationship or breach of any policy or code of conduct, (iii) gross negligence, willful misconduct, breach of fiduciary duty, fraud, theft or embezzlement, (iv) commission of, or conviction or indictment of him for, or plea of nolo contendre by him to, any felony or crime involving moral turpitude, or (v) failure to perform his obligations or follow any lawful directive from the Company, subject to a notice and cure provision.

•
“Change in Control” generally has the same meaning set forth below under “— Equity Incentive Plan Awards.”

•
“Good Reason” generally means (i) a material diminution in base salary, (ii) a material diminution in title or authority, duties and responsibilities, (iii) a geographic relocation of the principal place of employment by more than 50 miles, or (iv) a material reduction in the target bonus under the STI Plan, in each case, subject to notice and cure provisions.

Equity Incentive Plan Awards
2023 PSUs — Upon a termination of an NEO’s employment as a result of (i) a termination by the Company without “Cause,” (ii) a resignation for “Good Reason,” or (iii) such NEO’s death or “Disability,” the service requirement with respect to the PSUs shall be deemed to be satisfied, and such PSUs shall remain outstanding and subject to actual performance through the end of the applicable performance period. Upon an NEO’s “Retirement,” the service requirement with respect to a prorated portion of the NEO’s target PSUs shall be deemed to be satisfied, and such prorated portion shall remain outstanding and subject to actual performance through the end of the applicable performance period.
2024 PSUs — Upon a termination of an NEO’s employment (i) as a result of such NEO’s death or “Disability,” or (ii) a termination by the Company without “Cause” or a resignation for “Good Reason” within two years following a change in control, then the service requirement with respect to the PSUs shall be deemed to be satisfied, and such PSUs shall remain outstanding and subject to actual performance through the end of the applicable performance period. Upon an NEO’s “Retirement” or a termination by the Company without “Cause,” the service requirement with respect to a prorated portion of the NEO’s target PSUs shall be deemed to be satisfied, and such prorated portion shall remain outstanding and subject to actual performance through the end of the applicable performance period.
Restricted Shares — The unvested restricted shares held by our NEOs will become fully vested if the NEO’s employment is terminated as a result of such NEO’s death or Disability. Upon an NEO’s Retirement, a prorated portion of the unvested restricted shares will become vested. Additionally, if the NEO is terminated by the Company without “Cause” or resigns for “Good Reason” within the two-year period following a Change in Control, the unvested restricted shares will become fully vested. In addition to these accelerated vesting provisions, restricted shares granted to the NEOs during 2022 and 2023, with the exception of Mr. Lyons, will immediately become vested upon termination of an NEO’s employment by the Company without “Cause” so long as such termination of employment or other service relationship occurs on or after the first anniversary of the date of grant.
As used in the foregoing equity incentive plan awards:
•
“Cause” has the meaning that applies for purposes of the NEO’s employment agreement, or if no agreement exists, generally means that the NEO has (i) engaged in gross negligence or willful misconduct in the performance of the NEO’s duties, (ii) materially breached any material provision of a written agreement between the NEO and the Company or corporate policy or code of conduct, willfully engaged in conduct that is materially injurious to the Company or its affiliates, or been convicted of, pleaded no contest to or received adjudicated probation or deferred adjudication in connection with, a felony involving fraud, dishonesty or moral turpitude.

•
“Change in Control” generally means the occurrence of any of the following: (i) acquisition by any person of securities possessing more than 50% of the total voting power of the Company, (ii) a majority of the members of the Board are replaced by directors whose appointment or election is not endorsed by at least a majority of the members of the Board prior to the date of such appointment or election, (iii) consolidation, merger or other transaction involving the Company if, after such transaction, the stockholders immediately prior to such transaction

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do not possess ownership of securities representing at least 50% of the voting power of the Company or surviving or continuing corporation, (iv) sale of all or substantially all of the assets of the Company, or (v) a liquidation, dissolution or winding up of the Company. For purposes of the PSUs, a Change in Control must also constitute a “change in control event” under Section 409A of the Code.
•
“Disability” has the meaning that applies for purposes of the NEO’s employment agreement, or if no agreement exists generally means the NEO’s inability to perform his duties, with reasonable accommodation, due to mental or physical impairment that continues (or can reasonably be expected to continue) for (i) 90 consecutive days or (ii) 180 days out of any 365-day period.

•
“Good Reason” has the meaning that applies for purposes of the NEO’s employment agreement, or if no agreement exists generally means (i) a material diminution in the NEO’s base salary or (ii) a geographic relocation of the NEO’s principal place of employment by more than 50 miles, subject, in each case, to notice and cure provisions.

•
“Retirement” generally means the NEO’s voluntary resignation on or after attaining age 55 and completing ten or more full years of service with the Company or its affiliates.

The foregoing description is not intended to be a comprehensive summary of the individual NEO agreements or equity incentive plan awards and is qualified in its entirety by reference to such agreements, which are on file with the SEC. The following table sets forth the payments and benefits that would be received by each NEO in the event of a termination of employment or a change in control of the Company had occurred on December 31, 2024. As of December 31, 2024, only Mr. Schmitz was retirement eligible for purposes of outstanding equity incentive plan awards.
NAME	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	QUALIFYING TERMINATION ($)(1)	QUALIFYING TERMINATION W/IN THE CIC PROTECTION PERIOD ($)(2)	CHANGE IN CONTROL ($)(3)
John D. Schmitz
Cash Severance	3,440,000	3,440,000	—	3,440,000	5,160,000	—
Pro-Rated 2024 Bonus(4)	875,196	875,196	—	875,196	875,196	—
COBRA Reimbursements(5)	25,748	25,748	—	25,748	25,748	—
Restricted Shares(6)	5,040,389	5,040,389	2,557,037	2,582,197	5,040,389	—
PSUs(7)	4,469,652	4,469,652	2,160,371	2,830,858	2,830,858	2,160,371
TOTAL	$13,850,985	$13,850,985	$4,717,408	$9,753,999	$13,932,191	$2,160,371
Michael C. Skarke
Cash Severance	702,000	—	—	702,000	1,053,000	—
Pro-Rated 2024 Bonus(4)	296,806	—	—	296,806	296,806	—
COBRA Reimbursements(5)	33,301	—	—	33,301	33,301	—
Restricted Shares(6)	1,191,454	1,191,454	—	615,024	1,191,454	—
PSUs(7)	1,048,118	1,048,118	—	663,832	663,823	506,598
TOTAL	$3,271,679	$2,239,572	—	$2,310,953	$3,238,384	$506,598
Christopher K. George
Cash Severance			—
Pro-Rated 2024 Bonus(4)			—
COBRA Reimbursements(5)			—
Restricted Shares(6)	1,156,130	1,156,130	—	550,400	1,156,130	—
PSUs(7)	1,016,931	1,016,931	—	613,111	613,111	476,044
TOTAL	$2,173,061	$2,173,061	—	$1,163,511	$1,769,241	$476,044
Michael J. Lyons
Cash Severance
Pro-Rated 2024 Bonus(4)
COBRA Reimbursements(5)
Restricted Shares(6)	1,321,153	1,321,153	—	—	1,321,153	—
PSUs(7)	746,246	746,246	—	361,951	361,951	305,350
TOTAL	$2,067,399	$2,067,399	—	$361,951	$1,683,104	$305,350

2025 Proxy Statement	53

NAME	DEATH ($)	DISABILITY ($)	RETIREMENT ($)	QUALIFYING TERMINATION ($)(1)	QUALIFYING TERMINATION W/IN THE CIC PROTECTION PERIOD ($)(2)	CHANGE IN CONTROL ($)(3)
Cody J. Ortowski
Cash Severance
Pro-Rated 2024 Bonus(4)
COBRA Reimbursements(5)
Restricted Shares(6)	1,165,875	1,165,875	—	626,398	1,165,875	—
PSUs(7)	980,912	980,912	—	621,261	621,261	474,116
TOTAL	$2,146,787	$2,146,787	—	$1,247,658	$1,787,135	$474,116

(1)
A qualifying termination generally includes a termination without “Cause” or a resignation for “Good Reason;” provided, however, that qualifying termination is limited to a termination without “Cause” with respect to restricted shares held by the NEOs.

(2)
A qualifying termination during the CIC Protection Period generally includes a termination without “Cause” or a resignation for “Good Reason” during (i) with respect to the benefits under Mr. Schmitz’s employment agreement, the period beginning 60 days prior and ending 24 months after a Change in Control; (ii) with respect to the benefits under Mr. Skarke’s employment agreement, the 15-month period following a Change in Control; and (iii) with respect to outstanding restricted shares, the two-year period following a Change in Control.

(3)
These amounts are calculated by multiplying the number of PSUs that would become earned upon a change in control by $13.24, the closing price of our Class A common stock as reported on the New York Stock Exchange on December 31, 2024. The amounts provided herein are calculated based on actual performance through December 31, 2024, but the actual number of PSUs that would become earned upon a Change in Control would be determined based on performance as of the date of the Change in Control. For purposes of this column, the 2023 FCF PSUs would have reached threshold performance, the 2023 Relative ROA PSUs would have reached target performance, the 2024 TSR PSUs would have reached target performance and the 2024 Relative ROA PSUs would have reached target performance.

(4)
These amounts are calculated based on the pro-rated portion of the actual 2024 bonus earned by the NEO under the STI Plan; however, because we have assumed that the termination of employment occurred on December 31, 2024, this reflects the full amount of the actual 2024 bonus under the STI Plan for such NEO.

(5)
The COBRA reimbursement amounts are based on premiums and elections as of December 31, 2024, which are assumed for purposes of this table to remain the same throughout the applicable reimbursement period.

(6)
These amounts are calculated by multiplying the number of restricted shares that vest upon the applicable termination of employment by $13.24, the closing price of our Class A common stock as reported on the New York Stock Exchange on December 31, 2024.

(7)
These amounts are calculated by multiplying the number of PSUs for which the service requirement would be deemed satisfied as of the date of the applicable termination of employment by $13.24, the closing price of our Class A common stock as reported on the New York Stock Exchange on December 31, 2024. The amounts provided herein are calculated based on actual performance through December 31, 2024, but the actual number of PSUs that would become earned would be determined based on performance as of the end of the applicable performance period. For purposes of these amounts, as of December 31, 2024, the 2023 FCF PSUs would have reached threshold performance, the 2023 Relative ROA PSUs would have reached target performance, the 2024 TSR PSUs would have reached target performance and the 2024 Relative ROA PSUs would have reached target performance. See Note 3 to this table for an explanation of the value included in this table for the PSUs that would become earned as of a change in control.

Separation Agreement with Mr. Swyka
In connection with his termination without “Cause” effective March 29, 2024, Mr. Swyka and the Company entered into a separation agreement that provides for the following severance benefits and payments, constituent with his entitlements under his employment agreement and equity incentive plan awards: (i) severance payments totaling $648,000, payable over 12 months, which represents Mr. Swyka’s base salary and target bonus for 2024; (ii) a pro-rated bonus for 2024 under the Company’s STI Plan for 2024, which was earned at $66,631; (iii) reimbursement of premiums for COBRA continuation coverage for up to 15 months, which had an estimated value as of the date of termination of $22,496; (iv) accelerated vesting of 44,016 shares of restricted stock having a value as of the date of termination of $406,268; and (v) the 2022 and 2023 PSUs and a pro-rata portion of the 2024 PSUs would remain outstanding and eligible to vest based on final performance determination at the end of the period.

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PAY VERSUS PERFORMANCE
As required by Item 402(v) of Regulation S-K, the Company is providing the following information regarding the relationship between executive compensation and the Company’s financial performance for each of the five years in the period ended December 31, 2024. In accordance with the applicable SEC rules, the adjustments described and quantified below were made to the values reported in the Summary Compensation Table for each applicable year to determine the “actual” compensation paid to our principal executive officers and the average “actual” compensation paid to our other NEOs.
The following table summarizes compensation values reported in the Summary Compensation Table for our PEO and the average for our other NEOs, as compared to “compensation actually paid” or “CAP” and the Company’s financial performance for the years ended December 31, 2024, 2023, 2022, 2021, and 2020:
YEAR	SUMMARY COMPENSATION TABLE TOTAL FOR SCHMITZ ($)(1)	SUMMARY COMPENSATION TABLE TOTAL FOR LADHANI ($)(1)	COMPENSATION ACTUALLY PAID TO SCHMITZ ($)(1)(2)	COMPENSATION ACTUALLY PAID TO LADHANI ($)(1)(2)	AVERAGE SUMMARY COMPENSATION TABLE TOTAL FOR NON-PEO NEOS ($)(3)	AVERAGE COMPENSATION ACTUALLY PAID TO NON-PEO NEOS ($)(2)(3)	VALUE OF INITIAL FIXED $100 INVESTMENT BASED ON:		NET INCOME (LOSS) ($M)(6)	ADJUSTED EBITDA ($M)(7))
							TSR ($)(4)	PEER GROUP ($)(5)
2024	$4,903,858	N/A	$10,459,283	N/A	$1,426,771	$2,771,538	$45.37	$92.73	$35.5	$258.4
2023	$4,389,506	N/A	$720,873	N/A	$1,233,654	$667,885	$84.05	$107.14	$79.2	$258.3
2022	$7,615,267	N/A	$10,649,825	N/A	$2,161,293	$1,783,376	$100.11	$107.11	$54.9	$194.8
2021	$7,766,852	$3,265,117	$7,344,500	$3,185,568	$1,366,099	$1,447,609	$67.13	$67.34	$(50.1)	$50.0
2020	N/A	$4,226,328	N/A	$1,012,595	$1,229,165	$484,329	$44.18	$56.62	$(401.7)	$20.9
(1)
Mr. Schmitz was appointed as Chief Executive Officer effective January 3, 2021. Ms. Ladhani’s employment and service relationship with the Company terminated on January 3, 2021. Mr. Schmitz served as our PEO in 2023 and 2022. Mr. Schmitz and Ms. Ladhani each served as our PEO during a portion of 2021.

(2)
In accordance with Item 402(v) of Regulation S-K, the Company deducted from and added to the Summary Compensation Table total compensation the following amounts to calculate compensation actually paid for our PEO and average compensation actually paid for our Non-PEO NEOs in each respective year. As the NEOs do not participate in any defined benefit plans, no pension value was reported in the Summary Compensation Table total and thus no adjustments were required for pension service cost. There are no material differences between the assumptions used to compute the valuation of the equity awards for calculating the compensation actually paid from the assumptions used to compute the valuation of such equity awards as of the grant date.

	SCHMITZ		AVERAGE NON-PEO NEOS
	2024	2023(a)	2024	2023
Total Compensation from Summary Compensation Table	$4,903,858	$4,389,506	$1,426,771	$1,233,654
Adjustments for Equity Awards
Less, grant date values in the Summary Compensation Table	$(3,214,772)	$(2,787,281)	$(742,728)	$(609,606)
Plus, year-end fair value of unvested awards granted in the current year	$4,704,725	$2,824,755	$1,083,330	$617,802
Plus (less), year-over-year difference of year-end fair values for unvested awards granted in prior years	$2,396,303	$(2,070,907)	$464,817	$(257,339)
Plus (less), difference between prior year-end fair values and vesting date fair values for awards granted in prior years that vested in current year	$1,669,169	$(633,602)	$343,569	$(106,383)
Less, forfeitures during current year equal to prior year-end fair value	$—	$(1,001,598)	$195,779	$(210,242)
Total Adjustments for Equity Awards	$5,555,425	$(3,668,633)	$1,344,767	$(565,769)
Compensation Actually Paid	$10,459,283	$720,873	$2,771,538	$667,885

(a)
Reflects revisions to correct mathematical errors in our Compensation Actually Paid for 2023 as disclosed in the Pay Versus Performance disclosures in our 2024 proxy statement.

2025 Proxy Statement	55

(3)
The Average Summary Compensation Table Total for Non-PEO NEOs and Average Compensation Actually Paid to Non-PEO NEOs reflect the average compensation for 2024 (Messrs. Skarke, George, Ortowski, Lyons, Swyka), 2023 (Messrs. Skarke, George, Ortowski, Swyka), 2022 (Messrs. Skarke, George, Ortowski, Swyka, and Adam Law), 2021 (Messrs. Skarke, Ortowski, Swyka, and Law), and 2020 (Messrs. Ortowski, Swyka, Law, and Paul Pistono).

(4)
Total Shareholder Return (TSR) is calculated by dividing (a) the sum of (i) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (ii) the difference between the Company’s share price at the end of each fiscal year shown and the beginning of the measurement period, and the beginning of the measurement period by (b) the Company’s share price at the beginning of the measurement period. The beginning of the measurement period for each year in the table is December 31, 2019.

(5)
The peer group is comprised of the companies in the PHLX Oil Service Index.

(6)
The amounts in this column represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.

(7)
The amounts in this column represent the amount of Adjusted EBITDA, which is calculated as consolidated earnings before interest, taxes, depreciation, and amortization, plus/(minus) loss/(income) from discontinued operations, plus any impairment and abandonment charges or asset write-offs, plus non-cash losses on the sale of assets or subsidiaries, non-recurring compensation expense, non-cash compensation expense, and non-recurring or unusual expenses or charges, including severance expenses, transaction costs, or facilities-related exit and disposal-related expenditures, plus/(minus) foreign currency losses/(gains), plus/(minus) losses/(gains) on unconsolidated entities and plus tax receivable agreements expense less bargain purchase gains from business combinations.

Graphical Disclosure to Pay Versus Performance Table
The illustrations below provide a graphical description of CAP (as calculated in accordance with the SEC rules) and the following measures:
•
the Company’s cumulative TSR and the Peer Group’s cumulative TSR;

•
the Company’s net income; and

•
the Company Selected Measure, which for Select is Adjusted EBITDA.

CAP, Company TSR & Peer Group TSR

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CAP and Net Income
CAP and Adjusted EBITDA
Disclosure of Most Important Performance Measures for 2024 Fiscal Year
The measures listed below represent the most important financial performance measures that we used to determine compensation actually paid to our NEOs for fiscal year 2024. For more detail regarding these financial performance measures, please see “Compensation Discussion and Analysis — 2024 Executive Compensation Program.”
MOST IMPORTANT FINANCIAL PERFORMANCE MEASURES
• Adjusted EBITDA	• Free Cash Flow
• Return on Assets	• Total Stockholder Return

2025 Proxy Statement	57

CEO PAY RATIO
Our CEO had annual total compensation for 2024 of $4,903,858, as reflected in the 2024 Summary Compensation Table (“CEO Compensation”). We estimate that the annual total compensation of the median compensated of all employees of the Company and its consolidated subsidiaries as of December 31, 2024 (the “Determination Date”), excluding our CEO, was $85,525, which amount comprises all applicable elements of compensation for 2024 in accordance with Item 402(c)(2)(x) of Regulation S-K (the “Median Annual Compensation”). The ratio of the CEO Compensation to the Median Annual Compensation was approximately 57:1.
To identify the employee who received the Median Annual Compensation (the “Median Employee”), we measured annual base pay (consisting of regular base earnings and overtime) based on payroll records for 3,683 employees, representing all full-time, part-time, seasonal, temporary and contract employees (whose compensation is determined by the Company) of the Company, excluding our CEO, and our consolidated subsidiaries as of the Determination Date. In determining the Median Employee, we did not annualize compensation for employees who worked less than all of 2024.
The SEC’s rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
Our Compensation Committee currently consists of Ms. Burleson and Messrs. Fernandez-Moreno, Roberts and Wall. Our Chairman, President and Chief Executive Officer, Mr. Schmitz sits on the board of directors of Silver Creek Exploration III, LLC, an entity for which one of our directors, Mr. Burnett, serves as President and Chief Executive Officer. In addition, our Chairman, President and Chief Executive Officer, Mr. Schmitz, sits on the board of directors of Endurance Lift Holdings, LLC, and serves as its Chief Executive Officer. None of our other executive officers serve on the board of directors or compensation committee of a company that has an executive officer that serves on our Board or Compensation Committee. No other member of our Board is an executive officer of a company in which one of our executive officers serves as a member of the board of directors or compensation committee of that company. For additional information, please see “Certain Relationships and Related Party Transactions — Historical Transactions with Related Parties.”
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Policies and Procedures for Review of Related Person Transactions
A “Related Party Transaction” is a transaction, arrangement, or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has, or will have a direct or indirect material interest. A “Related Person” means:
•
Any person who is, or at any time during the applicable period was, one of our executive officers or one of our directors;

•
Any person who is known by us to be the beneficial owner of more than 5% of our Class A common stock;

•
Any immediate family member of any of the foregoing persons, which means any family relationships, of first cousins or closer, among the Company’s directors and executive officers, by blood, marriage or adoption, including child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, executive officer or a beneficial owner of more than 5% of our Class A common stock, and any person (other than a tenant or employee) sharing the household of such director, executive officer or beneficial owner of more than 5% of our Class A common stock; and

•
Any firm, corporation, or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a substantial ownership interest or control of the entity.

58	Select Water Solutions

Our Board adopted a written related party transactions policy prior to the completion of our initial public offering in 2017. Pursuant to this policy, our Audit Committee will review all material facts of all Related Party Transactions and either approve or disapprove entry into the Related Party Transaction, subject to certain limited exceptions. In determining whether to approve or disapprove entry into a Related Party Transaction, our Audit Committee shall consider, among other factors, the following: (i) whether the Related Party Transaction is on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances; and (ii) the extent of the Related Person’s interest in the transaction. Further, the policy requires that all Related Party Transactions be disclosed in our SEC filings in accordance with applicable laws, rules, and regulations.
Related Party Transactions
SES Holdings Agreement
Exchange Rights.   Each holder of SES Holdings Units (other than us and our subsidiaries) holds one share of our Class B common stock for each SES Holdings Unit held by such holder. Subject to certain limitations, pursuant to the Eighth Amended and Restated Limited Liability Company Agreement of SES Holdings, as amended from time to time (the “SES Holdings Agreement”), holders of SES Holdings Units other than us and our subsidiaries have the right (the “Exchange Right”) to exchange such holder’s SES Holdings Units for, at SES Holdings’ election, (i) shares of our Class A common stock on a one-for-one basis, subject to conversion rate adjustments for stock splits, stock dividends, reclassification and other similar transactions, or (ii) cash in an amount equal to the Cash Election Value (as defined below) of such Class A common stock. Alternatively, upon any exercise of any Exchange Right, we (instead of SES Holdings) will have the right (our “Call Right”) to acquire the tendered SES Holdings Units from the exchanging unitholder for, at our election, (i) the number of shares of our Class A common stock the exchanging unitholder would have received pursuant to the Exchange Right, or (ii) cash in an amount equal to the Cash Election Value. In connection with any exchange of SES Holdings Units pursuant to an Exchange Right or our Call Right, the corresponding number of shares of Class B common stock will be cancelled. As holders exchange their SES Holdings Units, our membership interest in SES Holdings will be correspondingly increased, the number of shares of Class A common stock outstanding will be increased, and the number of shares of Class B common stock outstanding will be reduced.
“Cash Election Value” means, with respect to the shares of Class A common stock to be delivered to the exchanging unitholder by us pursuant to our Call Right, (i) if our Class A common stock is then admitted to trading on a national securities exchange, the amount that would be received if the number of shares of Class A common stock to which the exchanging unitholder would otherwise be entitled were sold at a per share price equal to the trailing 10-day volume weighted average price of a share of Class A common stock the day prior to the relevant exchange notice date, net of actual or deemed offering expenses, or (ii) if our Class A common stock is not then admitted to trading on a national securities exchange, the value that would be obtained in an arm’s length transaction for cash between an informed and willing buyer and an informed and willing seller, neither of whom is under any compulsion to purchase or sell, respectively, and without regard to the particular circumstances of the buyer and the seller, as determined by us, net of deemed offering expenses.
We are required to pay any stamp or other similar tax in respect of any issuance of our securities upon the exercise of the Exchange Right or our Call Right, except for transfer taxes in the event such securities are to be issued in a name other than that of the exchanging unitholder.
Tax Receivable Agreements
In connection with the closing of our December 2016 private placement of 16,100,000 shares of our Class A-1 common stock at $20.00 per share (the “Select 144A Offering”), the Company entered into two Tax Receivable Agreements with certain affiliates of Legacy Owner Holdco, Crestview GP, and Crestview Holdings B (the “TRA Holders”). The payment obligations under the Tax Receivable Agreements are our obligations and not obligations of SES Holdings, and we expect that the payments we will be required to make under the Tax Receivable Agreements will be substantial.
In connection with the closing of the Select 144A Offering, we entered into two Tax Receivable Agreements with the TRA Holders. On July 18, 2017, our Board approved amendments to each of the Tax Receivable Agreements, which revised the definition of “change of control” for purposes of the Tax Receivable Agreements and acknowledged that the Rockwater Merger would not result in a change of control.

2025 Proxy Statement	59

The first of the Tax Receivable Agreements, which the Company entered into with Legacy Owner Holdco and Crestview GP, generally provides for the payment by the Company to such TRA Holders of 85% of the net cash savings, if any, in U.S. federal, state and local income and franchise tax that the Company actually realizes (computed using simplifying assumptions to address the impact of state and local taxes) or is deemed to realize in certain circumstances in periods after the Select 144A Offering as a result of, as applicable to each such TRA Holder, (i) certain increases in tax basis that occur as a result of the Company’s acquisition (or deemed acquisition for U.S. federal income tax purposes) of all or a portion of such TRA Holder’s SES Holdings Units in connection with the Select 144A Offering or pursuant to the exercise of the Exchange Right or the Call Right and (ii) imputed interest deemed to be paid by the Company as a result of, and additional tax basis arising from, any payments made under such Tax Receivable Agreement.
The second of the Tax Receivable Agreements, which the Company entered into with certain of the existing owners of outstanding membership interests in SES Holdings prior to the Select 144A Offering and related reorganization who received shares of our Class A common stock in exchange for their SES Holdings Units received in connection with the restructuring transactions completed in connection with the Select 144A Offering (the “Contributing Legacy Owners”), generally provides for the payment by the Company to such TRA Holders of 85% of the net cash savings, if any, in U.S. federal, state and local income and franchise tax that the Company actually realizes (computed using simplifying assumptions to address the impact of state and local taxes) or is deemed to realize in certain circumstances in periods after the Select 144A Offering as a result of, as applicable to each such TRA Holder, (i) any net operating losses available to the Company as a result of certain reorganization transactions entered into in connection with the Select 144A Offering and (ii) imputed interest deemed to be paid by the Company as a result of any payments made under such Tax Receivable Agreement. Under both Tax Receivable Agreements, the Company will retain the benefit of the remaining 15% of these cash savings.
The Tax Receivable Agreements, as amended, are filed as an exhibit to our Annual Report on Form 10-K for the year ended December 31, 2024 filed with the SEC on February 19, 2025, and the foregoing descriptions of the Tax Receivable Agreements are qualified by reference thereto. Future unitholders may become party to one or more tax receivable agreements entered into in connection with future acquisitions by SES Holdings.
The following tax benefit payments were made to Related Persons in December 2024: Crestview Partners II SES Investment, LLC — $62,248; Sunray Capital, LP — $136,734; B-29 Investments, LP — $8,590; Proactive Investments, LP — $23,945; and Superior Capital Investments, LP — $23,945.
Registration Rights Agreement for the Benefit of the Registration Rights Holders
On December 20, 2016, we entered into a registration rights agreement with the Contributing Legacy Owners and Legacy Owner Holdco. In connection with the execution of the merger agreement in connection with the Rockwater Merger, we entered into an amended and restated registration rights agreement with Legacy Owner Holdco, Crestview Holdings B, the SCF Group and WDC Aggregate LLC (collectively, the “Registration Rights Holders”), which, effective as of the closing of the Rockwater Merger, amends and restates the December 20, 2016 registration rights agreement. Pursuant to such agreement, among other things, (i) we will provide the rights for the Registration Rights Holders to participate in certain future underwritten public offerings of our Class A common stock, (ii) certain Registration Rights Holders will have the right to initiate an underwritten offering of our Class A common stock and (iii) the Registration Rights Holders will have certain customary “piggyback” registration rights, in each case subject to certain conditions. We will not be required to effect (x) more than five demand registrations delivered in the aggregate, (y) more than two demand registrations delivered by the Registration Rights Holders in any 12-month period or (z) a demand registration within 100 days of the pricing of a previous demand registration or a primary offering of our Class A common stock.
At any time, a party to the registration rights agreement will have the right to require us by written notice to demand registration of its registrable shares. Our obligations under this agreement include short-form, long-form and shelf registration statements, subject to certain restrictions as to number of demands, timing, and value of sales to be registered or shares to be sold in an underwritten offering.
If, at any time, we propose to register or conduct an underwritten offering of our securities (subject to certain exceptions) for our own account or for the account of any stockholder other than the parties to our registration rights agreement entered in connection with the Select 144A Offering or their permitted transferees, then we must give notice to the parties to the registration rights agreement or their permitted transferees to allow them to participate, or piggyback, in that registration statement or offering. In addition, any party to the registration rights agreement shall have the right to piggyback in any registration statement or offering effected at the request of any other party to the registration rights agreement.

60	Select Water Solutions

The registration rights granted to the parties to the registration rights agreement may be freely assigned, including to their transferees.
Historical Transactions with Related Parties
Aquacore Rental Company LLC — For the year ended December 31, 2024, we rented pumps and filter pod trailers for use in our operations at a cost of $15,165,325 and recorded sales in the amount of $8,454 to Aquacore Rental Company LLC, an entity indirectly owned by Cody Ortowski, our Executive Vice President, Business and Regulatory Affairs, and Cole Ortowski, an employee of the Company.
Axis Energy Services LLC — For the year ended December 31, 2024, we paid property rental fees in the amount of $1,925,611 and recorded sales in the amount of $676,095 to Axis Energy Services, an entity owned by Mr. Schmitz, our Chairman of the Board, President and Chief Executive Officer.
B-29 Ups and Downs, LLC — For the year ended December 31, 2024, we incurred charges totaling $1,324,575 for aviation services for use by our management team for business-related travel from B-29 Ups and Downs, LLC. B-29 Ups & Downs, LLC is owned by B-29 Family Holdings, LLC, an entity directly owned and controlled by Mr. Schmitz.
Bell Supply Company LLC — For the year ended December 31, 2024, we purchased parts and supplies from Bell Supply Company (“Bell”) totaling $511,595. Bell is owned by Endurance Lift Holdings, LLC, an entity controlled by Mr. Schmitz.
Cole Ortowski — Cole Ortowski, who is the brother of Cody Ortowski, the Company’s Executive Vice President, Business and Regulatory Affairs, is employed by the Company as President, Water Transfer Services. In 2024, Cole Ortowski earned $222,077 in salary and $184,943 in bonus. He was also granted equity awards of $168,753 (or 19,830 shares) in Restricted Stock Awards which vests ratably over 3 years, $28,126 (or 3,305 shares) in Performance Share Units which vests over a 3-year performance period based on Total Shareholder Return, and $28,126 (or 3,305 shares) in Performance Share Units which vests over a 3-year performance period based on relative Return on Assets. His compensation is consistent with the total compensation provided to other employees of the same level with similar responsibilities.
Merit Advisors, LLC — For the year ended December 31, 2024, we incurred charges totaling $956,307 for appraisal services and tax consulting from Merit Appraisal & Tax Consulting, LP (“Merit”). B-29 Family Holdings, LLC, an entity controlled by Mr. Schmitz, controls and partially owns Merit.
MyWorkDoc Technologies LLC — For the year ended December 31, 2024, we incurred charges totaling $465,810 for MyWorkDoc Technologies LLC, which is owned by B-29 Family Holdings, LLC, an entity controlled by Mr. Schmitz.
Orteq Energy Technologies — For the year ended December 31, 2024, we purchased pumps and related equipment for our operations totaling $4,076,362 from Orteq Energy Technologies, which is indirectly owned by Cody Ortowski and Cole Ortowski.
Sunray Capital, LP — For the year ended December 31, 2024, we made tax benefit payments in the amount of $136,734 to Sunray Capital, LP (“Sunray”) related to a tax receivable agreement. Sunray is a holding company subsidiary of B-29 Investments, LP, an entity controlled by Mr. Schmitz.
United Surface and Minerals LLC — For the year ended December 31, 2024, we paid property rental fees in the amount of $241,386 to United Surface and Minerals LLC, an entity owned by Mr. Schmitz, and Cody Ortowski.
See “Certain Relationships and Related Party Transactions — Related Party Transactions — Tax Receivable Agreements” above for more information.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our common stock as of March 6, 2025 based on information filed with the SEC or obtained from the persons named below, with respect to the beneficial ownership of shares of our common stock by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

•
each of our Named Executive Officers and directors (including our nominees) that beneficially owns shares of our common stock; and

•
all of our current executive officers and directors as a group.

2025 Proxy Statement	61

Unless otherwise indicated and subject to applicable community property rules, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Other than as specifically noted below, the mailing address for each listed beneficial owner is in care of Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240. The percentages are based on 103,611,339 shares of Class A common stock and 16,221,101 shares of Class B common stock outstanding.
Name of Beneficial Owner	Class A Common Stock		Class B Common Stock		Combined Voting Power(1)(2)
	(#)	(%)	(#)	(%)	(#)	(%)
Greater Than 5% Stockholders:
SES Legacy Holdings, LLC(3)(4)	—	—	16,221,101	100.0%	16,221,101	13.5%
Crestview Partners II GP, LP(5)	3,802,972	3.7%	16,221,101	100.0%	20,024,073	16.7%
BlackRock, Inc.(6)	8,656,346	8.4%	—	—	8,656,346	7.2%
Dimensional Fund Advisors LP(7)	6,031,868	5.8%	—	—	6,031,868	5.0%
First Trust Portfolios LP(8) First Trust Advisors L.P. The Charger Corporation	5,743,126	5.5%	—	—	5,743,126	4.8%
The Vanguard Group(9)	5,430,909	5.2%	—	—	5,430,909	4.5%
Directors, Director Nominees and Named Executive Officers:
John D. Schmitz(10)	4,801,408	4.6%	—	—	4,801,408	4.0%
Gayle L. Burleson	68,346	*	—	—	68,346	*
Richard A. Burnett(11)	115,044	*	—	—	115,044	*
Bruce E. Cope	—	*	—	—	—
Luis Fernandez-Moreno	51,784	*	—	—	51,784	*
Robin H. Fielder	43,457	*	—	—	43,457	*
Timothy A. Roberts	—		—	—	—
Troy W. Thacker	88,063	*	—	—	88,063	*
Douglas J. Wall(12)	110,636	*	—	—	110,636	*
Michael Skarke	417,723	*	—	—	417,723	*
Christopher K. George(13)	287,440	*	—	—	287,440	*
Michael J. Lyons	126,117	*			126,117	*
Cody J. Ortowski(14)	1,493,339	1.4%	—	—	1,493,339	1.2%
Nick L. Swyka(15)	—	—	—	—	—	—
All Current Executive Officers, Directors and Director Nominees as a Group (15 persons)	7,856,562	7.6%	—	—	7,856,562	6.64%

*
Represents less than 1% of the outstanding shares of common stock.

(1)
For each stockholder, in accordance with Rule 13d-3 promulgated under the Exchange Act, this percentage is determined by assuming the named stockholder exercises all options, warrants and other instruments pursuant to which the stockholder has the right to acquire shares of our common stock within 60 days, but that no other person exercises any options, warrants or other purchase rights (except with respect to the calculation of the beneficial ownership of all directors and executive officers as a group, for which the percentage assumes that all directors and executive officers exercise any options, warrants or other purchase rights).

(2)
Represents percentage of voting power of our Class A common stock and Class B common stock voting together as a single class. Each holder

62	Select Water Solutions

of limited liability company units in SES Holdings (each, an “SES Holdings Unit”) will hold one share of Class B common stock for each SES Holdings Unit that it owns. Each share of Class B common stock has no economic rights, but entitles the holder thereof to one vote.
(3)
Subject to the terms of the SES Holdings Agreement (as defined below), SES Legacy Holdings (“Legacy Owner Holdco”) (or its members) (and its permitted transferees, including certain members of Legacy Owner Holdco, under the SES Holdings Agreement) has the right to exchange all or a portion of its SES Holdings Units (together with the surrender for cancellation of a corresponding number of shares of Class B common stock) for Class A common stock at an exchange ratio of one share of Class A common stock for each SES Holdings Unit exchanged. The exchange of all the outstanding SES Holdings Units (together with the surrender for cancellation of all of our outstanding shares of Class B common stock) for shares of Class A common stock would result in the issuance of an additional 16,221,101 shares of Class A common stock. See “Certain Relationships and Related Party Transactions — SES Holdings Agreement.” Pursuant to Rule 13d-3 under the Exchange Act, a person has beneficial ownership of a security as to which that person, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares voting power and/or investment power of such security and as to which that person has the right to acquire beneficial ownership of such security within 60 days. The Company has the option to deliver cash in lieu of shares of Class A common stock upon the exercise by Legacy Owner Holdco (or any transferee) of its Exchange Right (as defined below). As a result, beneficial ownership of Class B common stock and SES Holdings Units is not reflected as beneficial ownership of shares of our Class A common stock for which such units and stock may be exchanged. The address for SES Legacy Holdings, LLC is c/o Select Energy Services, Inc., 1820 N I-35, Gainesville, TX 76240.

(4)
The board of managers of Legacy Owner Holdco has voting and dispositive power over the shares held by it. The board of managers of Legacy Owner Holdco consists of two representatives of Crestview Partners II SES Investment, LLC (“Crestview Holdings A”) and Mr. Schmitz, and is controlled by Crestview Partners II GP, L.P. (“Crestview GP”).

(5)
Based on information obtained from a Schedule 13G/A jointly filed with the SEC on February 14, 2025 by Crestview Partners II GP, L.P. (“Crestview GP”), Crestview Partners II SES Investment B, LLC (“Crestview Holdings B”), Crestview Partners II SES Investment, LLC, and Crestview Advisors, L.L.C. (“Crestview Advisors” and together with Crestview GP, Crestview Holdings B and Crestview Partners II SES Investment, LLC, “Crestview Partners”), Crestview Partners has voting and dispositive power with respect to 20,120,296 shares of our Class A common stock, which is composed of 16,221,101 Class B shares and corresponding SES Holdings Units held directly by Legacy Owner Holdco and 3,802,972 Class A shares held directly by Crestview Holdings B in each case for which Crestview Partners may be deemed to be the beneficial owner. Crestview GP has voting power over 16,221,101 Class B shares through its control of the board of managers of Legacy Owner Holdco. Crestview GP is the general partner of the investment funds which are members of Crestview Holdings B. Crestview Advisors provides investment advisory and management services to such funds. Decisions by Crestview GP to vote or dispose of the interests held by Crestview Holdings A and Crestview Holdings B require the approval of a majority of the seven members of its investment committee and the chairman of the investment committee. The investment committee is composed of the following individuals: Barry S. Volpert (chairman), Thomas S. Murphy, Jr., Robert V. Delaney, Jr., Brian P. Cassidy, Thomas S. Murphy, Jr., Bradford R. Williams, and Daniel G. Kilpatrick. None of the foregoing persons has the power individually to vote or dispose of any of such interests. Each of the foregoing individuals disclaims beneficial ownership of all such interests. The address of each of the foregoing is c/o Crestview Partners, 590 Madison Avenue, 42nd Floor, New York, New York 10022.

(6)
Based on information obtained from a Schedule 13G/A filed with the SEC on November 8, 2024. According to the Schedule 13G/A, BlackRock, Inc. has sole voting power over 8,656,346 shares and shared dispositive power over 8,842,944 shares. The address for BlackRock, Inc. is 50 Hudson Yards, New York, NY 10001.

(7)
Based on information obtained from a Schedule 13G filed with the SEC on February 9, 2024. According to the Schedule 13G, Dimensional Fund Advisors LP has sole voting power over 5,922,533 shares and sole dispositive power over 6,031,868 shares. The address for Dimensional Fund Advisors LP is 6300 Bee Cave Road, Building One, Austin, TX 78746.

(8)
Based on information obtained from a Schedule 13G filed with the SEC on October 25, 2024. According to the Schedule 13G, First Trust Advisors L.P. and The Charger Corporation have shared voting power over 5,733,276 shares, First Trust Portfolios L.P. has shared dispositive power over 9,850 shares, and First Trust Advisors L.P. and The Charger Corporation have shared dispositive power over 5,743,126 shares. The address for First Trust Portfolios L.P., First Trust Advisors L.P., and The Charger Corporation is 120 East Liberty Drive, Suite 400, Wheaton, Illinois 60187.

(9)
Based on information obtained from a Schedule 13G filed with the SEC on February 13, 2024. According to the Schedule 13G, The Vanguard Group has shared voting power over 96,499 shares, sole dispositive power over 5,261,138 shares and shared dispositive power over 169,771 shares. The address for The Vanguard Group is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(10)
Represents (i) 544,444 shares of Class A common stock held directly by Mr. Schmitz, (ii) 584,846 shares of Class A common stock that are deemed beneficially owned by Mr. Schmitz pursuant to the outstanding options that Mr. Schmitz owns (iii) 300,000 shares of Class A common stock held directly by B-29 Investments, LP, over which Mr. Schmitz has voting and dispositive power, (iv) 13,126 shares of Class A common stock held directly by B-29 GP, LLC, over which Mr. Schmitz has voting and dispositive power, and (v) an aggregate of 3,358,992 shares of Class A common stock held by various family trusts, of which Mr. Schmitz is the trustee.

(11)
Of the 115,044 shares of Class A common stock beneficially owned by Mr. Burnett, 5,334 shares are deemed beneficially owned by Mr. Burnett pursuant to the outstanding options that Mr. Burnett owns.

(12)
Of the 110,636 shares of Class A common stock beneficially owned by Mr. Wall, 5,334 shares are deemed beneficially owned by Mr. Wall pursuant to the outstanding options that Mr. Wall owns.

(13)
Of the 285,306 shares of Class A common stock beneficially owned by Mr. George, 2,134 shares are deemed beneficially owned by Mr. George pursuant to the outstanding options that Mr. George owns.

(14)
Of the 1,493,339 shares of Class A common stock beneficially owned by Mr. Ortowski, 1,120,437 shares of Class A common stock are held directly by Proactive Investments, LP. Mr. Ortowski has voting and dispositive power over shares held by Proactive Investments, LP.

(15)
Mr. Swyka, former Senior Vice President and Chief Financial Officer, was terminated without “Cause” effective March 29, 2024.

2025 Proxy Statement	63

Delinquent Section 16(A) Reports
The rules of the SEC require that the Company disclose late filings of reports of stock ownership (and changes in stock ownership) by its directors, executive officers, and beneficial owners of more than ten percent of the Company’s stock. The Company has undertaken responsibility for preparing and filing the stock ownership forms required under Section 16(a) of the Securities and Exchange Act of 1934, as amended, on behalf of its officers and directors. Based upon a review of forms filed and information provided by the Company’s officers and directors, we believe that all Section 16(a) reporting requirements were met during fiscal year end 2024, except for Mr. Lyons, one late Form 3 reporting initial securities ownership, due to an administrative error; and for Ms. Ibrahim, and Messrs. George, Lyons, Ortowski, Schmitz, Skarke, Swyka, and Szymanski, one transaction each reporting the grant of performance share units, due to administrative errors.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING
INFORMATION ABOUT THE PROXY PROCESS AND VOTING
WHAT IS A PROXY AND WHAT IS A PROXY STATEMENT?
A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy, the document in which you make that designation also is called a proxy. This document is a proxy statement. It is a document that we are required by law to provide to you when we ask you to name a proxy to vote your shares. We encourage you to read this Proxy Statement carefully.
WHO IS RESPONSIBLE FOR THE SOLICITATION OF PROXIES?
The Board is furnishing this Proxy Statement to you in connection with the solicitation of proxies by our Board and the solicitation of voting instructions, in each case for use at the Annual Meeting of Stockholders to be held on May 2, 2025, and at any adjournments or postponements thereof. We will pay for the cost of preparing, assembling, printing, and mailing this Proxy Statement and the accompanying proxy card, and the cost of soliciting proxies relating to the Annual Meeting. Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. We intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding shares of common stock is deemed necessary, we anticipate making such solicitation directly. The solicitation of proxies may be supplemented by telephone, telegram and personal solicitation by officers, directors, and other employees of the Company, but no additional compensation will be paid to such individuals.
WHY DID I RECEIVE A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS INSTEAD OF A PAPER COPY OF THE PROXY MATERIALS?
The rules of the SEC permit us to furnish proxy materials over the Internet. As a result, we are mailing to most of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials. All stockholders receiving the Notice of Internet Availability of Proxy Materials will have the ability to access our proxy materials over the Internet and, if desired, to request to receive a paper copy of our proxy materials by mail. Instructions on how to access our proxy materials over the Internet or to request a paper copy may be found in the Notice of Internet Availability of Proxy Materials. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may elect to receive future proxy materials electronically on an ongoing basis.
WHY DIDN’T I RECEIVE A NOTICE IN THE MAIL ABOUT THE INTERNET AVAILABILITY OF THE PROXY MATERIALS?
We are providing paper copies of our proxy materials instead of a Notice of Internet Availability of Proxy Materials to our stockholders who have previously requested to receive paper copies of our proxy materials. In addition, we are providing notice of the availability of our proxy materials by e-mail to our stockholders who have previously elected to receive proxy materials electronically. Those stockholders should have received an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website.

64	Select Water Solutions

HOW CAN I ACCESS THE PROXY MATERIALS OVER THE INTERNET?
Your Notice of Internet Availability of Proxy Materials or proxy/voting instruction card contains instructions on how to (1) view our proxy materials for the Annual Meeting over the Internet and (2) elect to receive future proxy materials electronically by e-mail. Our proxy materials also are available on our website at investors.selectwater.com/financial-information/annual-reports-and-proxy-statements.
Electing to receive future proxy materials electronically will help us conserve natural resources and reduce the cost of delivering our proxy materials. If you elect to receive future proxy materials electronically, you will receive an e-mail containing instructions and links to the website where our proxy materials are available and to the proxy voting website. Your election to receive proxy materials electronically by e-mail will remain in effect until you terminate it.
HOW MAY I OBTAIN A PAPER COPY OF THE PROXY MATERIALS?
If you receive a Notice of Internet Availability of Proxy Materials by mail, you will find instructions about how to obtain a paper copy of our proxy materials on the Notice of Internet Availability of Proxy Materials. If you receive notice of the availability of our proxy materials by e-mail, you will find instructions about how to obtain a paper copy of our proxy materials included in that e-mail. Stockholders who do not receive a Notice of Internet Availability of Proxy Materials or an e-mail regarding the availability of our proxy materials will receive a paper copy of our Annual Report, Proxy Statement and proxy card by mail.
WHAT IS A RECORD DATE AND WHO IS ENTITLED TO VOTE AT THE MEETING?
A record date is the date, as of the close of business on which, stockholders of record are entitled to notice of and to vote at a meeting of stockholders. The record date for the Annual Meeting is March 6, 2025 and was established by our Board as required under the laws of Delaware, our state of incorporation. Thus, owners of record of shares of Select Water Solutions’ Class A common stock and Class B common stock (collectively, the “common stock”) as of the close of business on March 6, 2025 are entitled to receive notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.
HOW MANY SHARES CAN BE VOTED AND WHAT IS A QUORUM?
You are entitled to one vote for each share of Select Water Solutions’ common stock that you owned as of the close of business on March 6, 2025, the Record Date, and you may vote all of those shares. Only our common stock has voting rights. On the record date, there were 119,832,440 shares of our common stock outstanding and entitled to vote at the Annual Meeting, including 103,611,339 shares of Class A common stock and 16,221,101 shares of Class B common stock, and approximately 177 holders of record and approximately 25,602 beneficial owners holding shares in “street name.”
A quorum is the minimum number of shares that must be represented in person or by proxy for us to conduct the Annual Meeting. The attendance in person or by proxy of holders of a majority of the shares of common stock entitled to vote at the Annual Meeting, or 59,916,221 shares of our common stock based on the record date of March 6, 2025, will constitute a quorum to hold the Annual Meeting. If you grant your proxy over the Internet, by telephone or by your proxy/voting instruction card, your shares will be considered present at the Annual Meeting and counted toward the quorum.
WHAT DIFFERENT METHODS CAN I USE TO VOTE MY SHARES?
You have a choice of voting your shares:
•
Over the Internet

•
By telephone

•
By mail

•
In person at the Annual Meeting

Even if you plan to attend the Annual Meeting, we encourage you to vote your shares over the Internet, by telephone or by mail. Please carefully read the instructions below on how to vote your shares. Because the instructions vary depending on how you own your shares and the method you use to vote your shares, it is important that you follow the instructions that apply to your situation.
If you vote your shares over the Internet or by telephone,
you should not return a proxy/voting instruction card.

2025 Proxy Statement	65

WHAT IS THE DIFFERENCE BETWEEN A STOCKHOLDER OF RECORD AND A BENEFICIAL OWNER OF SHARES HELD IN STREET NAME?
Stockholder of Record — If your shares are registered directly in your name with the Company’s transfer agent, Broadridge Corporate Issuer Solutions, Inc., you are considered the stockholder of record with respect to those shares, and the proxy materials were sent directly to you by the Company.
Beneficial Owner of Shares Held in Street Name — If your shares are held in an account at a broker, bank, broker-dealer, custodian, or other similar organization, then you are the beneficial owner of shares held in “street name,” and the proxy materials were forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting during the Annual Meeting. As a beneficial owner, you have the right to instruct that organization on how to vote the shares held in your account, but you must follow the “vote instruction form” that organization has provided to you to vote or attend the Annual Meeting.
HOW DO I VOTE MY SHARES IF I AM A “STOCKHOLDER OF RECORD” (SHARES REGISTERED IN MY NAME)?
Voting over the Internet — Voting over the Internet is easy, fast, and available 24 hours a day. If you receive a Notice of Internet Availability of Proxy Materials by mail, you may submit your proxy/voting instruction over the Internet by following the instructions on the Notice of Internet Availability of Proxy Materials. If you receive notice of the availability of our proxy materials by e-mail, you may submit your proxy/voting instruction over the Internet by following the instructions included in that e-mail. If you receive a proxy/voting instruction card by mail, you may submit your proxy/voting instruction over the Internet by following the instructions on the proxy/voting instruction card. You will be able to confirm that the Internet voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.
Voting by telephone — Voting by telephone also is easy, fast, and available 24 hours a day. If you live in the United States or Canada, you may vote by telephone by calling toll-free 1-800-690-6903. If you receive a Notice of Internet Availability of Proxy Materials by mail, you must have the control number that appears on the notice when voting. If you receive notice of the availability of our proxy materials by e-mail, you must have the control number included in that e-mail when voting. If you receive a proxy/ voting instruction card by mail, you must have the control number that appears on the proxy/voting instruction card when voting. You will be able to confirm that the telephone voting system has properly recorded your vote, which will be counted immediately, and there is no need to return a proxy/voting instruction card.
Voting by mail — You can save us expense by voting over the Internet or by telephone. Alternatively, if you received a proxy/voting instruction card by mail, you may vote by mail by completing, signing, dating, and promptly mailing your proxy/voting instruction card in the accompanying postage-paid return envelope.
Voting in person at the meeting — If you plan to attend the Annual Meeting, you can vote in person. To vote in person at the Annual Meeting, you will need to bring with you to present at the Annual Meeting evidence of your share ownership and a valid, government-issued photo identification, such as a driver’s license or passport.
HOW DO I VOTE MY SHARES IF I AM A “BENEFICIAL OWNER” (SHARES HELD IN “STREET NAME”)?
Voting over the Internet, by telephone or by mail — If your shares are registered or held in the name of your broker, bank, or other nominee (“street name”), you have the right to direct your broker, bank, or other nominee on how to vote your shares by using the method specified by your broker, bank, or other nominee.
In addition to voting by mail, most brokerage firms and banks participate in Internet or telephone voting programs. These programs provide eligible “street name” stockholders the opportunity to vote over the Internet or by telephone. Voting forms will provide instructions for stockholders whose brokerage firms or banks participate in these programs.
Voting in person at the meeting — If your shares are registered or held in the name of your broker, bank, or other nominee and you plan to attend the Annual Meeting to vote in person, you should contact your broker, bank, or other nominee to obtain a broker’s proxy, or legal proxy, and bring it with you to the Annual Meeting, together with a valid, government-issued photo identification, such as a driver’s license or passport, and your account statement or other evidence of your share ownership.
CAN I CHANGE MY VOTE AFTER I HAVE VOTED?
You may revoke your proxy and change your vote at any time before the final vote at the Annual Meeting. You may vote again by signing and returning a new proxy card or vote instruction form with a later date or by submitting a later vote

66	Select Water Solutions

electronically or via phone or, if you are a stockholder of record, by attending the Annual Meeting. Attending the Annual Meeting will not automatically revoke your proxy unless you vote again during the Annual Meeting or specifically request that your prior proxy be revoked by sending a written notice of revocation prior to the Annual Meeting to the attention of the Company’s Corporate Secretary at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240.
Please note, however, that if your shares are held of record by a broker, bank, broker-dealer, custodian, or other similar organization, you must instruct your broker, bank, broker-dealer, custodian, or other similar organization that you wish to change your vote by following the procedures on the voting instruction form provided to you by such organization.
WHAT MATTERS WILL BE VOTED UPON AT THE ANNUAL MEETING, AND WHAT VOTES ARE REQUIRED TO APPROVE EACH OF THE PROPOSALS?
The required vote for each of the proposals expected to be acted upon at the Annual Meeting and the treatment of abstentions and broker non-votes under each proposal are described below:
•
Proposal 1 — Election of directors.   The election of directors requires the affirmative vote of a plurality of the votes cast by stockholders present in person or by proxy at the Annual Meeting and entitled to vote on the election of directors. Neither withhold votes nor broker non-votes will have any effect on the outcome of voting on director elections.

•
Proposal 2 — Ratification of appointment of independent registered public accounting firm.   The approval of the proposal to ratify the selection of Grant Thornton LLP as our independent registered public accounting firm requires the affirmative vote of the majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

•
Proposal 3 — Approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers.   The approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers requires the affirmative vote of the majority of the shares of common stock present in person or by proxy and entitled to vote on the matter at the Annual Meeting. Abstentions will have the effect of a vote against the proposal. Broker non-votes, if any, will have no effect on the outcome of voting on the proposal.

WHAT HAPPENS IF I DO NOT INDICATE HOW TO VOTE MY PROXY?
If you sign your proxy card without providing further instructions, your shares will be voted in accordance with our Board’s recommendations, as described under “HOW DOES THE BOARD RECOMMEND THAT I VOTE MY SHARES?” below.
For any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof, the persons named as proxies in your proxy card will vote upon them in accordance with their best judgment.
HOW WILL MY SHARES BE VOTED IF I DO NOT PROVIDE INSTRUCTIONS TO MY BROKER?
Brokers holding shares must vote according to specific instructions they receive from the beneficial owners of those shares. If brokers do not receive specific instructions, brokers may in some cases vote the shares in their discretion, but are not permitted to vote on certain proposals and may elect not vote on any of the proposals unless you provide voting instructions. Voting your shares will help to ensure that your interests are represented at the meeting. If you do not provide voting instructions, and the broker elects to vote your shares on some but not all matters, it will result in a ‘broker non-vote’ for the matters on which the broker does not vote. Broker non-votes will be considered as present for quorum purposes. Abstentions occur when you provide voting instructions but instruct your broker to abstain from voting on a particular matter.
WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS OR MORE THAN ONE PROXY/VOTING INSTRUCTION CARD?
If you receive more than one Notice of Internet Availability of Proxy Materials or more than one proxy/ voting instruction card, you own shares of Select Water Solutions’ common stock in multiple accounts with your brokers(s) and/or our transfer agent. Please vote all of these shares. We recommend that you contact your broker(s) and/or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent is Broadridge

2025 Proxy Statement	67

Corporate Issuer Solutions, Inc., which may be reached by telephone at 1-720-378-5591, by e-mail at shareholder@broadridge.com or over the Internet at www.shareholder.broadridge.com.
HOW DOES THE BOARD RECOMMEND THAT I VOTE MY SHARES?
A proxy that is properly completed and returned will be voted at the Annual Meeting in accordance with the instructions on the proxy. If you properly complete and return a proxy, but do not provide any voting instructions, your shares will be voted in accordance with the Board’s recommendations. The Board’s recommendations can be found with the description of each proposal in this Proxy Statement. In summary, the Board recommends a vote:
•
Proposal 1 — “FOR” the election of the eight director nominees named in this Proxy Statement to hold office until our 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

•
Proposal 2 — “FOR” the ratification of the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

•
Proposal 3 — “FOR” the approval, on a non-binding, advisory basis, of the compensation of our Named Executive Officers.

If any other business properly comes before the stockholders for a vote at the Annual Meeting, your shares will be voted at the discretion of the holders of the proxy. At the date of this Proxy Statement, the Board knows of no matters, other than those stated immediately above, to be presented for consideration at the Annual Meeting.
WHAT IS THE PROXY CARD?
The proxy card enables you to appoint John D. Schmitz, the Company’s Chairman of the Board, President and Chief Executive Officer, and Christina Ibrahim, the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, each as your representative at the Annual Meeting. By completing and returning the proxy card, you are authorizing Mr. Schmitz and Ms. Ibrahim to vote your shares during the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting in person. Even if you plan to attend the Annual Meeting, it is strongly recommended that you complete and return your proxy card or vote via telephone or online before the Annual Meeting date to ensure your vote is counted in case your plans change. If a proposal comes up for vote during the Annual Meeting that is not on the proxy card, the representatives you have appointed as proxies will vote your shares, under your proxy, according to their best judgment.
The proxy card accompanying this Proxy Statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the Annual Meeting.
IS MY VOTE KEPT CONFIDENTIAL?
To the extent possible, proxies, ballots and voting tabulations identifying stockholders are kept confidential and will not be disclosed except as may be necessary to meet legal requirements.
WHO WILL TABULATE AND OVERSEE THE VOTE?
Representatives of Broadridge Financial Solutions, Inc. will tabulate and oversee the vote.
WHERE CAN I FIND THE VOTING RESULTS OF THE ANNUAL MEETING?
We intend to announce the preliminary voting results at the Annual Meeting and to disclose detailed, final voting results in a Current Report on Form 8-K, which we will file with the SEC and make available at investors.selectwater.com/financial-information/sec-filings within four business days of the Annual Meeting (or, if final results are not available at that time, within four business days of the date on which final results become available).
WHO CAN HELP ANSWER MY QUESTIONS?
Stockholders who have questions about the proposals described in this Proxy Statement, how to execute your vote, or need assistance in completing or submitting their proxy cards should contact Christina Ibrahim, the Company’s Senior

68	Select Water Solutions

Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, at 940-668-1818 or by sending a letter to Ms. Ibrahim at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240.
ANNUAL MEETING INFORMATION
DATE, TIME, PLACE AND PURPOSE OF THE ANNUAL MEETING
The Annual Meeting will be held on Friday, May 2, 2025, at 1:00 p.m. Central Time, at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240. You are cordially invited to attend the Annual Meeting, at which stockholders will be asked to consider and vote upon the following proposals, which are more fully described in this Proxy Statement:
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Proposal 1 — the election of the eight director nominees named in this Proxy Statement to hold office until our 2026 Annual Meeting of Stockholders or until their respective successors are duly elected and qualified;

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Proposal 2 — the ratification of the appointment, by the Audit Committee of the Board, of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2025; and

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Proposal 3 — a non-binding, advisory vote to approve Named Executive Officer compensation.

In addition, you are entitled to vote on any other matters that may properly come before the Annual Meeting or any adjournment or postponement thereof.
If the Annual Meeting is postponed or adjourned, your proxy will still be valid and may be voted at the rescheduled meeting. You may change or revoke your proxy until it is voted. To ensure your vote is counted, we encourage you to vote your shares (either by mail, telephone or online) prior to the Annual Meeting.
It is important that you retain a copy of the control number found on the proxy card, voting instruction form or Notice of Internet Availability of Proxy Materials, as such number will be required in order for stockholders to gain access to any meeting held partially or solely by means of remote communication.
ATTENDANCE AT THE ANNUAL MEETING
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You will need proof of ownership and valid government-issued picture identification to enter the Annual Meeting.

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If your shares are held beneficially in the name of a bank, broker or other holder of record and you plan to attend the Annual Meeting, you must present proof of your ownership of Select Water Solutions common stock, as of March 6, 2025, to be admitted to the Annual Meeting.

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Each stockholder may appoint only one proxy holder or representative to attend the meeting on his or her behalf.

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The use of cameras, sound recording equipment, communication devices or other similar equipment is prohibited.

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Packages, boxes, handbags, briefcases, and other items are subject to inspection at the Annual Meeting.

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If you have any questions about attending the Annual Meeting, you may contact Christina Ibrahim, the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, at 940-668-1818 or by writing to Ms. Ibrahim at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240.

MISCELLANEOUS MATTERS
Annual Report on Form 10-K — Our Annual Report on Form 10-K for our fiscal year ended December 31, 2024 was filed with the SEC on February 19, 2025 and is available on the Investors section of our website at https://investors.selectwater.com/financial-information/annual-reports-and-proxy-statements or on the SEC’s website at www.sec.gov. We will gladly furnish to any stockholder, without charge, a copy of our most recent Annual Report on Form 10-K (including the financial statements and schedules thereto) upon written request from the stockholder addressed to ir@selectwater.com or by writing to our Investor Relations Department at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240.
Stockholder List — A list of our stockholders of record as of the record date of March 6, 2025 will be available for examination for any purpose germane to the Annual Meeting of Stockholders during normal business hours at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240, at least 10 calendar days prior to the Annual Meeting of Stockholders.

2025 Proxy Statement	69

Principal Offices — Our principal executive offices are located at 1820 N I-35, Gainesville, TX 76240 and our telephone number is 940-668-1818.
OTHER MATTERS
Other Business
Management knows of no other business to be presented for action at the meeting. If other matters properly come before the meeting or any adjournment of the meeting, the persons named as proxies will vote upon them in accordance with their best judgment.
Submission of Stockholder Proposals and Nominations for the 2026 Annual Meeting
For any proposal to be considered for inclusion in our Proxy Statement and proxy card for submission to the stockholders at our 2026 Annual Meeting of Stockholders, it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act. Such proposals must be received by the Company at its office at 1820 N I-35, Gainesville, TX 76240, no later than the close of business on November 18, 2025.
In addition, our Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose other business to be considered by stockholders at a meeting (which includes the information required under Rule 14a-19 of the Exchange Act). Notice of a nomination or proposal must be delivered to us no later than the close of business on the 90th day and no earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting of stockholders; provided, however, in the event that the date of the annual meeting is scheduled for a date that is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so received not later than the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Accordingly, for our 2026 Annual Meeting of Stockholders, assuming the Annual Meeting is held on or about May 2, 2026, and if we do not issue a public announcement changing the date of the meeting, notice of a nomination or proposal must be delivered to us no later than the close of business on February 1, 2026, and no earlier than the close of business on January 2, 2026. Nominations and proposals also must satisfy other requirements set forth in our Bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal or nomination not made in compliance with the foregoing procedures.
Stockholder Recommendations for Directors
Stockholders wishing to submit recommendations for director candidates for consideration by the NG&S Committee must provide the following information in writing to the attention of the Secretary of the Company by certified or registered mail:
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the name, address, and biography of the candidate, and an indication of whether the candidate has expressed a willingness to serve;

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the name, address, and phone number of the stockholder or group of stockholders making the recommendation; and

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the number of shares of common stock beneficially owned by the stockholder or group of stockholders making the recommendation, the length of time held, and to the extent any stockholder is not a registered holder of such securities, proof of such ownership.

To be considered by the NG&S Committee for the 2026 Annual Meeting of Stockholders, a director candidate recommendation must be received by the Secretary of the Company by November 21, 2025.
Householding Information
Unless we have received contrary instructions, we may send a single copy of the Annual Report, this Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the

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stockholders should follow the instructions described below. We will deliver promptly upon written or oral request of a stockholder a separate copy of the Annual report, this Proxy Statement or Notice of Internet Availability of Proxy Materials, as applicable, to stockholder at a shared address to which a single copy of the documents was delivered. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:
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If the shares are registered in the name of the stockholder, the stockholder should contact Christina Ibrahim, the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary at Select Water Solutions, Inc., 1820 N I-35, Gainesville, TX 76240, or via telephone at 940-668-1818, to inform us of his or her request; or

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If a broker, bank, broker-dealer, custodian or other similar organization holds the shares, the stockholder should contact that representative directly.

Where You Can Find More Information
We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. The annual and quarterly reports and other reports and information are filed through the Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s website, located at www.sec.gov. We will provide, without charge, upon written or verbal request, a copy of the reports and other information filed with the SEC. In addition, we provide information regarding our corporate governance and financial and stock information on our corporate website at investors.selectwater.com.
Any requests for copies of information, reports or other filings with the SEC should be directed to Christina Ibrahim, the Company’s Senior Vice President, General Counsel, Chief Compliance Officer and Corporate Secretary, at 1820 N I-35, Gainesville, TX 76240.
By Order of the Board of Directors,
Christina M. Ibrahim
Senior Vice President, General Counsel,
Chief Compliance Officer and Corporate Secretary
Gainesville, Texas — March 18, 2025

2025 Proxy Statement	71

SELECT WATER SOLUTIONS, INC.1820 N. I-35GAINESVILLE, TX 76240VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 p.m. Eastern Time on May 1, 2025. Have your proxy card inhand when you access the web site and follow the instructions to obtain your recordsand to create an electronic voting instruction form.ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials,you can consent to receiving all future proxy statements, proxy cards and annual reportselectronically via e-mail or the Internet. To sign up for electronic delivery, please followthe instructions above to vote using the Internet and, when prompted, indicate thatyou agree to receive or access proxy materials electronically in future years.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m.Eastern Time on May 1, 2025. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:V62399-P27163KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYSELECT WATER SOLUTIONS, INC.The Board of Directors recommends you vote FORthe following:1. To elect eight director nominees to the Board ofDirectors of Select Water Solutions, Inc.:Nominees:ForWithhold1a. Gayle L. Burleson1b. Richard A. Burnett1c. Bruce E. Cope1d. Luis Fernandez-Moreno1e. Robin H. Fielder1f. Timothy A. Roberts1g. John D. Schmitz1h. Douglas J. WallPlease indicate if you plan to attend this meeting.Yes NoThe Board of Directors recommends you vote FORthe following proposals:For Against Abstain2. To ratify the appointment, by the AuditCommittee of the Board, of Grant Thornton LLPas the Company's independent registered publicaccounting firm for fiscal year 2025.3. To conduct a non-binding, advisory vote toapprove Named Executive Officer compensation.NOTE: In their discretion, the Proxies are authorizedto vote upon such other business as may properlycome before the meeting or any adjournment orpostponement thereof.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.Signature [PLEASE SIGN WITHIN BOX] DateSignature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. V62400-P27163 SELECT WATER SOLUTIONS, INC.Annual Meeting of StockholdersMay 2, 2025 1:00 P.M. Central Time This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) John D. Schmitz and Christina M. Ibrahim, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, and in their discretion upon such other matters as may be properly presented, all of the shares of common stock of SELECT WATER SOLUTIONS, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:00 P.M., Central Time on May 2, 2025 at 1820 N. I-35, Gainesville, TX 76240, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein and in accordance with the direction of the proxies as to any other matters that are properly presented. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies with respect to such other business as may properly come before the meeting or any adjournment or postponement thereof. In the event that any of the nominees named on the reverse side of this form are unavailable for election or unable to serve, the shares represented by the proxy may be voted for a substitute nominee selected by the Board of Directors. Continued and to be signed on reverse side